                          Phoenix Investor's Edge(R)
                       PHL Variable Accumulation Account
          Issued by: PHL Variable Insurance Company ("PHL Variable")


 PROSPECTUS                                                     March 9, 2009

  This prospectus describes a variable and fixed accumulation deferred annuity contract offered to groups and individuals. The contract offers a variety of variable and fixed investment options. You may allocate premium payments and contract value to one or more of the investment options of the PHL Variable Accumulation Account ("Separate Account"), the Market Value Adjusted Guaranteed Interest Account ("MVA") and the Guaranteed Interest Account ("GIA"). The assets of each investment option will be used to purchase, at net asset value, shares of a series in the following designated funds.


 AIM Variable Insurance Funds - Series  The Phoenix Edge Series Fund
 I Shares                               .  Phoenix Capital Growth Series
 .  AIM V.I. Capital Appreciation Fund  .  Phoenix Growth and Income Series
 .  AIM V.I. Core Equity Fund /1/       .  Phoenix Mid-Cap Growth Series
 .  AIM V.I. Mid Cap Core Equity Fund   .  Phoenix Money Market Series
    /1/                                 .  Phoenix Multi-Sector Fixed Income
 The Alger American Fund - Class O         Series
 Shares                                 .  Phoenix Multi-Sector Short Term
 .  Alger American Capital                 Bond Series
    Appreciation Portfolio /1/          .  Phoenix Strategic Allocation Series
 AllianceBernstein Variable Products    .  Phoenix-Aberdeen International
 Series Fund, Inc. - Class B               Series
 .  AllianceBernstein Balanced Wealth   .  Phoenix Small-Cap Growth Series
    Strategy Portfolio                  .  Phoenix-Duff & Phelps Real Estate
 .  AllianceBernstein Wealth               Securities Series
    Appreciation Strategy Portfolio     .  Phoenix Dynamic Asset Allocation
 DWS Investments VIT Funds - Class A       Series: Aggressive Growth
 .  DWS Equity 500 Index VIP            .  Phoenix Dynamic Asset Allocation
 .  DWS Small Cap Index VIP                Series: Growth
 Federated Insurance Series             .  Phoenix Dynamic Asset Allocation
 .  Federated Fund for U.S. Government     Series: Moderate
    Securities II                       .  Phoenix Dynamic Asset Allocation
 .  Federated High Income Bond Fund II     Series: Moderate Growth
    - Primary Shares                    .  Phoenix-Sanford Bernstein Mid-Cap
 Fidelity(R) Variable Insurance            Value Series
 Products - Service Class               .  Phoenix-Sanford Bernstein
 .  Fidelity VIP Contrafund(R)             Small-Cap Value Series
    Portfolio                           .  Phoenix-Van Kampen Comstock Series
 .  Fidelity VIP Growth Opportunities   .  Phoenix-Van Kampen Equity 500
    Portfolio                              Index Series
 .  Fidelity VIP Growth Portfolio       PIMCO Variable Insurance Trust -
 .  Fidelity VIP Investment Grade Bond  Advisor Class
    Portfolio                           .  PIMCO VIT CommodityRealReturn(TM)
 Franklin Templeton Variable Insurance     Strategy Portfolio
 Products Trust - Class 2               .  PIMCO VIT Real Return Portfolio
 .  Franklin Flex Cap Growth            .  PIMCO VIT Total Return Portfolio
    Securities Fund                     The Rydex Variable Trust
 .  Franklin Income Securities Fund     .  Rydex Variable Trust Inverse
 .  Mutual Shares Securities Fund          Government Long Bond Strategy Fund
 .  Templeton Developing Markets           /1/
    Securities Fund                     .  Rydex Variable Trust Nova Fund /1/
 .  Templeton Foreign Securities Fund   .  Rydex Variable Trust Sector
 .  Templeton Global Asset Allocation      Rotation Fund /1/
    Fund /2/                            Sentinel Variable Products Trust
 .  Templeton Growth Securities Fund    .  Sentinel Variable Products
 Lazard Retirement Series - Service        Balanced Fund
 Shares                                 .  Sentinel Variable Products Bond
 .  Lazard Retirement U.S. Small Cap       Fund
    Equity Portfolio /1/                .  Sentinel Variable Products Common
 Lord Abbett Series Fund, Inc. - Class     Stock Fund
 VC                                     .  Sentinel Variable Products Mid Cap
 .  Lord Abbett Bond-Debenture             Growth Fund
    Portfolio                           .  Sentinel Variable Products Small
 .  Lord Abbett Growth and Income          Company Fund
    Portfolio                           Summit Mutual Funds, Inc. - Summit
 .  Lord Abbett Mid-Cap Value Portfolio Pinnacle Series
 Neuberger Berman Advisers Management   .  Summit S&P MidCap 400 Index
 Trust - Class S                           Portfolio
 .  Neuberger Berman AMT Small Cap      The Universal Institutional Funds,
    Growth Portfolio                    Inc. - Class II Shares
 .  Neuberger Berman AMT Guardian       .  Van Kampen UIF Equity and Income
    Portfolio                              Portfolio
 Oppenheimer Variable Account Funds -   Wanger Advisors Trust
 Service Shares                         .  Wanger International Select
 .  Oppenheimer Capital Appreciation    .  Wanger International
    Fund/VA                             .  Wanger Select
 .  Oppenheimer Global Securities       .  Wanger USA
    Fund/VA
 .  Oppenheimer Main Street Small Cap
    Fund/VA


  /1/Closed to new investment on May 1, 2006. /2/Closed to new investment on October 29, 2001. See Appendix A for additional information.

  The contract is not a deposit of any bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The contract may go down in value.
  The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

  Purchasing a variable annuity within a qualified plan does not provide any additional tax benefit. Variable annuities should not be sold in qualified plans for the tax-deferral feature alone, but when other benefits, such as lifetime income payments and death benefit protection support the recommendation.
  This prospectus provides information that you should know before investing. Keep this prospectus for future reference. A Statement of Additional Information ("SAI") dated November 17, 2008, is incorporated by reference and has been filed with the SEC and is available free of charge by contacting us at the address or phone number listed below. The SAI's table of contents is available on the last page of this prospectus. If you have any questions, please contact:

     [GRAPHIC]                                [GRAPHIC]

               PHL Variable Insurance Company           Tel. 800/541-0171
               Annuity Operations Division
               PO Box 8027
               Boston, MA 02266-8027

                               TABLE OF CONTENTS



Heading                                          Page
-----------------------------------------------    --

Glossary of Special Terms.......................    3
Summary of Expenses.............................    4
Contract Summary................................    9
Financial Highlights............................   12
Financial Statements............................   12
Performance History.............................   12
The Variable Accumulation Annuity...............   13
PHL Variable and the Separate Account...........   13
The Variable Investment Options.................   13
GIA.............................................   14
MVA.............................................   15
Deductions and Charges..........................   15
  Annual Administrative Charge..................   15
  Daily Administrative Fee......................   15
  Market Value Adjustment.......................   16
  Guaranteed Minimum Accumulation Benefit
   (Phoenix Principal Protector) Fee............   16
  Guaranteed Minimum Income Benefit Rider
   (Phoenix Income Protector) Fee...............   16
  Guaranteed Minimum Withdrawal Benefit
   (Phoenix Flexible Withdrawal Protector) Fee..   16
  Combination Guaranteed Minimum Accumulation
   Benefit/Guaranteed Minimum Withdrawal
   Benefit (Phoenix Retirement Protector) Fee...   18
  Mortality and Expense Risk Fee................   18
  Surrender Charges.............................   19
  Tax...........................................   19
  Transfer Charge...............................   19
  Reduced Fees, Credits and Excess Interest for
   Eligible Groups..............................   19
  Other Charges.................................   20
The Accumulation Period.........................   20
  Accumulation Units............................   20
  Accumulation Unit Values......................   20
  Purchase of Contracts.........................   20
  Additional Programs...........................   21
  Optional Benefits.............................   25
  Surrender of Contract and Withdrawals.........   54
  Contract Termination..........................   54
  Payment Upon Death Before Maturity Date.......   54


Heading                                          Page

Internet, Interactive Voice Response and
  Telephone Transfers...........................   56
Market Timing and Other Disruptive Trading......   57
The Annuity Period..............................   58
  Annuity Payments..............................   58
  Annuity Payment Options.......................   59
  Payment Upon Death After Maturity Date........   61
Variable Account Valuation Procedures...........   61
  Valuation Date................................   61
  Valuation Period..............................   61
  Accumulation Unit Value.......................   61
  Net Investment Factor.........................   61
Miscellaneous Provisions........................   61
  Assignment....................................   61
  Payment Deferral..............................   61
  Free Look Period..............................   62
  Amendments to Contracts.......................   62
  Substitution of Fund Shares...................   62
  Ownership of the Contract.....................   62
  Inherited/Stretch Annuity Feature.............   62
Federal Income Taxes............................   63
  Introduction..................................   63
  Income Tax Status.............................   63
  Taxation of Annuities in
   General--Nonqualified Plans..................   63
  Additional Considerations.....................   64
  Owner Control.................................   65
  Diversification Standards.....................   66
  Taxation of Annuities in General--Qualified
   Plans........................................   66
Sales of Variable Accumulation Contracts........   70
Servicing Agent.................................   71
State Regulation................................   71
Reports.........................................   71
Voting Rights...................................   71
Texas Optional Retirement Program...............   72
The Phoenix Companies, Inc. - Legal Proceedings
  about Company Subsidiaries....................   72
SAI Table of Contents...........................   72
APPENDIX A--Investment Options..................  A-1
APPENDIX B--Deductions for Taxes................  B-1
APPENDIX C--Financial Highlights................  C-1

Glossary of Special Terms
--------------------------------------------------------------------------------


Most of the terms used throughout this prospectus are described within the text where they appear. Certain terms marked by italics when they first appear are defined below.

Account Value: The value of all assets held in the Separate Account.

Accumulation Unit: A standard of measurement for each investment option used to determine the value of a contract and the interest in the investment options prior to the maturity date and amounts held under Annuity Payment Option L.

Accumulation Unit Value: The value of one accumulation unit was set at $1.00 on the date assets were first allocated to each investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period just ended.

Annuitant(s)/Joint Annuitant: There may be one or two annuitants. One is the primary annuitant and the other is considered to be the joint annuitant. Prior to the maturity date, the annuitants may be changed. However, there may be tax consequences.

Annuity Payment Option: The provisions under which we make a series of annuity payments to the annuitant or other payee, such as Life Annuity with Ten Years Certain. See "Annuity Payment Options."

Annuity Unit: A standard of measurement used in determining the amount of each periodic payment under the variable Annuity Payment Options I, J, K, M and N. The number of annuity units in each investment option with assets under the chosen option is equal to the portion of the first payment provided by that investment option divided by the annuity unit value for that investment option on the first payment calculation date.

Annuity Unit Value: On the first valuation date selected by us, we set all annuity unit values in each investment option of the Separate Account at $1.00. The annuity unit value on any subsequent valuation date is equal to the annuity unit value of the investment option on the immediately preceding valuation date multiplied by the net investment factor for that investment option for the valuation period divided by 1.00 plus the rate of interest for the number of days in the valuation period based on the assumed investment rate.

Claim Date: The valuation date following receipt of a certified copy of the death certificate at our Annuity Operations Division.

Contract Date: The date that the initial premium payment is invested under a contract.

Contract Owner (owner, you, your): Usually the person or entity to whom we issue the contract.

Contract Value: Prior to the maturity date, the sum of all accumulation units held in the investment options of the Separate Account and the value held in the GIA and/or MVA. For Tax-sheltered Annuity plans (as described in Internal Revenue Code (IRC) Section 403(b)) with loans, the contract value is the sum of all accumulation units held in the investment options of the Separate Account and the value held in the GIA and/or MVA plus the value held in the Loan Security Account, and less any Loan Debt.

Death Benefit Options: The selected death benefit option determines the method of death benefit calculation upon death of the owner or if there is more than one owner, on the earliest death of any of the owners.

Fixed Payment Annuity: An annuity providing payments with a fixed dollar amount after the first payment is made.

Inherited/Stretch Annuity: A post-death distribution option that provides an extended payout option for the beneficiary of a deceased Owner's Contract.

MVA: An account that pays interest at a guaranteed rate if amounts allocated to the Separate account are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an annuity payment option before the end of the guarantee period we will make a market adjustment to the value of that account. Assets allocated to the MVA are not part of the assets allocated to the Separate Account or the general account of PHL Variable but are held in the Market Value Interest Adjusted Account established by PHL Variable. The MVA is described in a separate prospectus.

Maturity Date: The date elected by the owner as to when annuity payments will begin. The maturity date will not be any earlier than the first contract anniversary and no later than the annuitant's 95/th/ birthday or ten years from the contract date, unless we agree otherwise. The election is subject to certain conditions described in "The Annuity Period." If more than one annuitant, the primary annuitant's age will be used to determine that maturity date.

Minimum Guaranteed Interest Rate: The minimum interest rate credited to amounts held in the GIA. This rate will never be less than the statutory required minimum interest rate under applicable state insurance law.

Minimum Initial Payment: The amount that you pay when you purchase a contract. We require minimum initial premium payments of:

..  Nonqualified plans--$10,000
..  Bank draft program--$50
..  Qualified plans--$2,000

Net Asset Value: Net asset value of a series' shares is computed by dividing the value of the net assets of the series by the total number of series outstanding shares.

Valuation Date: A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and PHL Variable is open for business.

PHL Variable (our, us, we, company): PHL Variable Insurance Company.

Summary of Expenses
--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. There are no additional fees, other than the contract fees set forth below, charged at the time you purchase this contract.


CONTRACT OWNER TRANSACTION EXPENSES

  Deferred Surrender Charge (as a percentage
  of amount surrendered):
     Complete Premium Payment Years 0..........      For contracts issued prior to May 1, 2008 and for all contracts issued in states where the deferred surrender charge below is
                                                8%   not yet available, this table describes the fees and expenses that
     Complete Premium Payment Years 1.......... 7%   you will pay upon surrender of the contract or when you
     Complete Premium Payment Years 2.......... 6%   transfer contract value between the investment options. State
     Complete Premium Payment Years 3+......... None premium taxes ranging from 0.00% to 3.50%, depending on the state may also be deducted./2/
     Complete Premium Payment Years 0.......... 8%   For contracts issued on and after May 1, 2008, subject to
     Complete Premium Payment Years 1.......... 7%   state approval, this table describes the fees and expenses
     Complete Premium Payment Years 2.......... 7%   that you will pay upon surrender of the contract or when
     Complete Premium Payment Years 3.......... 6%   you transfer contract value between the investment options.
     Complete Premium Payment Years 4+......... None State premium taxes ranging from 0.00% to 3.50%, depending on the state may also be deducted./2/
  Transfer Charge/1/
     Maximum................................... $20
     Current................................... None

/1/ We reserve the right to impose a transfer charge of up to $20 per transfer after the first 12 transfers in each contract year. See "Transfer Charge." /2/ The amount of state premium tax, if any, will vary from state to state. See
    Appendix B to this prospectus for a list of states that assess a tax and their tax rates. We will reimburse ourselves only upon remittance to the applicable state.


ANNUAL ADMINISTRATIVE CHARGE/(1)/
  Maximum......................................      $35
  Current......................................      $35
MAXIMUM ANNUAL SEPARATE ACCOUNT EXPENSES (as a
percentage of average Account Value)

  Death Benefit Option 1 - Return of Premium             This table describes the fees and expenses that you will pay
  Mortality and Expense Risk Fee............... 1.53%/3/ during the time you own the contract, not including annual
  Daily Administrative Fee.....................  .13%/3/ fund fees and expenses.
  Total Annual Separate Account Expenses.......    1.65%

  Death Benefit Option 2 - Annual Step-up
  Mortality and Expense Risk Fee............... 1.68%/3/
  Daily Administrative Fee.....................  .13%/3/
  Total Annual Separate Account Expenses.......    1.80%

  Death Benefit Option 3 - Relief Amount /2/
  Mortality and Expense Risk Fee............... 1.83%/3/
  Daily Administrative Fee.....................  .13%/3/
  Total Annual Separate Account Expenses.......    1.95%

/1/ This charge is deducted annually on the contract anniversary, on a pro rata basis from each investment option in which you have an interest. See "Deductions and Charges."
/2/ This death benefit option is subject to state approval. See "Payment Upon
    Death After Maturity." Additionally, this death benefit option was not available after May 1, 2007.
/3/ The actual fee charged is 0.005% lower than the charge shown.

                             Optional Benefit Fees


This table describes the fees and expenses that you will pay periodically during the time that you own the contract if you elect an optional benefit (excluding annual fund fees and expenses). These fees are in addition to the annual Separate Account Expenses.

 Only one of the following optional guaranteed minimum benefit options can be elected. Consult with your financial advisor as to whether the GMAB (Phoenix Principal Protector), the GMIB (Phoenix Income
 Protector), the GMWB (Phoenix Withdrawal Protector), or combination GMAB/GMWB (Phoenix Retirement Protector) fits your particular needs. If you select any optional benefit other than the Phoenix Income Protector, you must allocate all premium and contract value to an approved asset allocation program.



GUARANTEED MINIMUM ACCUMULATION BENEFIT ("GMAB") FEE/1/
          PHOENIX PRINCIPAL PROTECTOR

(as a percentage of the greater of the Guaranteed Amount/4/ or Contract Value)
       Maximum............................................... 1.00%
       Current Rate/4/, Effective 3/9/2009................... 0.85%


                       GUARANTEED MINIMUM INCOME BENEFIT (GMIB) FEE/2 /
                                   PHOENIX INCOME PROTECTOR
                           (Not available beginning March 9, 2009)

(as a percentage of the greater of the Guaranteed Annuitization Value or Contract Value)
       Maximum........................................................................... 1.00%
       Current/4/........................................................................ 0.75%


                     GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER FEE/5/
                             PHOENIX FLEXIBLE WITHDRAWAL PROTECTOR/SM/
                        Available August 18, 2008 subject to state approval
                                   Fees effective March 9, 2009

    Fees are expressed as a percentage of the greater of the Benefit Base/6/ and Contract Value
                                                              Single Life Option Spousal Life Option
Maximum fee without Extended Care Enhancement................              2.50%               2.50%
Maximum additional fee to add Extended Care Enhancement......              0.50%               0.50%
Range of current fees without Extended Care Enhancement/7,4/.        2.15%-0.60%         2.50%-0.80%
Current additional fee to add Extended Care Enhancement/7/...              0.20%               0.20%


GUARANTEED MINIMUM WITHDRAWAL BENEFIT 2007 (GMWB 2007) FEE/3/
Prior to availability of Phoenix Flexible Withdrawal Protector in your applicable state

(as a percentage of the Greater of the Benefit Base/4/ and Contract Value)

Single Life Option                    Spousal Life Option
Maximum.................. 1.50%       Maximum................ 1.50%
Current.................. 0.75%       Current................ 0.95%


                GMWB Fee Version I Prior to January 16, 2007/3/

 (as a percentage of the greater of the Benefit Amount/4/ and Contract Value)

GMWB 5 - 5% Withdrawal Limit          Lifetime GMWB - 5% Withdrawal Limit
Maximum...................... 1.00%   Maximum................................ 1.00%
Current...................... 0.35%   Current................................ 0.60%
GMWB 7 - 7% Withdrawal Limit          Lifetime GMWB for 2 - Spousal Continuation - 5%
                                      Withdrawal Limit
Maximum...................... 1.00%   Maximum................................ 1.00%
Current...................... 0.50%   Current................................ 0.70%

                               FLEXIBLE COMBINATION BENEFIT (GMAB/GMWB) RIDER FEE/5/
                                         PHOENIX RETIREMENT PROTECTOR/SM/
                                Available August 18, 2008 subject to state approval
                                           Fees effective March 9, 2009

Fees are expressed as a percentage of the greatest of the GMWB Benefit Base/6/, GMAB Benefit Base/6/ and Contract Value
                                                                                Single Life Option  Spousal Life Option
Maximum fee without optional Guaranteed Minimum Death Benefit..................              2.75%                2.75%
Maximum additional fee to add optional Guaranteed Minimum Death Benefit........              0.50%                0.50%
Range of current fees without optional Guaranteed Minimum Death Benefit/8,4/...        2.75%-1.10%          2.75%-1.45%
Current additional fee to add optional Guaranteed Minimum Death Benefit/8,4/...              0.50%                0.50%


/1/ The Phoenix Principal Protector fee is deducted annually on the contract anniversary, only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See "Optional Benefits."
/2/ The Phoenix Income Protector fee is deducted annually on the contract anniversary only if the benefit is selected. The fee percentage is locked in at the time you elect the benefit. See "Optional Benefits."
/3/ The Guaranteed Minimum Withdrawal Benefit 2007 fee is deducted annually on the contract anniversary only if the benefit is elected. The fee will vary depending on which Version and option within a Version you elected. After January 15, 2007 and before Phoenix Flexible Withdrawal Protector becomes available in your applicable state only GMWB 2007 is available. For GMWB 2007, the current fee applies at the time you elect the benefit. The fee percentage may be subject to increases after election, but will not exceed the maximum charge of 1.50%. For Version I the fee percentage is locked in at the time you elect the benefit. The fee charged at the time you elect the Optional Reset may be higher or lower than when you first elected Version I. The fee, however, will not exceed the maximum charge of 1.00%. See "Optional Benefits."
/4/ For current rates effective in prior periods, please contact the Annuity
    Operations Division.
/5/ The maximum fee shown in this table is the highest fee for this rider. A different fee applies to various asset allocation options as shown below. If you choose this rider, you must allocate all premium and contract value to an approved asset allocation program. If you transfer from one asset allocation program or option to another during a rider year, the fee percentage you will pay for the rider will be the highest current rider fee associated with the various asset allocation programs in which your contract value was invested during that rider year. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and the MVA in which the contract has value. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.
/6/ The Benefit Base for Phoenix Flexible Withdrawal Protector, and the GMAB
    Benefit Base and the GMWB Benefit Base under the Phoenix Retirement Protector rider are amounts we calculate solely to determine the value of the benefit(s) provided by the rider and unlike the Contract Value, are not available for withdrawals or surrenders. These amounts are affected by various factors including withdrawals and premium payments. See the description of these riders in "Optional Benefits" for information about how each Benefit Base is calculated and used.
/7/ The current fees for the Phoenix Flexible Withdrawal Protector by asset allocation model are shown below.



Asset Allocation Models                                                Single Life Option Spousal Life Option
Phoenix-Ibbotson Strategic Asset Allocation - Conservative............       0.60%               0.80%
Phoenix-Ibbotson Strategic Asset Allocation - Moderately Conservative.       0.60%               0.80%
Phoenix Dynamic Asset Allocation Series: Moderate.....................       0.60%               0.80%
Franklin Templeton Founding Investment Strategy.......................       1.00%               1.35%
Phoenix-Ibbotson Strategic Asset Allocation - Moderate................       1.00%               1.35%
AllianceBernstein VPS Balance Wealth Strategy.........................       1.00%               1.35%
Phoenix Dynamic Asset Allocation Series: Moderate Growth..............       1.35%               1.80%
Franklin Templeton Perspectives Allocation Model......................       1.35%               1.80%
Phoenix-Ibbotson Strategic Asset Allocation - Moderately Aggressive...       1.35%               1.80%
Phoenix-Ibbotson Strategic Asset Allocation - Aggressive..............       1.85%               2.35%
Phoenix Dynamic Asset Allocation Series: Growth.......................       1.85%               2.35%
AllianceBernstein VPS Wealth Appreciation Strategy....................       2.15%               2.50%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth............       2.15%               2.50%


  We may change the current fees. If you transfer to a different asset allocation program or accept an automatic step-up of the Benefit Base as provided by the rider, the current fee in effect at the time of the transfer or step-up will be applicable to your contract. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector", and "Automatic Step-Up" for a description of the automatic step-up feature, the impact of a step-up on your rider fee, and how you may decline a step-up.

/8/ The current fees for the Phoenix Retirement Protector rider by asset allocation model are shown below.



Asset Allocation Models                                                Single Life Option Spousal Life Option
Phoenix-Ibbotson Strategic Asset Allocation - Conservative............       1.10%               1.45%
Phoenix-Ibbotson Strategic Asset Allocation - Moderately Conservative.       1.10%               1.45%
Phoenix Dynamic Asset Allocation Series: Moderate.....................       1.10%               1.45%
Franklin Templeton Founding Investment Strategy.......................       1.70%               2.20%
Phoenix-Ibbotson Strategic Asset Allocation - Moderate................       1.70%               2.20%
AllianceBernstein VPS Balance Wealth Strategy.........................       1.70%               2.20%
Phoenix Dynamic Asset Allocation Series: Moderate Growth..............       2.20%               2.65%
Franklin Templeton Perspectives Allocation Model......................       2.20%               2.65%
Phoenix-Ibbotson Strategic Asset Allocation - Moderately Aggressive...       2.20%               2.65%
Phoenix-Ibbotson Strategic Asset Allocation - Aggressive..............       2.50%               2.75%
Phoenix Dynamic Asset Allocation Series: Growth.......................       2.50%               2.75%
AllianceBernstein VPS Wealth Appreciation Strategy....................       2.75%               2.75%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth............       2.75%               2.75%


  We may change the current fees. If you transfer to a different asset allocation program, accept an automatic step-up of the GMWB Benefit Base or make an elective step-up of the GMAB Benefit Base as provided by the rider, the current fee in effect at the time of the transfer or step-up will be applicable to your contract. See "Optional Benefits", "Phoenix Retirement Protector" for a description of the automatic step-up feature of the GMWB component and the elective step-up feature of the GMAB component of this rider, the impact of a step-up on your rider fee, and how you may decline an automatic step-up of the GMWB component.


The table below shows the minimum and maximum fees and expenses as a percentage of daily net assets, for the year ended December 31, 2007, charged by the funds that you may pay indirectly during the time that you own the contract. More detail concerning each of the fund's fees and expenses is contained in the prospectus for each fund. Total Annual Fund Operating Expenses are deducted from a fund's assets and include management fees, distribution fees, distribution and/or 12b-1 fees, and other expenses.

         TOTAL ANNUAL FUND OPERATING EXPENSES
                                          Minimum Maximum
                                          ------- -------
  Gross Annual Fund Operating Expenses...  0.31%   3.83%
  Net Annual Fund Operating Expenses/1/..  0.28%   3.83%

/1/ Phoenix Variable Advisors, Inc, advisor to the Phoenix Edge Series Fund, and other advisors and/or other service providers to the funds have contractually agreed to reduce the management fees or reimburse certain fees and expenses for certain funds. The Gross Annual Fund Operating Expenses shown in the first row of the table do not reflect the effect of any fee reductions or reimbursements. The Net Annual Fund Operating Expenses shown in the second row reflects the effect of fee reductions and waiver arrangements that are contractually in effect at least through May 1, 2010. There can be no assurance that any contractual arrangement will extend beyond its current terms and you should know that these arrangements may exclude certain extraordinary expenses. See each fund's prospectus for details about the annual operating expenses of that fund and any waiver or reimbursement arrangements that may be in effect.

EXPENSE EXAMPLES




These examples will help you compare the cost of investing in the contract if you elect the Phoenix Retirement Protector Rider with the optional Guaranteed Minimum Death Benefit or, in the case of the examples for Death Benefit Option 3, if you elected the GMWB 2007 when it was available. These examples reflect the maximum charges under the contract.

The examples for Death Benefit Options 1 and 2 include the maximum fee of 3.25% for the Phoenix Retirement Protector Rider with the optional Guaranteed Minimum Death Benefit. Death Benefit Option 3 was not offered as of May 1, 2007. The Examples for Death Benefit Option 3 reflect the maximum fee for the GMWB 2007 which was the highest charge for an optional benefit during the time Death Benefit Option 3 was available. These examples assume that optional benefit charges are assessed as a percentage of Contract Value.

If you surrender your contract prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L your maximum costs at the end of the applicable time period would be:



                        Death Benefit Option 1
                        ----------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $1,512  $2,857  $3,820   $7,050

                        Death Benefit Option 2
                        ----------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $1,525  $2,892  $3,874   $7,125

                        Death Benefit Option 3/1/
                        -------------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $1,385  $2,508  $3,269   $6,247



If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:



                        Death Benefit Option 1
                        ----------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $816    $2,368  $3,820   $7,050

                        Death Benefit Option 2
                        ----------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $830    $2,406  $3,874   $7,125

                        Death Benefit Option 3/1/
                        -------------------------

                        1 Year  3 Years 5 Years 10 Years
                        --------------------------------
                        $678    $1,998  $3,269   $6,247




These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all applicable riders and benefit fees, separate account annual expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/07.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the fund and that you have allocated all of your contract value to the fund with the maximum fees and expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table to the left.

Contract Summary
--------------------------------------------------------------------------------

  This prospectus contains information about the material rights and features of the annuity contract that you should understand before investing. This summary describes the general provisions of the annuity contract.

Overview

  The contract is designed to give you maximum flexibility in obtaining your investment goals. It is intended for those seeking income and long-term tax-deferred accumulation of assets to provide income for retirement or other purposes. Those considering the contract for other purposes should consult with their tax advisors. Participants in qualified plans should know that this contract does not provide tax deferral benefits beyond those already provided by the qualified plan, and should not consider purchasing the contract for its tax treatment, but for its investment and annuity benefits. For more information, see "Purchase of Contracts."

  The contract offers a combination of variable and fixed investment options. Investments in the variable options provide results that vary and depend upon the performance of the underlying funds. The owner assumes the risk of gain or loss according to the performance of the underlying funds. Investments in the GIA or MVA provide guaranteed interest earnings subject to certain conditions. There is no guarantee that the contract value will equal or exceed payments made under the contract at maturity date. For more information, see "The Variable Investment Options," "GIA" and "MVA."

  You select a death benefit option suitable to your financial objectives. The Death Benefit Options differ in the manner in which the death benefit and the amount of the mortality and expense risk fee are calculated. Age restrictions may apply to each death benefit option. For more information, see "The Accumulation Period--Payment Upon Death Before the Maturity Date" and "Taxation of Annuities in General--Nonqualified Plans" and "Taxation of Annuities in General--Qualified Plans."

Optional Guaranteed Benefits
You may elect one of the following optional benefits with the contract:
..  a Guaranteed Minimum Accumulation Benefit (GMAB) (called Phoenix Principal
   Protector),

..  a Guaranteed Minimum Income Benefit (GMIB) (called Phoenix Income Protector.
   The Phoenix Income Protector is not available beginning March 9, 2009), or

..  a Guaranteed Minimum Withdrawal Benefit (GMWB), (called Phoenix Flexible
   Withdrawal Protector/SM/,) plus, for an additional fee, an optional Extended Care Enhancement, or

..  a Flexible Combination Benefit providing a GMWB and GMAB, (called Phoenix
   Retirement Protector/SM/,) plus, for an additional fee, an optional guaranteed minimum death benefit.

  We call these benefits "Optional Guaranteed Benefits". These benefits are provided by rider and have separate fees. The guarantees provided by the Optional Benefits in excess of your Contract Value are based on the claims-paying ability of PHL Variable. If you elect an Optional Guaranteed Benefit, you must allocate all premium and contract value to an asset allocation program approved by us for use with these riders (except when you elect Phoenix Income Protector). Taking contract withdrawals during the effective dates of these riders may reduce their benefits. For more information, see "Deductions and Charges", "Additional Programs" and "Optional Benefits".


Suitability
  Annuities are designed for long-term financial planning and are not designed for short-term investment strategies. You should make sure you understand all the options for payment and how long you must wait before annuity payments begin. Additionally, while an annuity offers the potential for appreciation, fees, charges, and poor investment performance can negatively affect the value of your annuity. You bear the investment risk, whether a gain or loss, for any contract value allocated to the Separate Account.

  Annuities that are offered to fund a qualified plan, such as an Individual Retirement Account, do not provide any additional tax deferred advantages. If your only or main investment objective is tax deferral, an annuity product may be more expensive than other products that provide tax deferred benefits.

Replacements
  Replacing any existing contract with this contract may not be to your advantage. You should talk with your registered representative before you replace your variable annuity contract. You should carefully compare the risks, charges, and benefits of your existing contract to the replacement policy to determine if replacing your existing contract benefits you. Additionally, replacing your contract could result in adverse tax consequences so you should also consult with your tax professional. You should know that once you have replaced your variable annuity contract, you generally cannot reinstate it unless the insurer is required to reinstate the previous contract under state law. This is true even if you choose not to accept your new variable annuity contract during your "free look" period.

Conflicts of Interest
  Broker-dealers and registered representatives often sell products issued by several different and unaffiliated insurance companies and the amount of compensation payable may vary significantly. Additionally, compensation paid to a broker-dealer or registered representative will also vary between products issued by the same insurance company, including additional compensation payable as part of certain service arrangements. A broker-dealer and its registered representatives may have an incentive to promote or sell one product over another depending on these differences in the compensation, potentially resulting in the sale of a product that may not be the best product to suit your needs. You should talk to your registered representative if you have questions about potential conflicts of interest that may be created by varying compensation plans. You can find more information about the types of compensation arrangements we offer in the "Sales of Variable Accumulation Contracts" section of this prospectus.

Investment Features

Flexible Premium Payments
.. Other than the Minimum Initial Payment, there are no required premium payments.

..  You may make premium payments anytime until the maturity date.

..  You can vary the amount and frequency of your premium payments.

Minimum Premium Payment
.. Generally, the minimum initial premium payment is $2,000 for a qualified plan and $10,000 for nonqualified plans. For more information, see "Purchase of Contracts."

Allocation of Premiums and Contract Value
.. Premium payments are invested in one or more of the investment options, GIA and the MVA. Each investment option invests directly in a professionally managed fund. The GIA is not available in Massachusetts. The MVA is not available for investment after the Maturity Date. The MVA is not available in Florida, Maryland, New Jersey, Oregon, Pennsylvania, Texas and Washington.

.. Prior to the Maturity Date, you may elect to transfer all or any part of the Contract Value among one or more investment options or the GIA, subject to the limitations established for the GIA and the restrictions related to disruptive trading and market timing. After the Maturity Date under variable annuity payment options, you may elect to transfer all or any part of the Contract Value among one or more investment options. For more information, refer to "GIA," "Internet, Interactive Voice Response and Telephone Transfers," and "Market Timing and Other Disruptive Trading."

.. Transfers between the investment options and from the investment options into the MVA are subject to disruptive trading and market timing restrictions. For more information, see "Market Timing and Other Disruptive Trading." Transfers from the MVA may be subject to market value adjustments and are subject to certain rules. For more information see "MVA" and the MVA prospectus.

.. The contract value allocated to the investment options varies with the investment performance of the funds and is not guaranteed.

.. The contract value allocated to the GIA will depend on deductions taken from the GIA and interest accumulated at rates we set. For contracts issued prior to March 31, 2003, the minimum guaranteed interest rate is equal to 3%. For contracts issued on or after March 31, 2003, and subject to state insurance department approval, the minimum guaranteed interest rate will equal the statutory required minimum interest rate under applicable state insurance law where the contract is delivered (generally between 1% and 3%).

.. For contracts issued on or after March 31, 2003, payments and transfers to the GIA are subject to a maximum GIA percentage. The maximum GIA percentage is the maximum amount of a premium payment or total contract value that can be allocated to the GIA. The maximum amount is expressed as a percentage and that percentage will never be less than 5%. The percentage for your contract is shown on the contract specifications page.

..  Withdrawals from the GIA are subject to a 4-year withdrawal schedule.


..  You may participate in one of the asset allocation programs we offer.
   Participation in a program is optional, unless you elect an Optional Guaranteed Benefit (other than the Phoenix Income Protector). If you elect an Optional Guaranteed Benefit (other than the Phoenix Income Protector) you must allocate all premium payments and Contract Value to one of the programs approved for use with those benefits. We may offer other programs in the future however, whether those programs will be made available to both current and prospective contract owners will be determined at the sole discretion of the Company. For more information about the programs, refer to "Asset Allocation and Strategic Programs" below.


Withdrawals
.. You may partially or fully surrender the contract anytime for its contract value less any applicable surrender charge and premium tax.

.. Each year you may withdraw part of your contract value free of any surrender charges. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. For more information, see "Deductions and Charges--Surrender Charges."

..  Withdrawals may be subject to a 10% penalty tax. For more information, see
   "Federal Income Taxes."

Deductions and Charges

From the Contract Value
.. Annual Administrative Charge--currently, $35 each year. For more information, see "Deductions and Charges."


.. Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) fee--for contracts issued on or after October 11, 2004, the fee equals 0.50%, multiplied by the greater of the guaranteed amount or contract value on the date the fee is deducted. For contracts issued beginning on May 1, 2008, the fee is 0.75% multiplied by the greater of the guaranteed amount and the contract value on the date the fee is deducted. For contracts issued on or after March 9, 2009, the fee is 0.85% multiplied by the greater of the guaranteed amount and the contract value on the date the fee is deducted. For more information, see "Deductions and Charges."

.. Guaranteed Minimum Income Benefit Rider (Phoenix Income Protector) fee--for contracts issued before September 8, 2003, the fee equals 0.40% multiplied by the guaranteed annuitization value on the date the fee is deducted. For contracts issued on or after September 8, 2003, the fee equals 0.60% multiplied by the guaranteed annuitization value on the date the fee is deducted. For contracts issued on or after July 18, 2005, and subject to state insurance department approval, the fee for this rider is equal to 0.60% multiplied by the greater of the guaranteed annuitization value or the contract value on the date the rider fee is deducted. For contracts issued beginning on May 1, 2008, the fee is 0.75% multiplied by the greater of the guaranteed annuitization value and the contract value on the date the fee is deducted. For more information, see "Deductions and Charges."

..  Guaranteed Minimum Withdrawal Benefit (Phoenix Flexible Withdrawal
   Protector) fee--the fee equals a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Extended Care Enhancement for your rider, we assess a charge for that feature. The current fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you change asset allocation models or if you do not decline an automatic step-up provided by the rider. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. See "Optional Benefits" for additional information about the impact of an automatic step-up on your rider and your ability to decline a step-up. The maximum fee for the Phoenix Flexible Withdrawal Protector is 2.50% without the Extended Care Enhancement and 3.00% if the rider is elected with the Extended Care Enhancement.

.. GMWB 2007 fee. The fee percentage varies depending upon when you elected the Benefit and which Version, and option within a version you elected.

  For GMWB 2007 (issued on or after January 16, 2007 and prior to the availability of Phoenix Flexible Withdrawal Protector in your applicable state), the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The current fee percentages are listed below:


 -------------------------------------------------------------------------------
                    GMWB 2007 - Effective January 16, 2007
 -------------------------------------------------------------------------------
          Single Life Option                      Spousal Life Option
 -------------------------------------------------------------------------------
                 0.75%                                   0.95%
 -------------------------------------------------------------------------------

  We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.50%.


  Version I (issued prior to January 16, 2007)--the fee percentage will vary depending on which one of the four available GMWB versions you elected. The fee is equal to a stated percentage multiplied by the greater of Benefit Amount or and Contract Value on the date the fee is deducted.


 -------------------------------------------------------------------------------
                    Version I - Prior to January 16, 2007
 -------------------------------------------------------------------------------
                GMWB 5                                  GMWB 7
          5% Withdrawal Limit                     7% Withdrawal Limit
 -------------------------------------------------------------------------------
                 0.35%                                   0.50%
 -------------------------------------------------------------------------------
             Lifetime GMWB                        Lifetime GMWB for 2
          5% Withdrawal Limit                    Spousal Continuation
                                                  5% Withdrawal Limit
 -------------------------------------------------------------------------------
                 0.60%                                   0.70%
 -------------------------------------------------------------------------------

  For more information, see "Deductions and Charges" below.


..  Combination Guaranteed Minimum Accumulation Benefit/Guaranteed Minimum
   Withdrawal Benefit (Phoenix Retirement Protector) fee--the fee equals a stated percentage multiplied by the greatest of the GMWB Benefit Base, the GMAB Benefit Base, and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Guaranteed Minimum Death Benefit option for your rider, we assess a charge for that feature. The current fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you change asset allocation models. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of an automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base as provided by the rider. See "Optional Benefits" for additional information about the impact of an automatic or elective step-up on your rider and your ability to decline an automatic step-up. The maximum fee for the Phoenix Retirement Protector is 2.75% without the Guaranteed Minimum Death Benefit and 3.25% if the rider is elected with the Guaranteed Minimum Death Benefit.


.. Market Value Adjustment--any withdrawal from the MVA is subject to a market value adjustment and is taken from the withdrawal amount. For more information, see "MVA."

.. Surrender Charges--may occur when you surrender your contract or request a withdrawal if the assets have not been held under the contract for a specified period of time. If we impose a surrender charge, it is deducted from amounts withdrawn. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. No surrender charges are taken upon the death of the owner before the maturity date. A declining surrender charge is assessed on withdrawals in excess of the free withdrawal amount, based on the date the premium payments are deposited:

Contracts issued prior to May 1, 2008 and for all contracts issued in states where the deferred surrender charge below is not yet available:

                -----------------------------------------------
                Percent                         8%  7%  6%  0%
                -----------------------------------------------
                Complete Premium Payment Years  0   1   2   3+
                -----------------------------------------------

Contracts issued on and after May 1, 2008, subject to state approval:

              ---------------------------------------------------
              Percent                         8%  7%  7%  6%  0%
              ---------------------------------------------------
              Complete Premium Payment Years  0   1   2   3   4+
              ---------------------------------------------------

.. Taxes--from the contract value upon premium payment or commencement of annuity payments.

  . PHL Variable will reimburse itself for such taxes upon the remittance to the applicable state.

.. Transfer Charge--currently, there is no transfer charge; however, we reserve the right to charge up to $20 per transfer after the first 12 transfers each contract year. For more information, see "Deductions and Charges."

From the Separate Account
.. Daily administrative fee--currently, 0.125% annually. For more information, see "Deductions and Charges."

.. Mortality and expense risk fee--varies based on the death benefit option selected. For more information, see "Deductions and Charges."

Other Charges or Deductions
  In addition, certain charges are deducted from the assets of the funds for investment management services. For more information, see the fund prospectuses.

Death Benefit
  The death benefit is calculated differently for each death benefit option and the amount varies based on the option selected.

Death Benefit Options
  The contract currently offers two death benefit options, However, prior to May 1, 2007, three death benefit options were offered. At purchase, you select a death benefit option that best meets your financial needs. Each death benefit option varies in the method of death benefit calculation, the amount of the mortality and expense risk fee. Age restrictions apply to certain death benefit options.

  For more information, see "The Accumulation Period--Payment Upon Death Before Maturity Date."

Additional Information

Free Look Period

  You have the right to review and return the contract. If for any reason you are not satisfied, you may return it within ten days (or later, if applicable state law requires) after you receive it and cancel the contract. You will receive in cash the contract value. However, if applicable state law requires a return of premium payments less any withdrawals, we will return the greater of premium payments less any withdrawals or the Contract Value less any applicable surrender charges.


  For more information, see "Free Look Period."

Termination
  If on any valuation date the total contract value equals zero, the contract will immediately terminate without value.

Financial Highlights
--------------------------------------------------------------------------------

  Financial highlights give the historical value for a single unit of each of the available investment options and the number of units outstanding at the end of each of the past ten years, or since the investment options began operations, if less. These tables are highlights only. More information, including the Separate Account and Company financial statements, is in the SAI and in the annual report. You may obtain a copy of the SAI by calling the Annuity Operations Division at 800/541-0171.

  There are four different sets of financial highlight tables in this prospectus, please be sure you refer to the appropriate set for your contract. The tables are set forth in Appendix C.

Financial Statements
--------------------------------------------------------------------------------

  The financial statements of PHL Variable Accumulation Account as of December 31, 2007, and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007 are contained in the Statement of Additional Information (SAI), which you can get free of charge by calling the toll free number given on page one. The financial statements of PHL Variable Insurance Company included herein should be considered only as bearing upon the ability of PHL Variable Insurance Company to meet its obligations under the policies. You should not consider them as bearing on the investment performance of the assets held in the Separate Account or the Guaranteed Interest Account rates that we credit during a guarantee period.

Performance History
--------------------------------------------------------------------------------

  We may include the performance history of the investment options in advertisements, sales literature or reports.

Performance information about each investment option is based on past performance only and is not an indication of future performance. Historical returns are usually calculated for one year, five years and ten years. If the investment option has not been in existence for at least one year, returns are calculated from inception of the investment option. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at Net Asset Value and the deduction of all applicable contract and surrender charges except for taxes (which may vary by state). See the SAI for more information.

The Variable Accumulation Annuity
--------------------------------------------------------------------------------

  The individual deferred variable accumulation annuity contract (the "contract") issued by PHL Variable is significantly different from a fixed annuity contract in that, unless the GIA or MVA is selected, it is the owner under a contract who bears the risk of investment gain or loss rather than PHL Variable. To the extent that premium payments are not allocated to the GIA or MVA, the amounts that will be available for annuity payments under a contract will depend on the investment performance of the amounts allocated to the investment options. Upon the maturity of a contract, the amounts held under a contract will continue to be invested in the Separate Account and monthly annuity payments will vary in accordance with the investment experience of the variable investment options selected. However, a fixed annuity may be elected, in which case the amounts held under a Contract will be transferred to the General Account of PHL Variable and PHL Variable will guarantee specified monthly annuity payments.

PHL Variable and the Separate Account
--------------------------------------------------------------------------------

  We are PHL Variable Insurance Company, a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through producers of affiliated distribution companies and through brokers. Our executive and our administrative offices are located at One American Row, Hartford, Connecticut, 06103-2899.

  PHL Variable is an indirectly owned company of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a life insurance company, which is wholly owned by The Phoenix Companies, Inc. ("PNX"), which, is a manufacturer of insurance, annuity and asset management products.

  On December 7, 1994, we established the Separate Account, a separate account created under the insurance laws of Connecticut. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act") and it meets the definition of a "separate account" under the 1940 Act. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment practices or policies of the Separate Account or of PHL Variable.

  Under Connecticut law, all income, gains or losses whether or not realized, of the Separate Account must be credited to or charged against the amounts placed in the Separate Account without regard to the other income, gains and losses from any other business or activity of PHL Variable. The assets of the Separate Account may not be used to pay liabilities arising out of any other business that we may conduct. The Separate Account has several investment options that invest in underlying mutual funds. Obligations under the contracts are obligations of PHL Variable.

  Contributions to the GIA and MVA are not invested in the Separate Account. The GIA is part of the general account of PHL Variable (the "General Account"). The General Account supports all insurance and annuity obligations of PHL Variable and is made up of all of its general assets other than those allocated to any separate account such as the Separate Account. The MVA is a non-unitized separate account established pursuant to Connecticut insurance law. For more complete information, see "GIA and MVA."

The Variable Investment Options
--------------------------------------------------------------------------------

  You choose the variable investment options to which you allocate your premium payments. These variable investment options are investment options of the Separate Account. The investment options invest in the underlying funds. You are not investing directly in the underlying fund. Each underlying fund is a portfolio of an open-end management investment company that is registered with the SEC under the Investment Company Act of 1940. These underlying funds are not publicly traded and are offered only through variable annuity and variable life insurance products, or directly to tax qualified plans. They are not the same retail mutual funds as those offered outside of a variable annuity or variable life insurance product, or directly to tax qualified plans, although the investment practices and fund names may be similar, and the portfolio managers may be identical. Accordingly, the performance of the retail mutual fund is likely to be different from that of the underlying fund, and you should not compare the two.

  The underlying funds offered through this product are selected by the company based on several criteria, including asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor the company considers during the initial selection process is whether the underlying fund or an affiliate of the underlying fund will compensate the company for providing administrative, marketing, and support services that would otherwise be provided by the underlying fund, the underlying fund's investment advisor, or its distributor. Finally, when the company develops a variable annuity (or life) product in cooperation with a fund family or distributor (e.g. a "private label" product), the company will generally include underlying funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from the company's selection criteria.

  Each underlying fund is reviewed periodically after having been selected. Upon review, the company may remove an underlying fund or restrict allocation of additional premium payments to an underlying fund if the company determines the underlying fund no longer meets one or more of the criteria and/or if the underlying fund has not attracted significant contract owner assets.

  In addition, if any of the underlying funds become unavailable for allocating premium payments, or if we believe that further investment in an underlying fund is inappropriate for the purposes of the contract, we may substitute another variable investment option. However, we will not make any substitutions without notifying you and obtaining any state and SEC approval, if necessary. From time to time we may make new variable investment options available.

  You will find detailed information about the underlying funds and their inherent risks in the current prospectuses for the underlying funds. Since each option has varying degrees of risk, please read the prospectuses carefully. There is no assurance that any of the underlying funds will meet its investment objectives. Copies of the fund prospectuses may be obtained by contacting us at the address or telephone number provided on the first page of this prospectus.

Administrative, Marketing and Support Service Fees
  The Company and the principal underwriter for the Contracts have entered into agreements with the investment adviser, subadviser, distributor, and/or affiliated companies of most of the underlying funds. We have also entered into agreements with the Phoenix Edge Series Fund and its advisor, Phoenix Variable Advisors, Inc., with whom we are affiliated. These agreements compensate the Company and the principal underwriter for the Contracts for providing certain administrative, marketing, or other support services to the underlying funds.

  Proceeds of these payments may be used for any corporate purpose, including payment of expenses that the company and the principal underwriter for the contracts incur in promoting, issuing, distributing and administering the Contracts. As stated previously, such payments are a factor in choosing which funds to offer in the Company's variable products. These payments may be significant and the Company and its affiliates may profit from them.

  The payments are generally based on a percentage of the average assets of each underlying fund allocated to the variable investment options under the contract or other contracts offered by the company. The amount of the fee that an underlying fund and its affiliates pay the company and/or the company's affiliates is negotiated and varies with each underlying fund. Aggregate fees relating to the different underlying funds may be as much as 0.40% of the average net assets of an underlying fund attributable to the relevant contracts. A portion of these payments may come from revenue derived from the distribution and/or service fees (12b-1 fees) that are paid by an underlying fund out of its assets as part of its total annual operating expenses and is not paid directly from the assets of your variable insurance product.

GIA
--------------------------------------------------------------------------------


  Note: Currently, if you have the Phoenix Principal Protector, GMWB, Phoenix Flexible Withdrawal Protector or Phoenix Retirement Protector in effect for your contract, you cannot transfer Contract Value or allocate premiums to the GIA. All of your premium and contract value must be allocated to an asset allocation program approved by us. We may remove this restriction at any time in the future, e.g. while you participate in an Enhanced Dollar Cost Averaging Program.


  In addition to the Separate Account, you may allocate premiums or transfer values to the GIA. The GIA is not available in Massachusetts. Amounts you allocate or transfer to the GIA become part of our general account assets. You do not share in the investment experience of those assets. Rather, we guarantee a minimum rate of return on the allocated amount, as provided under the terms of your product. Although we are not obligated to credit interest at a higher rate than the minimum, we may credit interest at a higher rate than the minimum for new and existing deposits.

  We reserve the right to limit total deposits to the GIA, including transfers, to no more than $250,000 during any one-week period per policy.

  Prior to the Maturity Date, you may make transfers into or out of the GIA subject to the GIA restrictions described in this section. In general, you may make only one transfer per year out of the GIA. The amount that can be transferred out is limited to the greater of $1,000 or 25% of the contract value in the GIA as of the date of the transfer. Also, the contract value allocated to the GIA may be transferred out to one or more of the investment options over a consecutive 4-year period according to the following schedule:

                    .Year One:      25% of the total value
                    .Year Two:      33% of remaining value
                    .Year Three:    50% of remaining value
                    .Year Four:     100% of remaining value

  This transfer restriction schedule does not apply to transfers from the GIA as a result of termination of an Enhanced Dollar Cost Averaging Program prior to the end of the period.

  Transfers from the GIA may also be subject to other rules as described throughout this prospectus. The GIA is available only during the accumulation phase of your contract.

  Because of exemptive and exclusionary provisions, we have not registered interests in our general account under the Securities Act of 1933. Also, we have not registered our general account as an investment company under the 1940 Act, as amended. Therefore, neither the general account nor any of its interests are subject to these Acts, and the SEC has not reviewed the general account disclosures. These disclosures may, however, be subject to certain provisions of the federal securities law regarding accuracy and completeness of statements made in this prospectus.

GIA Restrictions
  For contracts issued on or after March 31, 2003, contracts will be subject to a Maximum GIA Percentage contained in the contract that restricts investments in the GIA. The Maximum GIA Percentage will never be less than 5%. No more than the Maximum GIA Percentage of each premium payment may be allocated to the GIA. We will not permit transfers into the GIA during the first year, nor allow any transfers during subsequent years that would result in GIA investments exceeding the Maximum GIA Percentage of contract value. If you elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit, you may not allocate premiums or transfer values to the GIA. These restrictions are subject to state insurance department approval.

MVA
--------------------------------------------------------------------------------


  The MVA is an account that pays interest at a guaranteed rate if amounts allocated to the MVA are held to the end of the guarantee period. If amounts are withdrawn, transferred or applied to an Annuity Payment Option before the end of the guarantee period, a market value adjustment will be made. The MVA is available only during the accumulation phase of your contract. If you elect any Optional Guaranteed Benefit (other than the Phoenix Income Protector) you may not allocate premiums or transfer values to the MVA. The MVA option currently offers different guarantee periods, which provide you with the ability to earn interest at different guaranteed rates on all or part of your Contract Value. Each allocation has its own guaranteed rate and expiration date. Because we change guaranteed rates periodically, amounts allocated to a guarantee period at different times will have different guaranteed rates and expiration dates. The applicable guaranteed rate, however, does not change during the guarantee period.


  We will notify you of the expiration of the guarantee period and of your available options within 30 days of the expiration date. You will have 15 days before and 15 days following the expiration date of your expiring guarantee period ("window period") to notify us of your election. During this window period, any withdrawals or transfers from the MVA will not be subject to a market value adjustment. Unless you elect to transfer funds to a different guarantee period, to the investment options of the Separate Account, to the GIA or elect to withdraw funds, we will begin another guarantee period of the same duration as the one just ended and credit interest at the current rate for that new guarantee period. If you choose a guarantee period that is no longer available or if your original guarantee period is no longer available, we will use the guarantee period with the next longest duration.

  We reserve the right, at any time, to discontinue guarantee periods or to offer guarantee periods that differ from those available at the time your contract was issued. Since guarantee periods may change, please contact us to determine the current guarantee periods being offered.

  Any withdrawal from the MVA will be subject to a market value adjustment unless the effective date of the withdrawal is within the window period. The market value adjustment will be applied to the amount being withdrawn after the deduction of any applicable administrative charge and before the deduction of any applicable contingent deferred sales charges (surrender charges). The market value adjustment can be positive or negative. The amount being withdrawn after application of the market value adjustment can be greater than or less than the amount withdrawn before the application of the market value adjustment.

  A market value adjustment will not be applied upon the payment of the death benefit.

  The market value adjustment will reflect the relationship between the current rate (defined below) for the amount being withdrawn and the guaranteed rate. It is also reflective of the time remaining in the applicable guarantee period. Generally, if the guaranteed rate is equal to or lower than the applicable current rate, the market value adjustment will result in a lower payment upon withdrawal. Conversely, if the guaranteed rate is higher than the applicable current rate, the market value adjustment will produce a higher payment upon withdrawal. The current rate is the current interest rate for new deposits with a guarantee period equal to the number of years remaining in the current guarantee period rounded up to the next higher number of complete years.

  Assets allocated to the MVA are not part of the assets allocated to the Separate Account or to PHL Variable's general account. The MVA is a non-unitized separate account established pursuant to Connecticut insurance law. The availability of the MVA is subject to state approval. The MVA is not available in Florida, Maryland, New Jersey, Oregon, Pennsylvania, Texas and Washington. The MVA is more fully described in a separate prospectus that should be read carefully before investing.

Deductions and Charges
--------------------------------------------------------------------------------

Annual Administrative Charge
  We deduct an annual administrative charge from the contract value. This charge is used to reimburse us for some of the administrative expenses we incur in establishing and maintaining the contracts.

  The maximum and current annual administrative charge under a contract is $35. This charge is deducted annually on the contract anniversary date. It is deducted on a pro rata basis from the investment options, GIA or MVA in which you have an interest. If you fully surrender your contract, the full administrative fee if applicable, will be deducted at the time of surrender. The administrative charge will not be deducted (either annually or upon withdrawal) if your contract value is $50,000 or more on the day the administrative charge is due. This charge may be decreased but will never increase. If you elect Annuity Payment Options I, J, K, M or N, the annual administrative charge after the maturity date will be deducted from each annuity payment in equal amounts.

Daily Administrative Fee
  We make a daily deduction from the contract value to cover the costs of administration. This current fee is based on an annual rate of 0.125% and is taken against the net assets of the investment options. It compensates the company for administrative expenses that exceed revenues from the annual administrative charge described above. (This fee is not deducted from the GIA or MVA.)

Market Value Adjustment
  Any withdrawal from your MVA will be subject to a market value adjustment. See the MVA prospectus for information relating to this option.


Guaranteed Minimum Accumulation Benefit (Phoenix Principal Protector) Fee
  If the Phoenix Principal Protector rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary during the ten year term. If this benefit terminates on a contract anniversary prior to the end of the term for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If this benefit terminates on any other day prior to the end of the term for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option bearing a pro rata share of such fee, based on the proportionate Contract Value of each investment option. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

  The current fee percentage is locked in at the time you elect this benefit. The current fee percentage (effective March 9, 2009) is equal to 0.85%, multiplied by the greater of the guaranteed amount and Contract Value on the day that the fee is deducted. However, we reserve the right to charge up to 1.00%, multiplied by the greater of the guaranteed amount or Contract Value on the day that the fee is deducted. For contracts issued between March 8, 2009 and May 1, 2008, the fee was 0.75%. For contracts issued between October 11, 2004 and April 30, 2008, the fee was 0.50%. The fee for your rider is shown on the rider specifications page.

  If you elect the GMAB, you will be unable to elect either the GMIB, the GMWB or the combination GMAB/GMWB rider.

Guaranteed Minimum Income Benefit Rider (Phoenix Income Protector) Fee
  The fee is deducted on each contract anniversary that this rider is in effect. If this rider terminates on the contract anniversary, the entire fee will be deducted. If this rider terminates on any other day, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total contract value with each investment option, GIA and MVA, if available, bearing a pro rata share of such fee based on the proportionate contract value of each investment option, GIA and MVA. We will waive the rider fee if the contract value on any contract anniversary is greater than twice the guaranteed annuitization value. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.


  For contracts issued before September 8, 2003, the current fee for this rider is equal to 0.40% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. For contracts issued on or after September 8, 2003, and subject to state insurance department approval, the current fee for this rider is equal to 0.60% multiplied by the guaranteed annuitization value on the date the rider fee is deducted. For contracts issued on or after July 18, 2005, and subject to state insurance department approval, the fee for this rider is equal to 0.60% multiplied by the greater of the guaranteed annuitization value or the contract value on the date the rider fee is deducted. For contracts issued beginning on May 1, 2008, the fee is 0.75% multiplied by the greater of the guaranteed annuitization value or the contract value on the date the fee is deducted.


  The maximum fee percentage for this rider is 1.00% multiplied by the greater of the guaranteed annuitization value or the contract value on the date the fee is deducted. The current fee percentage is locked in at the time you elect this benefit. The fee for your rider is shown on the contract specifications page.

  If you elect the GMIB, you will be unable to elect either the GMAB, the GMWB or the combination GMAB/GMWB rider.

Guaranteed Minimum Withdrawal Benefit (Phoenix Flexible Withdrawal Protector)
Fee
  If you have elected Phoenix Flexible Withdrawal Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

   Sample calculation of the rider fee without the optional extended care enhancement

   Assume that you have reached the end of first rider year, and that your rider fee percentage is 2.50%, your initial Benefit Base was $100,000, you made an additional premium payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

   The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional premium payment ($10,000) or $110,000.

   Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent premium payments made during the first rider year or [6.5% * ($100,000 + $10,000)] = $7,150.

   The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

   Your rider fee is $2,929 (2.50% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $107,571 ($110,500-$2,929).

  The maximum fee percentage for Phoenix Flexible Withdrawal Protector is 2.50% and the maximum additional fee percentage to add the optional Extended Care Enhancement is 0.50%. The current fee for Phoenix Flexible Withdrawal Protector varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. An additional current fee amount is charged if you add the Extended Care Enhancement. This fee is currently 0.20% for either the single or spousal life option regardless of the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Flexible Withdrawal Protector without the Extended Care Enhancement. See the table of "Optional Benefit Fees" for details.

  If you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest current rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. We may also increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base.

   Sample calculation of the rider fee after transfer to an asset allocation program with a higher rider fee percentage

   Assume that at the beginning of your rider year, the rider fee for the asset allocation program you chose was 0.85% and that, during the rider year you chose to reallocate all your Contract Value to another approved asset allocation program for which the rider fee was 1.05%.

   At the end of this rider year, your rider fee percentage will be 1.05%. This rider fee percentage is applied to the greater of the Benefit Base and the Contract Value. If the Benefit Base was $100,000 and the Contract Value was $98,000, then the rider fee would be $1,050 (1.05% times $100,000).

  In any case, the fee will not exceed the maximum percentage. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector" for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

  Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

  If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

Fees for GMWB 2007 and prior versions (available only if Phoenix Retirement Protector is not available in your applicable state)

  If GMWB 2007 or an earlier version of the rider is part of your contract, we will deduct a fee. The fee is deducted on each contract anniversary that this rider is in effect. If the rider terminates on the contract anniversary for any reason other than death or commencement of annuity payments, the entire fee will be deducted. If the rider terminates on any other day for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The rider fee will be deducted from the total Contract Value with each investment option, GIA and MVA, if applicable, bearing a pro rata share of such fee based on the proportionate Contract Value of each investment option, GIA and MVA, if applicable. We will waive the fee if the benefit terminates due to death or commencement of annuity payments. Should any of the investment options become depleted, we will proportionally increase the deduction from the remaining investment options unless we agree otherwise.

  The fee percentage will vary depending on when you elected GMWB and which Version, and option within a Version, of GMWB you elected.

  For GMWB 2007 (issued on or after January 16, 2007), the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and Contract Value on the date that the fee is deducted. The current fee percentages are listed below:



 -------------------------------------------------------------------------------
   GMWB 2007 - after January 15, 2007 and prior to availability of Phoenix
            Flexible Withdrawal Protector in your applicable state
 -------------------------------------------------------------------------------
          Single Life Option                      Spousal Life Option
 -------------------------------------------------------------------------------
                 0.75%                                   0.95%
 -------------------------------------------------------------------------------


  We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.50%.


  For Version I (issued prior to January 16, 2007), the fee percentage will vary depending on which one of the four available GMWB versions you elected. The fee is equal to a stated percentage multiplied by the greater of Benefit Amount and Contract Value on the date the fee is deducted. The current fee percentages are listed below:


 -------------------------------------------------------------------------------
                    Version I - Prior to January 16, 2007
 -------------------------------------------------------------------------------
                GMWB 5                                  GMWB 7
          5% Withdrawal Limit                     7% Withdrawal Limit
 -------------------------------------------------------------------------------
                 0.35%                                   0.50%
 -------------------------------------------------------------------------------
             Lifetime GMWB                        Lifetime GMWB for 2
          5% Withdrawal Limit                    Spousal Continuation
                                                  5% Withdrawal Limit
 -------------------------------------------------------------------------------
                 0.60%                                   0.70%
 -------------------------------------------------------------------------------

  We may increase the rider fee percentage, but it will not exceed the maximum rider fee percentage of 1.00%. The fee percentage is locked in on the date that this rider is added to the contract.



  If you elect the Guaranteed Minimum Withdrawal Benefit, you will be unable to elect either the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.


Combination Guaranteed Minimum Accumulation Benefit/Guaranteed Minimum Withdrawal Benefit (Phoenix Retirement Protector) Fee

  If you have elected the Phoenix Retirement Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greatest of
(a) Contract Value, (b) the GMAB Benefit Base, and (c) the GMWB Benefit Base on the date the fee is deducted. The rider fee amount is calculated and deducted after any applicable roll-up of the GMWB Benefit Base and before any automatic step-up of the GMWB Benefit Base and elective step-up of the GMAB Benefit Base. See the section called "Optional Benefits", "Phoenix Retirement Protector" for a description of the Benefit Base amounts, the roll-up and step-up features.

  The maximum fee percentage for Phoenix Retirement Protector is 2.75% and the maximum additional fee percentage to add the optional guaranteed minimum death benefit is 0.50%. The current fee for the Phoenix Retirement Protector varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. An additional current fee amount is charged if you add the optional guaranteed minimum death benefit. For contracts issued on or after March 9, 2009 the current fee is 0.50% for either the single or spousal life option regardless of the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Retirement Protector without the Guaranteed Minimum Death Benefit. See the table of "Optional Benefit Fees" for details. For information regarding fees effective in other prior periods, please contact the Annuity Operations Division.

If you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest current rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. We may also increase the rider fee for your rider on the date of any automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base. If you do not decline an automatic step-up of the GMWB Benefit Base or you elect a step-up of the GMAB Benefit Base, you will pay the current rider fee then in effect beginning on the date of any step-up of the applicable Benefit Base.

  In any case, the rider fee will not exceed the maximum percentage. See "Optional Benefits" for additional information on the potential impact of the automatic step-up feature and the elective step-up feature on the rider fee and your ability to decline the automatic step-up and/or not elect the elective step-up.

  Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option, and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

  If this rider terminates on a contract anniversary for any reason other than death or commencement of annuity payments, the entire rider fee will be deducted. If this rider terminates on any other day, for any reason other than death or commencement of annuity payments, a prorated portion of the fee will be deducted. The prorated rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greatest of the GMWB Benefit Base, the GMAB Benefit Base and the Contract Value on the date the rider terminates, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.


Mortality and Expense Risk Fee
  We make a daily deduction from each investment option for the mortality and expense risk fee. The charge is assessed against the daily net assets of the investment options and varies based on the death benefit option you selected. The charge under each death benefit option is equal to the following percentages on an annual basis:

--------------------------------------------------------------------------------------------------------------------
 Death Benefit Option 1 - Return of       Death Benefit Option 2 - Annual        Death Benefit Option 3 - Relief
               Premium                                Step-up                               Amount/1/
--------------------------------------------------------------------------------------------------------------------
               1.525%                                 1.675%                                 1.825%
--------------------------------------------------------------------------------------------------------------------

/1/ This death benefit option was not available after May 1, 2007.

  Although you bear the investment risk of the series in which you invest, once you begin receiving annuity payments that carry life contingencies the annuity payments are guaranteed by us to continue for as long as the annuitant lives. We assume the risk that annuitants as a class may live longer than expected (requiring a greater number of annuity payments) and that our actual expenses may be higher than the expense charges provided for in the contract.

  In assuming the mortality risk, we promise to make these lifetime annuity payments to the owner or other payee for as long as the annuitant lives.

  No mortality and expense risk fee is deducted from the GIA or MVA. If the charges prove insufficient to cover actual administrative costs, then the loss will be borne by us; conversely, if the amount deducted proves more than sufficient, the excess will be a profit to us.

  We have concluded that there is a reasonable likelihood that the distribution financing arrangement being used in connection with the contract will benefit the Separate Account and the contract owners.

Surrender Charges
  A surrender charge may apply to partial withdrawals or a full surrender of the contract prior to the Maturity Date or after the Maturity Date under Variable Annuity Payment Options K or L. The amount of a surrender charge depends on the period of time your premium payments are held under the contract. The surrender charge is designed to recover the expense of distributing contracts that are terminated before distribution expenses have been recouped from revenue generated by these contracts. These are contingent charges because they are paid only if you surrender your contract. They are contingent charges because they are paid only if you surrender your contract within the surrender period. The surrender charge schedule is shown in the chart below. No surrender charge will be taken from death proceeds.

  Surrender charges will also be waived when you begin taking annuity payments, provided your contract has been in effect for one year. Also, no surrender charge will be taken after the annuity period has begun except with respect to unscheduled withdrawals under Annuity Payment Options K or L. For more information, see "Annuity Payment Options." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

  The surrender charge is deducted from amounts withdrawn in excess of the free withdrawal amount available at the time of the withdrawal up to the total of all premium payments paid less any prior withdrawals for which a surrender charge was paid. The free withdrawal amount is equal to 10% of the contract value. In the first contract year, you may withdraw up to 10% of the contract value at the time of the first withdrawal without surrender charges. In subsequent years, the free withdrawal amount is 10% of the contract value as of the end of the previous contract year. Unused free withdrawal percentage amounts do not accumulate.

  The surrender charges, expressed as a percentage of the amount withdrawn in excess of the 10% allowable amount, are as follows:

Contracts issued prior to May 1, 2008 and for all contracts issued in states where the deferred surrender charge below is not yet available:

                -----------------------------------------------
                Percent                         8%  7%  6%  0%
                -----------------------------------------------
                Complete Premium Payment Years  0   1   2   3+
                -----------------------------------------------

Contracts issued on and after May 1, 2008, subject to state approval:

              ---------------------------------------------------
              Percent                         8%  7%  7%  6%  0%
              ---------------------------------------------------
              Complete Premium Payment Years  0   1   2   3   4+
              ---------------------------------------------------

  Amounts deducted to pay partial withdrawals are subject to a surrender charge. A surrender charge will be deducted from the affected investment options, GIA and MVA on a pro rata basis. If you request a net withdrawal of a specified amount, we will deduct the surrender charges from the remaining Contract Value. This will result in an additional surrender charge when a net withdrawal is requested. If you request a gross withdrawal of a specified amount, we will deduct the surrender charges from the amount requested. Any distribution costs not paid for by surrender charges will be paid by PHL Variable from the assets of the General Account.

  Any withdrawal from the MVA will be subject to a market value adjustment unless the effective date of the withdrawal is within the window period. The market value adjustment will be applied to the amount being withdrawn after the deduction of any applicable administrative charge and before the deduction of any applicable surrender charges. The market value adjustment can be positive or negative. The amount being withdrawn after application of the market value adjustment can be greater than or less than the amount withdrawn before the application of the market value adjustment. For more information, see "MVA" or refer to the MVA prospectus.

Tax
  Tax is considered to be any tax charged by a state or municipality on premium payments, whether or not characterized as premium payment tax (or premium tax). It is also other state or local taxes imposed or any other governmental fees which may be required based on the laws of the state or municipality of delivery, the owner's state or municipality of residence on the contract date. Taxes on premium payments currently range from 0% to 3.5% (the amount of state premium payment tax, if any, will vary from state to state), depending on the state. We will pay any premium payment tax, any other state or local taxes imposed or other governmental fee due and will only reimburse ourselves upon the remittance to the applicable state. For a list of states and taxes, see "Appendix B."

  We reserve the right, when calculating unit values, to deduct a credit or fee with respect to any taxes we have paid or reserved for during the valuation period that we determine to be attributable to the operation of a fund. No federal income taxes are applicable under present law and we are not presently making any such deduction.

Transfer Charge
  Currently, there is no charge for transfers; however, we reserve the right to charge a transfer fee of up to $20 per transfer after the first 12 transfers in each contract year to defray administrative costs.

Reduced Fees, Credits and Excess Interest for Eligible Groups
  We may reduce or eliminate the mortality and expense risk fee or the withdrawal charge, or credit excess interest when sales of the contracts are made to certain groups that result in savings of sales expenses. We will consider the following characteristics:

(1)the size and type of the group of individuals to whom the contract is offered;

(2)the amount of anticipated purchase payments;

(3)whether there is a preexisting relationship with the company such as being an employee of the company or its affiliates and their spouses; or to employees or agents who retire from the company or its affiliates or Phoenix Equity Planning Corporation ("PEPCO"), or its affiliates or to registered representatives of the principal underwriter and registered representatives of broker-dealers with whom PEPCO has selling agreements; and

(4)internal transfers from other contracts issued by the company or an affiliate, or making transfers of amounts held under qualified plans sponsored by the company or an affiliate.

  Any reduction or elimination of the mortality and expense risk fee or withdrawal charge or credit of excess interest will not unfairly discriminate against any person. We will make any reduction or credit according to our own rules in effect at the time the contract was issued. We reserve the right to change these rules from time to time.

Other Charges
  As compensation for investment management services, the advisors to the funds are entitled to a fee, payable monthly and based on an annual percentage of the average daily net asset values of each series. These fund charges and other fund expenses are described more fully in the fund prospectuses.

The Accumulation Period
--------------------------------------------------------------------------------
  The accumulation period is that time before annuity payments begin during which your premium payments into the contract remain invested.

Accumulation Units
  An accumulation unit is used to calculate the value of a contract. Each investment option has a corresponding accumulation unit value. Additional premium payments allocated to investment options are used to purchase accumulation units of the investment option(s), at the value of such units next determined after the receipt of the premium payment at our Annuity Operations Division. The number of accumulation units of an investment option purchased with a specific premium payment will be determined by dividing the premium payment by the value of an accumulation unit in that investment option next determined after receipt of the premium payment. The value of the accumulation units of an investment option will vary depending upon the investment performance of the applicable series of the funds, the expenses charged against the fund and the charges and deductions made against the investment option.

Accumulation Unit Values
  On any date before the maturity date of the contract, the total value of the accumulation units in an investment option can be computed by multiplying the number of such units by the value of an accumulation unit on that date. The value of an accumulation unit on a day other than a valuation date is the value of the accumulation unit on the next valuation date. The number of accumulation units credited to you in each investment option and their current value will be reported to you at least annually.

Purchase of Contracts
  Generally, we require minimum initial premium payments of:

..  Nonqualified plans--$10,000

..  Bank draft program--$50

  . You may authorize your bank to draw $50 or more from your personal checking account monthly to purchase units in any available investment option or for deposit in the GIA or MVA. The amount you designate will be automatically invested on the date the bank draws on your account. If Check-o-matic is elected, the minimum initial premium payment is $50. Each subsequent premium payment under a contract must be at least $50.

..  Qualified plans--$2,000

  We require minimum subsequent premium payments of $500 except as described above for bank draft programs.

  The initial payment is due and payable before the contract becomes effective. We require minimum subsequent premium payments of $500, except as described above for bank draft program.

  The minimum age of the proposed owner to purchase a Contract is the age of majority in the state where the Contract is being purchased, or a guardian must act on your behalf. Generally, a contract may not be purchased for a proposed owner who is 86 years of age or older. Total premium payments in excess of $1,000,000 cannot be made without our permission. While the owner is living and the contract is in force, premium payments may be made anytime before the maturity date of a contract.

  Your initial payments will be applied within two days of our receipt if the application for a contract is complete. If an incomplete application is completed within five business days of receipt by our Annuity Operations Division, your payment will be applied within two days of the completion of the application. If our Annuity Operations Division does not accept the application within five business days or if an order form is not completed within five business days of receipt by our Annuity Operations Division, then your payment will be immediately returned. You may request us to hold your premium payment after the five day period while the application is completed and within two days after completion we will apply your premium payment. Please note that prior to the completion of your application or order form, we will hold the premium in a suspense account, which is a noninterest bearing account. Additional payments allocated to the GIA are deposited on the date of receipt of payment at our Annuity Operations Division. Additional payments allocated to investment options are used to purchase accumulation units of the investment(s), at the value of such Units next determined after the receipt of the payment at our Annuity Operations Division.

  Your ability to elect one of the Optional Benefits may be restricted by certain minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen. For more information on specific Optional Benefit requirements, see "Optional Benefits."

  Premium payments received under the contract will be allocated in any combination to any investment option, GIA or MVA in the proportion you elect upon receipt. Changes in the allocation of premium payments will be effective as of receipt by our Annuity Operations Division of notice of election in a form satisfactory to us (either in writing or by telephone) and will apply to any premium payments accompanying such notice or made subsequent to the receipt of the notice, unless otherwise requested by you.

  For certain eligible groups, we may reduce the minimum initial or subsequent premium payment amount we accept for a contract. Factors in determining qualifications for any such reduction include:

  (1)the make-up and size of the prospective group;

  (2)the method and frequency of premium payments; and

  (3)the amount of compensation to be paid to registered representatives on each premium payment.

  Any reduction will not unfairly discriminate against any person. We will make any such reduction according to our own rules in effect at the time the premium payment is received. We reserve the right to change these rules from time to time.

  For contracts issued on or after March 31, 2003, payments to the GIA are subject to the Maximum GIA Percentage. If you elect the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Withdrawal Benefit, you may not allocate premiums or transfer values to the GIA or MVA.


Additional Programs
  If you have any Optional Guaranteed Benefit (other than Phoenix Income Protector) attached to your contract, you must elect and continue to participate in a single approved asset allocation program or the Optional Guaranteed Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program; however, the fee for the Optional Guaranteed Benefit may vary depending on the program you choose and the fee may increase under certain circumstances. See the table of "Optional Benefit Fees".

  Provided that you do not have any Optional Guaranteed Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

  We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Guaranteed Benefits in the future.

Asset Allocation and Strategic Programs
  Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional Guaranteed Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Guaranteed Benefit is provided below.

  For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as "programs", and we refer to the asset allocation options available within the programs, as "options". Some of these programs are funds offered under the contract. We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in "Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs." Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

Selecting a Program and Option-Contracts without Optional Guaranteed Benefits
  If you have not elected an Optional Guaranteed Benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

  When you participate in a program, all of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules and rates then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Annuity Operations Division. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

Selecting a Program and Option-Contracts with Optional Guaranteed Benefits
  If you purchase a contract with an Optional Guaranteed Benefit (other than the Phoenix Income Protector) you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules and rates then in effect. Changing programs or options may change the fee for the Optional Guaranteed Benefit on your contract. See the table of "Optional Benefit Fees" for more information.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Guaranteed Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Guaranteed Benefit.

  We currently offer the programs listed below.

.. AllianceBernstein VPS Wealth Appreciation Strategy Portfolio (only available with Phoenix Flexible Withdrawal Protector and Phoenix Retirement Protector)

..  AllianceBernstein VPS Balanced Wealth Strategy Portfolio

..  Franklin Templeton Founding Investment Strategy

..  Franklin Templeton Perspectives Asset Allocation Model

..  Phoenix-Ibbotson Strategic Asset Allocation, and

..  Phoenix Dynamic Asset Allocation Series

  If the Phoenix Principal Protector or Phoenix Retirement Protector is part of your contract and you applied for your contract on or after March 9, 2009, you may only participate in the following programs:

..  Phoenix-Ibbotson Strategic Asset Allocation--Conservative Portfolio

..  Phoenix-Ibbotson Strategic Asset Allocation--Moderately Conservative
   Portfolio

..  Phoenix Dynamic Asset Allocation Series: Moderate

  If Phoenix Flexible Withdrawal Protector is part of your contract and you applied for your contract on or after March 9, 2009, you may participate in any of the programs described within this section except:

..  Phoenix-Ibbotson Strategic Asset Allocation - Aggressive Portfolio

..  Phoenix Dynamic Asset Allocation Series: Growth Portfolio

..  AllianceBernstein VPS Wealth Appreciation Strategy Portfolio

..  Phoenix Dynamic Asset Allocation Series: Aggressive Growth

  For information regarding programs available in other prior periods, please contact the Annuity Operations Division.

  A brief description of each program follows.

..  AllianceBernstein VPS Wealth Appreciation Strategy Portfolio
  The AllianceBernstein VPS Wealth Appreciation Strategy portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the portfolio, the adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the adviser's targeted blend for the equity portion of the portfolio is an equal weighting of growth and value stocks (50% each). The portfolio may also invest in real estate investment trusts, or REITs. This asset allocation option is rebalanced as necessary in response to markets.

..  AllianceBernstein VPS Balanced Wealth Strategy Portfolio
  The AllianceBernstein VPS Balanced Wealth Strategy portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

..  Franklin Templeton Founding Investment Strategy
  Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  .  Franklin Income Securities Fund - 34%

  .  Mutual Shares Securities Fund - 33%

  .  Templeton Growth Securities Fund - 33%

..  Franklin Templeton Perspectives Allocation Model
  Through the Franklin Templeton Perspectives Allocation Model, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

  .  Franklin Flex Cap Growth Securities Fund - 34%

  .  Mutual Shares Securities Fund - 33%

  .  Templeton Growth Securities Fund - 33%

..  Phoenix-Ibbotson Strategic Asset Allocation
  PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. Except as noted above, the options approved for use are:

  . Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

  . Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

  . Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

  . Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

  . Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

  On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

..  Phoenix Dynamic Asset Allocation Series
  The Phoenix Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to maintain adherence to predetermined asset classifications based on the risk profile for the series. Except as noted above, the options approved for use are:

  .  Phoenix Dynamic Asset Allocation Series: Moderate

  .  Phoenix Dynamic Asset Allocation Series: Moderate Growth

  .  Phoenix Dynamic Asset Allocation Series: Growth

  .  Phoenix Dynamic Asset Allocation Series: Aggressive Growth


Asset Rebalancing Program
  The Asset Rebalancing Program allows you to specify the percentage levels you would like to maintain among the investment options. Asset Rebalancing does not permit transfers to or from the GIA or the MVA. We will automatically rebalance contract values among the investment options to maintain your selected allocation percentages. You can choose to have us make these transfers monthly, quarterly, semiannually or annually. You may start or discontinue this program at any time by submitting a written request or calling our Annuity Operations Division.

  The Asset Rebalancing Program does not ensure a profit nor guarantee against a loss in a declining market. Except as described below, we reserve the right not to allow the election of the Asset Rebalancing Program while the Dollar Cost Averaging Program is in effect.

  There is no charge for this program.

Dollar Cost Averaging Program
  The Dollar Cost Averaging Program allows you to systematically transfer a set amount to the investment options or GIA on a monthly, quarterly, semiannual or annual basis. Generally, the minimum initial and subsequent transfer amounts are $25 monthly, $75 quarterly, $150 semiannually or $300 annually. Also, premium payments of $1,000,000 or more require our approval before we will accept them for processing. You must have an initial value of $2,000 in the GIA or in the investment option from which funds will be transferred (sending investment option), and if the value in that investment option or the GIA drops below the amount to be transferred, the entire remaining balance will be transferred and no more systematic transfers will be processed. Values may be transferred from only one sending investment option or from the GIA but may be allocated to multiple receiving investment options. Under the Dollar Cost Averaging

Program, you may transfer approximately equal amounts from the GIA over a period of six months or more. Transfers under the Dollar Cost Averaging Program are not subject to the general restrictions on transfers from the GIA but are subject to the Maximum GIA Percentage. This program is not available for the MVA. There is no charge for participating in this program.

  Upon completion of the Dollar Cost Averaging Program, you must notify us at 800/541-0171 or in writing to our Annuity Operations Division to start another Dollar Cost Averaging Program.

  All transfers under the Dollar Cost Averaging Program will be executed on the basis of values as of the first of the month rather than on the basis of values next determined after receipt of the transfer request. If the first of the month falls on a holiday or weekend, then the transfer will be processed on the next succeeding business day.

  The Dollar Cost Averaging Program is not available to individuals who invest via a bank draft program. Except as described below, we reserve the right not to allow the election of the Dollar Cost Averaging Program while the Asset Rebalancing Program is in effect.

  The Dollar Cost Averaging does not ensure a profit nor guarantee against a loss in a declining market.

  For contracts issued on or after March 31, 2003, transfers to the GIA under the Dollar Cost Averaging Program are subject to the Maximum GIA Percentage.

  We may at different times offer additional or multiple Dollar Cost Averaging Programs, such as an Enhanced Dollar Cost Averaging Program. If elected, an Enhanced Dollar Cost Averaging Program would entitle you to an enhanced GIA interest rate for value, less applicable contract charges, allocated to the GIA (Net Value) for a specified period of time.

  You may cancel an Enhanced Dollar Cost Averaging Program at any time. Choosing to cancel an Enhanced Dollar Cost Averaging Program prior to the end of your chosen program period will not change the enhanced GIA interest rate you are being credited.

  In the event of an early cancellation the enhanced GIA rate will only be applied to the Net Value allocated to your program from the start date of your program to your cancellation date. The cancellation date is the valuation date we receive your cancellation request in good order at our Annuity Operations Division.

  After the cancellation date, you may transfer the Net Value that was invested in the Enhanced Dollar Cost Averaging Program from the GIA to the investment options without being subject to the Maximum GIA Percentage.

  We reserve the right to modify, suspend, or terminate any Dollar Cost Averaging Program we offer.

Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs
  If you elect to participate in the Franklin Templeton Perspectives Allocation Model, Franklin Templeton Founding Investment Strategy, or the Phoenix-Ibbotson Strategic Asset Allocation Program then you may also elect to participate in the following programs:

   1.Dollar Cost Averaging or Enhanced Dollar Cost Averaging; and

   2.Asset Rebalancing with monthly rebalancing in the Franklin Templeton
     Perspectives Allocation Model or the Franklin Templeton Founding Investment Strategy, or Asset Rebalancing with annual rebalancing in the Phoenix-Ibbotson Strategic Asset Allocation Program.

  If you elect both the Enhanced Dollar Cost Averaging and the Asset Rebalancing Program, your entire dollar cost averaging transfer amount must be allocated to the Allocation Program in effect for your policy.

Interest Investment Program
  We may at different times offer an Interest Investment Program. Under this program, interest earned on premium allocated to the GIA will automatically be transferred out to any of the investment options under the separate account.

  You may elect to transfer interest earned on premium allocated to the GIA on a monthly, quarterly, semiannual or annual basis. The amount that we transfer under the program will be based on the interest earned for the period you elect. We will process the automatic transfers on the first day of the month for the period that applies following our receipt of your transfer request. Should the first day of the applicable month fall on a holiday or weekend, we will process the transfer on the next business day.

  You must have a value of $10,000 in the GIA at all times to keep this program in effect. If the value in the GIA drops below $10,000 for any reason, then no more automatic transfers will be processed under the program. To start or stop the Interest Investment Program, you must notify us at 800/541-0171 or send a written request to our Annuity Operations Division.

  Transfers under the Interest Investment Program are not subject to the general restrictions on transfers from the GIA.

  The Interest Investment Program is not available to individuals who invest via a bank draft program or while the Dollar Cost Averaging Program or Asset Rebalancing Program are in effect.

  The Interest Investment Program does not ensure a profit nor guarantee against a loss in a declining market. There is no charge associated with participating in this program.

Systematic Withdrawal Program
  Prior to the maturity date, you may partially withdraw amounts automatically on a monthly, quarterly, semiannual or annual basis under the Systematic Withdrawal Program. You may withdraw a specified dollar amount or a specified percentage. The withdrawals are taken from the Contract Value with each investment option, MVA and GIA bearing a pro rata share. Withdrawals from the MVA may be subject to a market value adjustment.

  The minimum withdrawal amount is $100. Withdrawals will be processed on each monthly contract anniversary and any applicable premium tax and surrender charges will be applied.

  You may start or terminate this program by sending written instructions to our Annuity Operations Division. This program is not available on or after the maturity date. There is no charge for participating in this program.

Optional Benefits
  For an additional charge, you may elect one of the optional benefits described below. Generally, you must elect a benefit on the Contract Date unless otherwise stated. If we allow you to elect a benefit after the Contract Date, the effective date of the benefit will be the next contract anniversary immediately following your election. Some benefit elections are irrevocable; others can be cancelled at any time after the Contract Date.

  Your ability to elect one of the optional benefits may be restricted by minimum and maximum issue age requirements, ownership and beneficiary limitations, and is subject to state availability and regulation. More details are included in the form of a rider to your Contract if any of these benefits are chosen.

  If you decide to elect any of the optional benefits you should carefully review their provisions to be sure the benefit is something that you want. You may wish to review these with your financial advisor.


Definition of "Spouse" under Optional Benefits
  Certain Optional Benefits under the contract offer the election of a spousal life option. An election of the spousal life option may not provide any economic benefit if the Covered Persons under the option do not meet the definition of two legal spouses under federal law. This is due to the interaction between the federal definition of "spouse" and the Internal Revenue Code, which requires distributions upon the death of an Owner except for certain spousal continuation benefits. State laws and regulations may determine whether the spousal life option under an Optional Benefit must be offered to spouses as defined by state law, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship. However, even if state laws require the offer of this benefit, it may not be in your best interest to purchase the spousal life option if the Covered Persons are not two legal spouses under federal law, since the spousal benefit relies, in part, on spousal continuation provisions of the Internal Revenue Code. (See "Federal Income Taxes--Spousal Definition.") The federal definition of spouse provided under the Defense of Marriage Act (DOMA) differs from the laws of certain states and does not include same-sex partners, registered domestic partners, civil union partners or two people who share a reasonable economic or familial relationship.

Guaranteed Minimum Accumulation Benefit (GMAB)(Phoenix Principal Protector)
  Phoenix Principal Protector is available with contracts issued on or after October 11, 2004 and provides a guaranteed minimum return if funds remain invested according to a designated asset allocation model for a ten year term. Currently, we only allow you to elect this rider on the Contract Date. This rider must be elected prior to issue and may be terminated at any time by request.


  A fee for this benefit is deducted on each contract anniversary during the term of the benefit. See "Deductions and Charges."

  The benefit is available if each owner and annuitant are less than 81 years old on the date that this rider is added to the Contract (the "rider date").


  Phoenix Principal Protector is available only if you allocate your premiums to an approved asset allocation or strategic program and if you remain fully invested in the program.


  This benefit is not available to you if you are the beneficiary of a deceased Owner's contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Amount
  The guaranteed amount is equal to the guaranteed amount base multiplied by Guaranteed Amount Factor 1. The guaranteed amount base is equal to (A)plus
(B)minus (C), where:

   A =the contract value on the rider date.

   B =100% of each subsequent purchase payment paid to the contract during the first year of the 10-year period beginning on the rider date (the "term").

   C =pro rata adjustment for withdrawals from the contract during the term.
      The adjustment for each withdrawal is calculated by multiplying the guaranteed amount base prior to the withdrawal by the ratio of the amount withdrawn (including any applicable withdrawal fees) to the contract value immediately prior to the withdrawal.


  Currently, Guaranteed Amount Factors 1 and 2 are equal to 1.00. For Contracts issued between October 11, 2004 and August 17, 2008, the Guaranteed Amount Factors 1 and 2 were 1.05.


Additional Amount
  If on the last day of the term:

.. the contract value is less than the guaranteed amount base; we will add an additional amount to the contract value equal to the difference between the contract value and the guaranteed amount.

.. the contract value is greater than or equal to the guaranteed amount base, we will add an additional amount to the contract value equal to the guaranteed amount base multiplied by the difference between the Guaranteed Amount Factor 2 and 1.00.

.. the contract annuitizes, the death of an owner or annuitant occurs or a full surrender is made; the contract value will reflect any additional amount prior to the payment of any annuity, death or full surrender benefits. Note: no additional amount will be paid if any of the above occurs prior to the end of the term.

  If on any day following the rider date, any portion of the contract value is no longer invested according to an asset allocation model established and maintained by us for this benefit, the benefit will terminate and no additional amount will be added to the contract value.

Benefit Termination
  This benefit will terminate at the end of the term or upon the occurrence of any of the following:

.. the date that any portion of the contract value is not invested according to an asset allocation or strategic program established and maintained by us for the benefit;

..  the date that a full surrender is made;

.. the date of the first death of an owner unless the surviving spouse elects spousal continuation of the contract and benefit;

..  the contract annuitizes; or

..  the termination of the contract.

  If the benefit terminates for any of the above reasons prior to the end of the term, an additional amount will not be paid.


Guaranteed Minimum Income Benefit Rider (GMIB) (called Phoenix Income Protector--this Rider is not available beginning March 9, 2009).

  This optional rider provides a benefit that guarantees minimum monthly fixed annuity payments. The minimum monthly fixed annuity payment amount is calculated by multiplying the guaranteed annuitization value by the annuity payment option rate for the annuity payment option selected under the rider.

  The benefit provided by this rider will not be available until the later of seven years after the rider is added to the contract ("rider date") or the contract anniversary following the older annuitant's 60/th/ birthday. For example, if you were age 40 when you bought the contract with the rider, the earliest you could exercise the benefit under the rider would be when you reached age 60. While the benefit is available, you can only exercise it upon written notice within 30 days following any contract anniversary. This benefit will not be available 30 days after the contract anniversary following the older annuitant's 90/th/ birthday.

  A fee for this benefit is deducted on each contract anniversary only if the benefit is selected. See "Deductions and Charges" above. Once your benefit is exercised, the fee will no longer be deducted. Currently, we only allow you to elect this rider on the Contract Date, but reserve the option to remove this restriction in the future. Election of this benefit rider is irrevocable. You should consult with a qualified financial advisor before you make your decision.

  This benefit is not available to you if you are the beneficiary of a deceased Owner's contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Guaranteed Annuitization Value
  On and before the contract anniversary following the older annuitant's 80/th/ birthday (or 85/th/ birthday for contracts issued prior to July 18, 2005), the guaranteed annuitization value shall be equal to the lesser of (i)the sum of (A plus B) minus (C plus D), or (ii)200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

   A =the contract value on the rider date accumulated at an effective annual rate (as determined below in the provision entitled "Effective Annual Rate") starting on the rider date and ending on the date the guaranteed annuitization value is calculated.

   B =the sum of premium payments made after rider date minus any taxes paid, accumulated at an effective annual rate starting on the date each premium payment is applied to the contract and ending on the date the guaranteed annuitization value is calculated.

   C =the sum of the guaranteed annuitization value reductions, accumulated at an effective annual rate starting on the date each withdrawal occurs and ending on the date the guaranteed annuitization value is calculated.

   D =any tax that may be due.

  After the contract anniversary following the older annuitant's 80/th/ birthday (or 85/th/ birthday for contracts issued prior to July 18, 2005), the guaranteed annuitization value shall equal the lesser of (i)(A plus B) minus (C plus D), or (ii)200% of all premium payments minus the sum of the guaranteed annuitization value reductions and any tax that may be due, where:

   A =the guaranteed annuitization value on the contract anniversary following the older annuitant's 80/th/ birthday (or 85/th/ birthday for contracts issued prior to July 18, 2005).

   B =the sum of premium payments made after the contract anniversary following the older annuitant's 80/th/ birthday (or 85/th/ birthday for contracts issued prior to July 18, 2005).

   C =the sum of the guaranteed annuitization value reductions determined for withdrawals occurring after the contract anniversary following the older annuitant's 80/th/ birthday (or 85/th/ birthday for contracts issued prior to July 18, 2005).

   D =any tax that may be due.

Guaranteed Annuitization Value Reduction
(Contracts issued prior to July 18, 2005)
  A Guaranteed Annuitization Value Reduction is an amount determined for each withdrawal that occurs on or after the rider date. The reduction is equal to the guaranteed annuitization value immediately prior to a withdrawal, multiplied by the percentage reduction in Contract Value as a result of the withdrawal.

Guaranteed Annuitization Value Reduction
(Contracts issued after July 18, 2005)

  A Guaranteed Annuitization Value Reduction is an amount determined for each withdrawal that occurs on or after initial election of the Phoenix Income Protector rider. In summary, if withdrawals in a rider year do not exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those withdrawals is equal to the sum of the withdrawals. To the extent that withdrawals in a rider year exceed a maximum annual amount, then the Guaranteed Annuitization Value Reduction for those excess withdrawals will reduce the Guaranteed Annuitization Value by the ratio of each withdrawal to the Contract Value prior to the withdrawal. On each rider anniversary, a maximum annual amount is calculated equal to the effective annual rate on the rider anniversary multiplied by the Guaranteed Annuitization Value on the rider anniversary. The maximum annual amount during the first rider year is equal to 5% multiplied by the Contract Value on the rider date. Withdrawals during a rider year will reduce the maximum annual amount by the same amount that your Contract Value is reduced as a result of the withdrawal.


  The Guaranteed Annuitization Value Reduction is equal to the sum of A and B where:

   A =the lesser of the remaining maximum annual amount (prior to the withdrawal) and the withdrawal amount; and

   B =(a) multiplied by (b), where:

    (a) =the Guaranteed Annuitization Value immediately prior to the withdrawal less the value determined in "A" above;

    (b) =1 minus the result of (c) divided by (d), where:

    (c) =the Contract Value after the withdrawal, and

    (d) =the Contract Value before the withdrawal less the value determined in "A" above.

Effective Annual Rate
  On the rider date, we will set the effective annual rate of accumulation to 5%. After the first contract year, this rate may be adjusted based on the value of the Guaranteed Interest Account (GIA) in relation to the total contract value as described below:

  After the first contract year, we will reset the effective annual rate to 0% if the value of the GIA is greater than 40% of the total contract value on any of the following dates:

1.each date we process a premium payment.

2.each date we process a transfer.

3.each date we process a withdrawal.

  Subsequently, we will raise the effective annual rate to 5% if the current effective annual rate is equal to 0% and the value of the GIA is less than or equal to 40% of the total contract value on any of the following dates:

1.each date we process a premium payment.

2.each date we process a transfer.

3.each date we process a withdrawal.

4.each rider anniversary.

Termination of This Rider
  You may not terminate this rider by request. This rider will terminate on the first of any of the following events to occur:

1.the 30/th/ day after the last contract anniversary that occurs after the older annuitant's 90/th/ birthday;

2.the termination of the contract to which this rider is attached;

3.the date a death benefit becomes payable under the contract to which this rider is attached;

4.the date annuity payments commence under the contract to which this rider is attached; and

5.the death of the last surviving annuitant or joint annuitant named under this rider.


Phoenix Income Protector Annuity Payment Options

  Under this rider, you may only elect one of the following annuity payment options:

  GMIB Option A--Life Annuity with Specified Period Certain: a fixed annuity payable monthly while the annuitant named under this rider is living or, if later, until the end of the specified period certain. The period certain may be specified as 5, 10 or 20 years. The period certain must be specified on the date the benefit is exercised. If the annuitant dies prior to the end of the period certain, the remaining period certain annuity payments will continue to the beneficiary. No monthly payment, death benefit or refund is payable if any annuitant dies after the end of the period certain. This option is not available if the life expectancy of the annuitant is less than the period certain on the date the benefit is exercised.

  GMIB Option B--Non-Refund Life Annuity: a fixed annuity payable monthly while any annuitant named under this rider is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

  GMIB Option D--Joint and Survivorship Life Annuity: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. No monthly payment, death benefit or refund is payable after the death of the surviving annuitant.

  GMIB Option F -- Joint and Survivorship Life Annuity with 10-Year Period
Certain: a fixed annuity payable monthly while either the annuitant or joint annuitant named under this rider is living, or if later, the end of 10 years. This option is only available if the annuitant and joint annuitant named under this rider are both alive on the date the benefit is exercised. If the surviving annuitant dies prior to the end of the 10-year period certain, the remaining period certain annuity payments will continue to the beneficiary. No monthly payment, death benefit or refund is payable if the surviving annuitant dies after the end of the 10-year period certain. This option is not available if the life expectancy of the older annuitant is less than 10 years on the date the benefit is exercised.

Payment Upon Death After Maturity Date
  If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled "Inherited/Stretch Annuity Feature."). If there is a surviving owner, the payments continue as if there had been no death.

  If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

  For contracts issued outside of an Individual Retirement Account/Annuity or a qualified plan, the payments to the beneficiary must be made at least as rapidly as the payments were being made to the owner.


Important Information regarding Phoenix Income Protector
  While Phoenix Income Protector does provide guaranteed minimum fixed annuity payments, it may not be appropriate for all investors and should be understood completely before you elect it.

.. Phoenix Income Protector does not provide contract value or in any way guarantee the investment performance of any investment option available under the contract.

..  Phoenix Income Protector is irrevocable once elected.

..  You may not change any annuitant or joint annuitant while Phoenix Income
   Protector is in effect.

.. Phoenix Income Protector does not restrict or limit your right to annuitize at other times permitted under the contract, but doing so will terminate the rider.

..  You should consult with a qualified financial advisor if you are considering
   Phoenix Income Protector.

.. Phoenix Income Protector is only available if approved in your state and if we offer it for use with the contract.

Phoenix Flexible Withdrawal Protector/SM/:
A Guaranteed Minimum Withdrawal Benefit (GMWB)

Summary of Benefit
  The Phoenix Flexible Withdrawal Protector rider may be elected by you for an additional charge at the time you purchase your contract, if it has been made available in your applicable state by us. You may also elect the optional Extended Care Enhancement with the rider, also for an additional charge. You must elect the Extended Care Enhancement to be included as part of the rider at the time you purchase the contract. You may only purchase one Optional Guaranteed Benefit with the contract. The Phoenix Flexible Withdrawal Protector guarantees a minimum payment or withdrawal amount from the contract once a specified date is reached if certain restrictions and limitations are met. The rider provides a lifetime benefit for one person or two spouses depending upon the option selected. The rider does not provide access to the benefit prior to the date the youngest Covered Person reaches age 60 for the single life option and the younger spouse's age 65 for the spousal life option. The date on which this occurs is called the Benefit Eligibility Date. See "Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector" below for the definition of "Covered Person" and other important terms. Prior to the Benefit Eligibility Date, the benefit's value can increase due to increases in the Benefit Base. See "Events and features causing recalculation of the Benefit Base" below for details.

  The annual amount of the rider's lifetime benefit is called the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending on whether your Contract Value is zero or greater than zero. The Annual Benefit Amount is calculated on the later of your first withdrawal date or the Benefit Eligibility Date. The Annual Benefit Amount (on the date it is calculated) equals a percentage called the Annual Benefit Percentage, multiplied by a value called the Benefit Base. The Annual Benefit Percentage ranges from 0%-6% (0% to 7% for riders issued prior to March 9, 2009) based on the attained age of the youngest Covered Person on your first withdrawal date. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set to 4% (5% for riders issued prior to March 9, 2009) on the Benefit Eligibility Date. The Benefit Base is a value calculated to determine the Annual Benefit Amount. The Benefit Base can increase or decrease due to certain transactions and events under the contract. As a result, the Annual Benefit Amount may increase or decrease and affect what you receive in payments or withdrawals under the rider. Further definition of these terms, calculation of values, and how various contract transactions and events affect these values are described below.

Annual Benefit Amount when Contract Value is greater than zero: Guaranteed Withdrawals
  Phoenix Flexible Withdrawal Protector guarantees a minimum amount of withdrawals you may take from the contract each year after the Benefit Eligibility Date, provided no withdrawals have been made from the contract prior to that Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option). This amount is the Annual Benefit Amount. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed withdrawals. You may still take withdrawals prior to the Benefit Eligibility Date, but this may significantly reduce or eliminate the value of the rider benefit. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details.

  If you take withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See "Taking Withdrawals." So long as your remaining Benefit Base is greater than zero when you reach that Date, the Annual Benefit Amount that becomes available to you at that time will be calculated. On that Date, the Annual Benefit Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base. However, if you take withdrawals before that Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

  After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals when the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. See the chart of "Special Risks Associated with Withdrawals" at the end of this section for details. Withdrawals in excess of the contract's free withdrawal amount are subject to any surrender charges imposed under the contract.

Annual Benefit Amount when Contract Value is zero: Guaranteed Payments
  If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life option. You must reach the Benefit Eligibility Date before the Annual Benefit Amount becomes available for guaranteed payments.

Asset Allocation or Strategic Program Requirement
  You must select one of the approved asset allocation programs when allocating your premium payments and Contract Value if you purchase Phoenix Flexible Withdrawal Protector. Consult with your registered representative before you select a program. Review your selected program periodically with your registered representative to determine if it needs to be changed. You may switch your current program at any time to another the Company has approved and made available. However, the rider fee may vary based upon the program or option you choose and the fee may increase under certain circumstances. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options and programs.

  Canceling out of programs altogether will cause the rider to terminate without value. Consult your registered representative before you cancel out. Later re-enrollment is allowed. However, once you cancel out, later re-enrollment in a program will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available. Consult with your registered representative to make an appropriate selection and return the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector
  The rider date is the same as the contract date and rider years are measured the same as contract years because the rider is only available for purchase at the time you buy the contract.

  "Annual Benefit Percentage" is the percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option or 65/th/ birthday for the spousal life option) this percentage is reset to 4% on the Benefit Eligibility Date.



     Single Life      Annual Benefit      Spousal Life      Annual Benefit
    Attained Age        Percentage        Attained Age        Percentage
  ---------------------------------------------------------------------------
         <60                0%                 <65                0%
  ---------------------------------------------------------------------------
        60-74               4%                65-74               4%
  ---------------------------------------------------------------------------
        75-84               5%                75-84               5%
  ---------------------------------------------------------------------------
         85+                6%                 85+                6%
  ---------------------------------------------------------------------------



  See your rider's specification page for percentages applicable prior to March 9, 2009.

  "Benefit Eligibility Date" is the date the benefit provided by the rider is first available to you.

  . For the single life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 60.

  . For the spousal life option, the Benefit Eligibility Date is the later of the rider date or the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death or the date the surviving spouse attains age 65.

  "Covered Person(s)" means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

  . For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become Covered Persons.

  . Generally, for the spousal life option, Covered Persons must be two legal spouses under federal law to receive any economic benefit from the election of this option (See "Definition of Spouse" under Optional Benefits" for more information). If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

Benefit Base
  The Benefit Base determines the Annual Benefit Amount. The Annual Benefit Amount represents two distinct values depending upon whether or not your Contract Value is greater than zero. It is the amount available for withdrawals provided you have reached the Benefit Eligibility Date and the Contract Value is greater than zero. It is also the amount we will pay to you each year provided you have reached the Benefit Eligibility Date and the Contract Value has gone to zero.

  Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial premium payment. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year exceed the Annual Benefit Amount. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. The Benefit Base may also be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. Events and features causing recalculation of the Benefit Base are described below. The Benefit Base will never exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage (currently 500%), multiplied by the initial premium plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent premiums in the first rider year, plus 100% of other subsequent premiums.

Example
  Assume that the initial premium on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

  Now assume that you make an additional premium payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

  Then assume that you make another premium payment of $15,000, but that this premium payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

Events and features causing recalculation of the Benefit Base

..  Premium Payments Received After the Rider Date

  If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in "Taking Withdrawals" below.

  Withdrawals also stop increases in your Benefit Base that would have occurred when additional premiums are received by us. If any withdrawal has been made from the contract on or prior to our receipt of an additional premium, we will not increase the Benefit Base as a result of premium payments made after such withdrawal.

..  Roll-up Feature

  The rider includes a roll-up feature. This feature allows for an increase, or "roll-up," in the Benefit Base during a specified period of time, called the roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the roll-up period continues until the 10/th/ rider anniversary following the later of the rider date or the last rider anniversary on which an automatic step-up, described below, occurs. The roll-up period will never extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, "subsequent premium payments" means premium payments received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of the first rider year or if there were no prior automatic step-ups, the Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%.

  If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will use an additional value in recalculating the Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit

  Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent premium received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

..  Rider Anniversaries During the Roll-up Period

  On each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will equal the greater of the following, but if the automatic step-up feature has been suspended, it will be set to the second of the two values described below:

  . the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);

  . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 Example 1
   Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your Benefit Base on your rider's effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:
   .  Contract Value = $105,000
   .  Sum of (i) and (ii) = $106,500
     (i)Benefit Base on prior rider anniversary = $100,000
    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

  Your Benefit Base will be $106,500.

 Example 2
   Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your Benefit Base as of the last rider anniversary was $108,000 due to an automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:
    Contract Value = $110,000
    Sum of (i) and (ii) = $115,020
     (i)Benefit Base on prior rider anniversary = $108,000
    (ii)Roll-Up Amount for prior rider year = $108,000 X 6.5% = $7,020

   Your Benefit Base will be $115,020.

 Example 3
   Assume that you have reached the fourth rider anniversary and have not made any withdrawals. Assume further that your Benefit Base as of the last rider anniversary was $119,500, there have been no prior automatic step-ups, your contract value is $115,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:
    Contract Value = $115,000
    Sum of (i) and (ii) = $126,000
     (i)Benefit Base on prior rider anniversary = $119,500
    (ii)Roll-Up Amount for prior rider year = $100,000 X 6.5% = $6,500

   Your Benefit Base will be $126,000.

.. The Rider Anniversary Following the End of the Roll-Up Period when (1) the youngest Covered Person has not yet attained age 70 and (2) the youngest Covered Person has attained age 70.

  If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period. The amount of the re-calculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. If the youngest Covered Person had not attained age 70 by the rider anniversary immediately following the end of the roll-up period then we will re-calculate the Benefit Base again on the rider anniversary next following the date the youngest Covered Person attains age 70. For each situation, the recalculated Benefit Base is determined as follows.

     1. Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the latter of the two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

       . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 Example
   Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $105,000

   .  Sum of (i) and (ii) = $165,000

     (i)Benefit Base on prior rider anniversary = $158,500
    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your Benefit Base will be $165,000.

     2. Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

       .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
          (i) the Benefit Base on the rider date, and (ii) all subsequent premium payments received during the first rider year;

       . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 Example
   Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your Benefit Base as of your prior rider anniversary was $158,500, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:
   .  Contract Value = $105,000
   .  200% x Sum of (i) and (ii) = $200,000
     (i)Benefit Base on the rider date = $100,000
    (ii)Subsequent premium payments = $0
   .  Sum of (i) and (ii) = $165,000
     (i)Benefit Base on prior rider anniversary = $158,500
    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

  Your Benefit Base will be $200,000.

..  Rider Anniversary Next Following Youngest Covered Person's 70/th/ Birthday
   Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up Period

  Assuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

  . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);

  . the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

  .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
     (i) the Benefit Base on the rider date and (ii) all subsequent premium payments received during the first rider year.

 Example
   Assume that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

   .  Contract Value = $105,000

   .  Benefit Base on prior rider anniversary = $180,000

   .  200% x Sum of (i) and (ii) = $200,000

     (i)Benefit Base on the rider date = $100,000

    (ii)Subsequent premium payments = $0

   Your Benefit Base will be $200,000.

..  Each Rider Anniversary After the Earlier of the First Withdrawal and the
   Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70/th/ birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)

  On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the second of the two values described below:

  . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended); and

  . the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

 Example
   Assume that you made a withdrawal from the contract. Assume further, your Benefit Base on prior rider anniversary was $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

   Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $110,000

   .  Benefit Base on prior rider anniversary = $106,500

   Your Benefit Base will be $110,000.

..  Automatic Step-Up Feature
  The rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or "step-up" the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

..  Taking Withdrawals
  The following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, a withdrawal will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.

 Example
   Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000 / $50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is $75,000 - $7,500 = $67,500.

   After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date.

  . If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

  . If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.

  . You should know that, currently, withdrawals taken after the Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

  For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

   (a) =the current Annual Benefit Amount;

(b) = theRMD for the 1st calendar year during the rider year; and

(c) = theRMD for the 2nd calendar year during the same rider year.

   Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

   Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

   Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person's attained age on the date of first withdrawal. Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

   Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375.

  You should know that withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the Annual Benefit Amount are considered to be within the contract's free withdrawal amount. However, withdrawals above the Annual Benefit Amount, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Extended Care Enhancement
  The Extended Care Enhancement is an optional feature available with the Phoenix Flexible Withdrawal Protector rider that allows for an increase in the Annual Benefit Amount when the Covered Person is confined to a nursing home, and meets the conditions specified below. As with other benefits provided by the rider, this benefit is available only on and after the Benefit Eligibility Date. This feature is subject to state availability.

Conditions
  We will increase the Annual Benefit Amount when the Covered Person has been confined to a nursing home as defined below for a least one day of the rider year, and has met the elimination period and waiting period requirements. This increase in the Annual Benefit Amount lasts for the same amount of time the Covered Person is confined and is calculated as described below. To meet the elimination period requirements, the Covered Person must have been confined to a nursing home for at least 180 consecutive days within the last 365 days. To meet the waiting period requirements, the Covered Person must not have been confined to a nursing home 12 months before the rider date and twelve months following the rider date. If you are confined to a nursing home during the waiting period, you will never be eligible for benefits under the Extended Care Enhancement.

  . A nursing home is a facility that is licensed to operate pursuant to the laws and regulations of the state in which is it located as a nursing home to provide 24-hour convalescent and related nursing care services 7 days a week by an on-site registered nurse on a continuing inpatient basis for persons who are chronically ill or who otherwise require assistance in performing the basic activities of daily living. The facility must provide care prescribed by a physician and performed or supervised by a registered graduate nurse. In addition the facility must have a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician.

  . A nursing home does not include a hospital (acute care), a rehabilitation hospital, an assisted living facility, a facility for the treatment of alcoholism, drug addiction, mental illness, or nervous disorders, a rest home (a home for the aged or a retirement home), a residential care facility, or any other facility which does not, as its primary function, provide assistance in performing the basic activities of daily living.

  No benefits under the Extended Care Enhancement feature will be provided if other similar benefits have been purchased through the Company, or any of its subsidiaries or affiliates.

  If the Extended Care Enhancement feature is in effect, and you have met the above conditions, we will determine the Annual Benefit Amount by multiplying the Benefit Base by a specified percentage, currently 200%, multiplied by the Annual Benefit Amount Percentage. When the Covered Person is no longer confined to a nursing home, we will reduce the Annual Benefit Amount to that which is ordinarily provided under the Phoenix Flexible Withdrawal Benefit.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero
  The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Date, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero
  The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

Maximum Maturity Date Benefit
  If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period".

Termination of Phoenix Flexible Withdrawal Benefit
  The rider will terminate without value on the date the first of any of the following events occur:

1.any Covered Person is changed;

2.annuity payments begin under an annuity payment option as described in the contract;

3.the contract, to which the rider is attached, terminates;

4.the owner elects to terminate the rider;

5.when any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

6.the Contract Value and Benefit Base are both reduced to zero;

7.any Covered Person under the single life option, or the surviving Covered
  Person under the spousal life option dies; or

8.you assign any rights or interest in the rider.

  Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals
  The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.



                                                                                                      Permitted    Excess
Scenario                                                                              No Withdrawals Withdrawals Withdrawals
--------                                                                              -------------- ----------- -----------
Automatic Contract Value reduction...................................................                     X           X

Reduction to Benefit Base............................................................                                 X

Gives you the highest potential Annual Benefit Amount available under the rider/1/...       X

Cancels your ability to have subsequent premium payments automatically increase
  the Benefit Base...................................................................                     X           X

Cancels your ability to "roll-up" and increase your Benefit Base.....................                     X           X

Reduces the likelihood of an automatic step-up/2/....................................                     X           X

Premium payments increase the Benefit Base...........................................       X

Potential to terminate the rider without value if reduces the Contract Value to zero.                                 X

Permanently sets the Annual Benefit Percentage.......................................                     X           X

Permanently sets the Annual Benefit Amount if the Contract Value is reduced to
  zero and the Benefit Base is greater than zero.....................................                     X

Potential surrender charges..........................................................                                 X

Potential premium taxes and/or federal income tax consequences.......................                     X           X

-----------------


/1/ The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/ In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

GMWB 2007 and earlier versions (available only if Phoenix Flexible Withdrawal Protector is not available in your applicable state).

  This optional rider provides a Guaranteed Minimum Withdrawal Benefit that guarantees a minimum amount that you will be able to withdraw from your contract, regardless of investment performance. GMWB is intended to help protect you against poor market performance if you make withdrawals within the limits described below. GMWB does not establish or guarantee a Contract Value or in any way guarantee the investment performance of any investment option available under the contract. You may begin taking withdrawals immediately or at a later time. You will not lose the guarantee if you don't make withdrawals or if you withdraw less than the limit allowed as specified below. If you do make withdrawals, income taxes, tax penalties and surrender charges may apply. A fee for this benefit is deducted on each contract anniversary. See the "Optional Benefit Fees" chart and refer to "Deductions and Charges" above.

  Currently we allow you to elect GMWB only on the Contract Date. We may remove this restriction in the future.

  This benefit is not available to you if you are the beneficiary of a deceased Owner's Contract and are utilizing this Contract as an Inherited/Stretch Annuity.

Asset Allocation or Strategic Program Requirement
  If you purchase GMWB, you must select one of the approved programs through which to allocate your premium payments and Contract Values. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program or option to another, as well as to any modified or new programs or options the Company may make available. We reserve the right to restrict availability of investment options.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause GMWB to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate GMWB if it has terminated. If a program is eliminated while GMWB is in effect, you will receive notice and you must choose, in consultation with your registered representative, among the other programs and options available.

  Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.


GMWB 2007 (issued on or after January 16, 2007 and before Phoenix Flexible Withdrawal Protector becomes available in your applicable state)
  GMWB 2007, guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the annual benefit amount until the first death of any Covered Person, if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.


Benefit Eligibility Date
  The Benefit Eligibility Date represents the date when your lifetime Annual Benefit Amount is available to you.

  The Benefit Eligibility Date when the for Single Life Option is in effect is the later of the date that this rider is added to the contract (the "rider date") and the contract anniversary on or following the date the youngest Covered Person attains age 60.

  The Benefit Eligibility Date when the Spousal Life Option is in effect is the later of the rider date or the contract anniversary on or following the date the youngest Covered Person attains age 65. If either spouse dies prior to the Benefit Eligibility Date, the Benefit Eligibility Date will be reset to the later of (a)the contract anniversary following the spouse's date of death, and
(b)the contract anniversary on or following the surviving spouse attaining age
65.

Covered Person
  The Covered Person is the person whose life is used to determine the duration of lifetime Annual Benefit Amount payments. The Covered Person must be a natural person; the owner, however, can be a non-natural person, e.g., a trust or corporation can be designated.

Single Life Option
  Covered Person(s) can be one or more lives. If there is only one designated owner, that owner is the Covered Person. If there are multiple owners, all owners are Covered Persons. If none of the owners are a natural person, all annuitants become the Covered Persons. The rider terminates upon the first death of the Covered Person(s).

Spousal Life Option

  Generally, Covered Persons must be two legal spouses under Federal law to receive any economic benefit from the election of this option (See "Definition of "Spouse" under Optional Benefits" for more information). If there is only one designated owner, the Covered Persons must be the owner and the owner's spouse, and the spouse must be the sole beneficiary. If there are spousal owners, the Covered Persons must be the spousal owners, and they must both be the beneficiaries. You cannot elect the Spousal Life Option if you wish to designate multiple non-spousal owners, or ownership by a non-natural person. The rider terminates upon the last death of the Covered Persons.


Annual Benefit Amount
  If your Contract Value is greater than zero, the Annual Benefit Amount represents the maximum amount you can withdraw each Contract Year after the Benefit Eligibility Date without reducing the Benefit Base. If your Contract Value reduces to zero, the Annual Benefit Amount represents the annual lifetime amount we will pay.

  Prior to the Benefit Eligibility Date, the Annual Benefit Amount is set equal to zero. On and after the Benefit Eligibility Date, the Annual Benefit Amount equals 5% of the Benefit Base. The Annual Benefit Amount is recalculated whenever the Benefit Base is recalculated, as specified below. The Annual Benefit Amount may never be less than zero.

Benefit Base
  The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. On the rider date, the Benefit Base is equal to the Contract Value. Thereafter, the Benefit Base may be increased by an applicable Roll-Up, or Automatic Step-Up, or subsequent premium payments. The Benefit Base may be reduced by withdrawals. The Benefit Base may never exceed $5,000,000.

Subsequent Premium Payments
  When a subsequent premium is received, the Benefit Base equals the current Benefit Base plus the premium payment amount.

Withdrawals Prior to Benefit Eligibility Date
  Prior to the Benefit Eligibility Date, withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements (as defined by the Internal Revenue Code), will reduce the Benefit Base in the same proportion as the Contract Value is reduced. Surrender charges may also be assessed if the withdrawal is made within the surrender charge period.

Withdrawals On or After Benefit Eligibility Date
  On or after the Benefit Eligibility Date, withdrawals may cause the Benefit Base to be reduced, depending on the amount of the withdrawal.

  . If cumulative withdrawals in any Contract Year are less than or equal to the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

  . If a withdrawal causes the cumulative withdrawals during a Contract Year to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal.

  . Withdrawals taken to meet the Required Minimum Distribution requirement will be deemed to be within the Annual Benefit Amount and will not cause the Benefit Base to be reduced.

Roll-Up
  On each contract anniversary during the first 10 Contract Years following the rider date, if no withdrawals have been taken since the rider date, the Benefit Base will be increased by a percentage of the Benefit Base as of the prior contract anniversary, or, for the Roll-Up at the end of the first contract year, a percentage of the Benefit Base on the last valuation date of the first contract year, prior to any Step-Up. The percentage applied is determined when your contract is issued and is shown on the rider specifications page for your rider. Any Roll-Up occurs prior to any applicable Automatic Step-Up, as described below.

Automatic Step-Up
  On each contract anniversary after the rider date, the Contract Value and Benefit Base are compared. If the Contract Value is greater than the current Benefit Base, we will automatically step-up the Benefit Base to equal the Contract Value. If, however, the Automatic Step-Up has been suspended, as described below, no Automatic Step-Up will occur.

  We may prospectively increase the fee percentage on the effective date of any Automatic Step-Up, subject to the maximum fee percentage of 1.50%. If there is an increase in the fee percentage, we will notify you at least 30 days prior to the contract anniversary. You can decline the increase by contacting us no later than seven days prior to the contract anniversary. If you decline the fee increase, the Automatic Step-up feature will be suspended immediately and your fee percentage will remain unchanged. Once your Automatic Step-up is suspended, you will no longer be eligible for any future Automatic Step-up unless you later request in writing to reactivate it. After we receive your request for reactivation, the Automatic Step-up will resume on the following contract anniversary and the fee percentage effective at that time will apply.

Contract Value Reduced to Zero
  When the Contract Value is reduced to zero, the contract terminates and all rights under the contract and the rider terminate other than as described below.

  We will pay you an amount per year equal to the Annual Benefit Amount, until the first death of the Covered Person(s) for the Single Life Option, or until the last death of the Covered Persons for the Spousal Life Option. We will automatically make monthly payments equal to one-twelfth of the Annual Benefit Amount. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

  If the Contract Value is reduced to zero before the Benefit Eligibility Date, we will calculate the Annual Benefit Amount. The new Annual Benefit Amount is equal to 5% of the Benefit Base at the time the Contract Value reduces to zero. Monthly Payments, however, will not commence until one month after the Benefit Eligibility Date.

  If the Contract Value is reduced to zero on or after the Benefit Eligibility Date, monthly payments will commence one month after the Contract Value reduces to zero.

  Payments under the Single Life Option cover only one life, and will continue until the first death of the Covered Person(s). All Covered Persons must be living on the date we make the first payment.

  Payments under the Spousal Life Option cover two spousal lives, and will continue until the last death of the Covered Persons. Under the Spousal Life Option at least one of the Covered Persons must be living on the date we make the first payment.

Cancellation
  You may cancel this rider at anytime in writing in a form acceptable to us. Once cancelled, all rights and benefits under the rider terminate. We will assess the current year rider fee at time of cancellation prorated by the time elapsed for the contract year. Past rider fees will not be refunded.

Termination of Benefit
  This benefit will terminate without value on the occurrence of any of the following dates

.. the date of first death of the Covered Person(s) for the Single Life Option, or the date of last death of the Covered Persons for the Spousal Life Option.

.. the date there is a change of contract Owner(s) (or Covered Person if the contract Owner is a non-natural person);

.. the date annuity payments commence under an Annuity Payment Option as described in the contract;

..  the date the contract to which this benefit is attached terminates;

..  the date any investment restriction is violated;

..  the date both the Contract Value and Benefit Base have been reduced to zero;
   or

..  the date the contract Owners elect in writing to terminate the benefit.

Version I (issued prior to January 16, 2007),
  Version I, issued prior to January 16, 2007, provides a Guaranteed Minimum Withdrawal Benefit that guarantees at least the return of your Contract Value on the date that this rider is added to the contract) plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. The Benefit Amount Percentage is currently 105%. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, you must annuitize your contract under one of the GMWB Annuity Payment Options described below to receive the benefits provided by this rider.

  Version I offers four options: GMWB 5, GMWB 7, Lifetime GMWB and Lifetime GMWB for 2--Spousal Continuation ("Lifetime GMWB for 2"). GMWB 5 and GMWB 7 are non-lifetime withdrawal benefits; Lifetime GMWB and Lifetime GMWB for 2 are lifetime withdrawal benefits. Version I guarantees withdrawals or payments each year equal to the Withdrawal Limit until we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage. In addition, if you elect Lifetime GMWB and the owner is alive after we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the death of the owner. If you elect Lifetime GMWB for 2 and the owner and/or beneficiary is alive after we have returned your Contract Value on the rider date plus the sum of all premium payments made after the rider date, multiplied by the Benefit Amount Percentage, we will continue to make payments each year equal to the Withdrawal Limit until the later of the death of the owner and beneficiary.

  You elect one option of the GMWB on the rider date and this election is irrevocable except as provided in the Optional Reset provision described below. Currently, we only allow you to elect this rider on the Contract Date. The GMWB can not be terminated except as described below.

  This rider is subject to the following issue age, ownership, and beneficiary limitations, subject to state regulations.

  For the GMWB 5 and GMWB 7 options, for nonqualified plans, the base contract minimum and maximum issue ages apply to this rider. For qualified plans, the base contract minimum issue age applies to this rider and the maximum issue age is 80.

  For the Lifetime GMWB option, there can be only one owner, and the owner must be a natural person. For nonqualified plans, the base contract maximum issue age applies to this rider and the minimum issue age is 60. For qualified plans, the minimum issue age is 60 and the maximum issue age is 80.

  For the Lifetime GMWB for 2 option, there may be one or two owners and both must be natural persons. If there is one owner, the spouse must be sole beneficiary and eligible for spousal continuation of contract. If there are two owners, they must be spouses and eligible for spousal continuation of contract; the same two individuals must be the beneficiaries. For nonqualified plans, the minimum issue age is 65 for the owner and beneficiary and the base contract maximum issue age applies to this rider. For qualified plans, the minimum issue age is 65 for the owner and beneficiary and the maximum issue age is 80 for the owner and beneficiary.

Benefit Amount
  The Benefit Amount is the amount available for withdrawals or payments and is established for the sole purpose of determining the Withdrawal Limit, Benefit Payment and Benefit Payment Duration. It is not used in calculating the surrender value or other values or benefits.

  The Benefit Amount is calculated on the rider date. If the rider is not issued as a result of an Optional Reset, the Benefit Amount is equal to the Contract Value on the rider date multiplied by the Benefit Amount. The Benefit Amount will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

  The Benefit Amount is recalculated after each subsequent premium payment. The new Benefit Amount is equal to the current Benefit Amount plus Benefit Amount Percentage multiplied by the subsequent premium payment. If your rider was issued on or after November 16, 2005 in states where the rider has been approved, the new Benefit Amount (calculated as a result of a subsequent premium payment) will never be greater than the Contract Value on the rider date plus total subsequent premium payments less total withdrawals made after the rider date, multiplied by the Benefit Amount Percentage.

  The Benefit Amount is recalculated after each withdrawal. If the Contract Value before the withdrawal is greater than or equal to the Benefit Amount before the withdrawal, the new Benefit Amount is equal to the Benefit Amount before the withdrawal less the amount of the withdrawal. If the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal, then the new Benefit Amount is equal to the Contract Value after the withdrawal. The Benefit Amount may never be less than zero.

  Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

Withdrawal Limit
  The Withdrawal Limit is calculated on the rider date and is equal to the initial Benefit Amount multiplied by the Withdrawal Limit Percentage, currently 7% for GMWB 7 and 5% for GMWB 5, Lifetime GMWB and Lifetime GMWB for 2. The Withdrawal Limit will change as a result of subsequent premium payments, withdrawals or an Optional Reset as described below.

  If the sum of all withdrawals in any given rider year does not exceed the Withdrawal Limit, no surrender charge will be deducted, even if such withdrawals exceed the free withdrawal amount. If the free withdrawal amount is less than the Withdrawal Limit, withdrawals in excess of the Withdrawal Limit will be subject to a surrender charge.

  Withdrawals taken to meet Required Minimum Distribution requirements with respect to this contract will be deemed to be within the Withdrawal Limit for purposes of the GMWB benefit.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:
  The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to (A)multiplied by (B), added to (C), where:

 (A) =Withdrawal Limit Percentage;

 (B) =Benefit Amount Percentage multiplied by the premium payment; and

 (C) =current Withdrawal Limit.

  The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit and if the Contract Value before the withdrawal is less than the Benefit Amount before the withdrawal. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero. If the Benefit Amount is reduced to zero, then the Withdrawal Limit is equal to zero.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:
  The Withdrawal Limit is recalculated after each subsequent premium payment. The new Withdrawal Limit is equal to the greater of the current Withdrawal Limit and the Withdrawal Limit Percentage multiplied by the Benefit Amount after the subsequent premium payment.

  The Withdrawal Limit is recalculated after each withdrawal if the sum of all withdrawals in any given rider year exceeds the Withdrawal Limit. The new Withdrawal Limit will be equal to the Withdrawal Limit Percentage multiplied by the Contract Value after the withdrawal. The Withdrawal Limit may never be less than zero.

Optional Reset
  The purpose of an Optional Reset is to lock in a higher Benefit Amount, which may increase the Withdrawal Limit and lengthen the period of time over which withdrawals and payments can be taken. Locking in a higher Benefit Amount increases your total future guaranteed withdrawals or payments.

  If you have Lifetime GMWB or Lifetime GMWB for 2, you may elect an Optional Reset on the first rider anniversary or any subsequent rider anniversary where the Contract Value is greater than the Benefit Amount. If you have GMWB 5 or GMWB 7, you may elect an Optional Reset on the fifth rider anniversary or any rider anniversary thereafter where the Contract Value is greater than the Benefit Amount.

  If you elect the Optional Reset, we will terminate the existing rider and issue a new rider. At that time, you will be given the opportunity to change to a different version of the GMWB if you meet all of the issue age, ownership and beneficiary requirements. You must notify us within 30 days after the rider anniversary that you wish to elect the Optional Reset.

  As a result of an Optional Reset, we will set the Benefit Amount equal to the Contract Value on the date of the reset. In addition, we will set the Withdrawal Limit equal to the Withdrawal Limit Percentage (under the new rider) multiplied by the Benefit Amount. We will also reset the Benefit Amount Percentage and the GMWB Fee Percentage to the then current percentages we are offering for new issues of the rider on the date of the reset. The GMWB Fee Percentage will never exceed the maximum charge of 1.00%.

  We reserve the right to prohibit the Optional Reset if we no longer offer GMWB as an additional option on new issues of the contract.

Contract Value Reduced to Zero
  If the Contract Value is reduced to zero, you will begin receiving monthly payments one month following the date the Contract Value is reduced to zero as described below. Subsequent payments will be made on the same date each month as the first payment. Payments may not be commuted or accelerated. Once you begin receiving monthly payments you will be prohibited from making any further premium payments, withdrawals, transfers, surrenders, or commencing annuity payments under an Annuity Payment Option as described in the contract. In addition, you will be prohibited from electing the Optional Reset or any other optional riders previously available under your contract.

  The Benefit Payment is the amount of each monthly payment we will make to you after your Contract Value has been reduced to zero. The Benefit Payment is calculated on the date the Contract Value is reduced to zero. The Benefit Payment is equal to one twelfth of the Withdrawal Limit on the date the Contract Value is reduced to zero.

  The Benefit Payment Duration is the number of months it will take for us to return the Benefit Amount remaining on the date the Contract Value is reduced to zero. The Benefit Payment Duration is equal to (A)divided by (B), rounded to the next highest whole number, where:

  A =the Benefit Amount on the date the Contract Value is reduced to zero; and

  B =the amount of the Benefit Payment.

  The Benefit Payment Duration may be zero, if (A) above is equal to zero.

If your rider was issued before November 16, 2005 or in states where the rider has not been approved:
  You will receive monthly payments equal to the Benefit Payment for the Benefit Payment Duration. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly payments. Except to the extent required under Federal income tax laws, the total annual payments will not exceed the Withdrawal Limit on the date the Contract Value was reduced to zero. Monthly payments made under this rider shall be considered withdrawals from the contract under Federal income tax law, and shall be subject to the same requirements as any other withdrawal. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract may need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

If your rider was issued on or after November 16, 2005 in states where the rider has been approved:
.. We will set the Maturity Date equal to the date the Contract Value is reduced to zero.

.. If you have GMWB 5 or GMWB 7 and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below.

.. If you have Lifetime GMWB and the original owner is alive, you will receive fixed annuity payments under the GMWB Life with Period Certain Payment Option described below.

.. If you have Lifetime GMWB and the original owner is not alive (but the beneficiary has elected to continue the contract under spousal continuation) and the Benefit Amount is greater than zero, you will receive fixed annuity payments under the GMWB Specified Period Certain Payment Option described below.

.. If you have Lifetime GMWB for 2, you will receive fixed annuity payments under the GMWB Joint Life with Period Certain Payment Option described below.

GMWB Annuity Payment Options
  This section describes the GMWB Annuity Payment Options available if your rider was issued on or after November 16, 2005 in states where the rider has been approved.

  GMWB Specified Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. Upon the death of the last surviving owner (or annuitant, if the owner is a non-natural person), annuity payments, if any remain, will continue to the beneficiary. We reserve the right to make a lump sum payment equal to the Benefit Amount in lieu of monthly fixed annuity payments under this option.

  GMWB Life with Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the death of the original owner, subject to proof of survivorship. Upon the death of the owner, annuity payments, if any remain, will continue to the beneficiary.

  GMWB Joint Life with Period Certain Payment Option: We will make monthly fixed annuity payments equal to the Benefit Payment for the number of months defined by the Benefit Payment Duration. If the owner is still alive after the Benefit Payment Duration, we will continue to make payments until the later of the death of the original owner and the beneficiary, subject to proof of survivorship. Upon the death of the owner and beneficiary, annuity payments, if any remain, will continue to the beneficiary.

Benefit Termination
  This benefit will terminate without value on the occurrence of any of the following events:

..  the change of ownership of the contract for any reason; or

.. the commencement of annuity payments under an Annuity Payment Option as described in the contract; or

..  termination of the contract to which this benefit is attached; or

..  the election of the Optional Reset, if available; or

..  the surrender of the contract; or

.. the death of the owner (or annuitant, if the owner is a non-natural person) unless the contract is continued by a surviving spouse; or

.. any portion of the Contract Value is no longer invested in accordance with the requirements of an asset allocation program; or

.. if you have GMWB 5 or GMWB 7, when the Contract Value and Benefit Amount have been reduced to zero; or

.. if you have Lifetime GMWB, when the Contract Value and Benefit Amount have been reduced to zero and upon death of the original owner; or

.. if you have Lifetime GMWB for 2, when the Contract Value and Benefit Amount have been reduced to zero and upon the later of the death of the original owner and the beneficiary.


Phoenix Retirement Protector: A Flexible Combination (GMAB/GMWB) Benefit

Summary of Benefit
  The Phoenix Retirement Protector may be elected by you for an additional charge at the time you purchase your contract if it has been made available in your applicable state by us. You may only purchase one Optional Guaranteed Benefit with the contract. Phoenix Retirement Protector combines two different guarantees into one rider: (i) a guaranteed minimum accumulation benefit ("GMAB"), and (ii) a guaranteed minimum withdrawal benefit ("GMWB"). You may also elect an optional guaranteed minimum death benefit ("GMDB") with the Phoenix Retirement Protector, also for an additional charge. When you elect the Phoenix Retirement Protector, the GMAB and GMWB components are automatically included. You must elect the GMDB component to be included as part of the rider at the time you purchase the contract. By purchasing this rider, you are able to obtain a GMAB and a GMWB through the same contract. This may be appropriate if you want to be able to use the contract either for maximum accumulation or for maximum ability to provide payments at the time you purchase your contract. However, certain actions which have a positive impact on one component of the benefit may have a negative impact on another component of the benefit. As a result, you should carefully consider the impacts of various events and transactions on each benefit component.

  Some of the terms and features of the GMAB and GMWB components of this benefit are different from the individually offered GMAB and GMWB riders.

.. For example, the GMAB component offered under Phoenix Retirement Protector provides for a step-up of the GMAB Benefit Base and a new 10-year GMAB waiting period at the end of each GMAB waiting period; the stand-alone GMAB rider does not provide for a step-up and only provides the initial 10-year waiting period. You should consider the GMAB component offered under Phoenix Retirement Protector if you want the opportunity to lock-in market gains or if you have a longer investment horizon and could potentially benefit from multiple waiting periods. However, if you simply want a return of first-year premium at the end of the initial 10-year waiting period, then you should consider the individually offered GMAB.

.. For example, the GMWB component offered under Phoenix Retirement Protector provides for a lifetime and a non-lifetime Annual Benefit Amount and allows you to choose between lifetime and non-lifetime payments when the contract value is reduced to zero; the stand-alone GMWB rider only provides a lifetime Annual Benefit Amount. You should consider the GMWB component offered under Phoenix Retirement Protector if you want the flexibility to guarantee lifetime income payments or income payments over a specified period of time or if you want the flexibility to defer the decision between lifetime and non-lifetime payments to the date the Contract Value is reduced to zero. However, if you know that you won't have a need for non-lifetime income payments, then the individually offered GMWB may be more appropriate for you.

.. For example, if you don't know what your future accumulation and/or income needs may be on the date your contract is issued, then you should consider the Phoenix Retirement Protector because it provides a GMAB and GMWB through the same contract and allows you to defer the decision between accumulation and income. However, if you know what your future accumulation or income needs will be on the contract issue date (and you know you won't have a need for both accumulation and income benefits), then you should consider the individually offered GMWB or GMAB.

.. Finally, the fees for the Phoenix Retirement Protector differ from the individually offered GMWB and GMAB rider fees.

  The basic benefits and risks of each component of Phoenix Retirement Protector and more detailed descriptions of how the benefits are calculated are described below.

The GMAB Component
  The GMAB component of Phoenix Retirement Protector guarantees a return of a specified percentage of premium after a waiting period regardless of the performance of the asset allocation program(s) in which your premiums and Contract Value have been invested. This feature may be important to you if you are interested in maximizing your Contract Value during the accumulation period. The GMAB does not guarantee the performance of any investment option offered under the contract. The GMAB may have limited usefulness if you need to take withdrawals pursuant to the IRS minimum distribution requirements because of the potential negative effects withdrawals have on the GMAB's benefits. As a result, you should consult with your tax adviser before selecting a rider with a GMAB feature.

The GMWB Component
  The GMWB component guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations described below. When you elect this benefit you choose whether to take withdrawals and payments under the single life option or the spousal life option. Once you make this election, you cannot change it. This choice affects the amount of benefit you may be entitled to receive at various ages and, once your Contract Value goes to zero, the life for which benefit payments will be made.

Contract Value is greater than zero: Guaranteed Withdrawals
  While the Contract Value is greater than zero the GMWB component guarantees that you can make withdrawals from the contract each year up to the Non-Lifetime Annual Benefit Amount, or the Lifetime Annual Benefit Amount, if you have met the GMWB's terms and conditions. The Non-Lifetime Annual Benefit Amount becomes available for withdrawals on the rider date. The Lifetime Annual Benefit Amount is not available for withdrawals until the date the youngest Covered Person covered by the rider reaches a particular age, which is currently age 60 for the single life option and age 65 for the spousal life option. This is called the GMWB Benefit Eligibility Date. The Non-Lifetime Annual Benefit Amount equals a percentage shown on your rider specifications page multiplied by the "GMWB Benefit Base." The Lifetime Annual Benefit Amount is a percentage called the "Lifetime Annual Benefit Percentage" multiplied by the GMWB Benefit Base or, if the first withdrawal occurs prior to the GMWB Benefit Eligibility Date, by the lesser of the GMWB Benefit Base or the Contract Value. The Lifetime Annual Benefit Percentage is shown on your rider specifications page and varies based on the attained age of the youngest Covered Person on the date of the first withdrawal.

  Withdrawals from the contract affect the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount, and the GMWB Benefit Base differently. A brief summary is provided below. A more detailed description of the impact of withdrawals is provided in the "Taking Withdrawals" section.

..  Certain types of withdrawals will not impact the Non-Lifetime Annual Benefit
   Amount. This includes cumulative withdrawals in any rider year within the Non-Lifetime Benefit Amount taken before or after the GMWB Benefit Eligibility Date.

..  Certain types of withdrawals will not impact the Lifetime Annual Benefit
   Amount. This includes cumulative withdrawals in any rider year within the Lifetime Annual Benefit Amount, once you have reached the GMWB Benefit Eligibility Date.

..  Certain types of withdrawals will impact the Non-Lifetime Annual Benefit
   Amount.

  . Cumulative withdrawals in any rider year taken before or after the GMWB Benefit Eligibility Date in excess of the Non-Lifetime Annual Benefit Amount reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

..  Certain types of withdrawals will impact the Lifetime Annual Benefit Amount.

  . Withdrawals taken prior to the GMWB Benefit Eligibility Date affect the Lifetime Annual Benefit Amount in several ways. If you take a withdrawal from the Contract prior to the GMWB Eligibility Date we will permanently set the Lifetime Annual Benefit Percentage to 5% on the GMWB Benefit Eligibility Date. You may also reduce the Lifetime Annual Benefit Amount that becomes available to you on the GMWB Benefit Eligibility Date because we will use a different calculation to determine the Lifetime Annual Benefit Amount than we would have used had a withdrawal not been taken. Additionally, withdrawals taken prior to the GMWB Benefit Eligibility Date will reduce your GMWB Benefit Base and we will use the lesser of this reduced GMWB Benefit Base and the Contract Value in calculating the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

  . Cumulative withdrawals in any rider year taken after the GMWB Benefit Eligibility Date in excess of the Lifetime Annual Benefit Amount reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

Withdrawals reduce the GMWB Benefit Base either by the dollar amount of the withdrawal or by the same proportion as the Contract Value is reduced by the withdrawal regardless of when the withdrawal is taken. (See the "Taking Withdrawals" section in the description of the GMWB Component.)

The GMWB Benefit Base, and ultimately the Non-Lifetime and Lifetime Annual Benefit Amounts, may be increased by premium payments and certain features of the GMWB.

You may still take withdrawals prior to the GMWB Benefit Eligibility Date or in excess of the Lifetime Annual Benefit Amount, but these withdrawals may significantly reduce or eliminate the value of the lifetime guarantees provided by the GMWB component of Phoenix Retirement Protector. See the chart of "Special Risks Associated with Withdrawals" at the end of this section. Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distributions, are considered to be within the contract's free withdrawal amount and are not subject to surrender charges under the contract. However, withdrawals, including withdrawals taken to meet Required Minimum Distributions, that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, as defined below and the contract's free withdrawal amount are subject to any surrender charges imposed under the contract. See "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Contract Value is reduced to zero: Guaranteed Payments
If your Contract Value goes to zero and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate, and you must choose between lifetime or non-lifetime payments. The GMWB component does not provide a lifetime benefit amount prior to the GMWB Benefit Eligibility Date.

If both the lifetime and non-lifetime options are available to you and you choose lifetime payments, we will pay you the Lifetime Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life options. If you choose non-lifetime payments, we will pay you the Non-Lifetime Annual Benefit Amount until the GMWB Benefit Base is reduced to zero.

GMDB Component
The Phoenix Retirement Protector offers a guaranteed minimum death benefit
(GMDB) component which you can elect for an additional fee. The benefit provides a higher GMDB than is provided under the contract provided the GMDB Benefit Base under the rider exceeds the GMDB under the contract. You should consider this benefit if your goal is to provide a higher death benefit.

Asset Allocation or Strategic Program Requirement
You must select one of the approved asset allocation programs when allocating your premium payments and Contract Value if you purchase Phoenix Retirement Protector. Consult with your registered representative before you select a program. Review your selected program periodically with your registered representative to determine if it needs to be changed. You may switch your current program at any time to another the Company has approved and made available. However, the rider fee may vary based upon the program or option you choose and the fee may increase under certain circumstances. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options and programs.

Canceling out of programs altogether will cause the rider to terminate without value. Consult your registered representative before you cancel out. Later re-enrollment is allowed. However, once you cancel out, later re-enrollment in a program will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available. Consult with your registered representative to make an appropriate selection and return the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions related to PhoenixRetirement Protector
The rider date is the same as the contract date and rider years are measured the same as contract years because the rider is only available for purchase at the time you buy the contract.

(i) Guaranteed Minimum Accumulation Benefit ("GMAB") Component
The rider's GMAB component guarantees a return of a specified percentage of premiums after each GMAB Waiting Period. A GMAB Waiting Period is the period of time that must elapse before you qualify for benefits under the rider's GMAB component. Currently, the GMAB Waiting Period is 10 years, measured from the rider date. The benefit amount available after the waiting period depends on the relationship of the Contract Value to a value called the "GMAB Benefit Base"described below. After the initial GMAB Waiting Period, we will automatically compare the GMAB Benefit Base to the Contract Value after all fees have been deducted. If the GMAB Benefit Base is greater than the Contract Value after all fees have been deducted, we will add an additional amount to your Contract Value and your new Contract Value will then equal the GMAB Benefit Base. Whenever such addition occurs, a new GMAB Waiting Period begins. In addition, you may elect to increase, or "step-up" the GMAB Benefit Base as specified below. A new GMAB Waiting Period also begins when you step-up the GMAB Benefit Base. Each new GMAB Waiting Period supersedes any GMAB Waiting Period already in progress and delays the time when we will determine if an additional amount will be added to the Contract Value.

GMAB Benefit Base
As noted above, we compare the Contract Value to the GMAB Benefit Base to determine if an additional amount will be added to the Contract Value at the end of each GMAB Waiting Period. Assuming the rider was issued on the date the contract was issued, the GMAB Benefit Base is equal to the initial premium payment. Thereafter, the GMAB Benefit Base is re-calculated whenever certain triggering events occur. Generally speaking, the GMAB Benefit Base will be increased by a percentage of subsequent premium payments, and may be increased by the elective step up feature. The GMAB Benefit Base will never exceed a maximum amount. This maximum amount is 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. The GMAB Benefit Base will be set equal to zero on the date the Contract Value is reduced to zero.

Events and features causing recalculation of the GMAB Benefit Base .. Premium Payments Received After the Rider Date

  The GMAB Benefit Base will be increased by 100% of any premium payment received after the rider date and within the first rider year in each GMAB Waiting Period. Premiums received following the first rider anniversary within each GMAB Waiting Period do not increase the GMAB Benefit Base.

  Example showing the effect of subsequent premium payments on GMAB Benefit Base

  Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

  Assume that you make an additional premium payment of $10,000 on August 24, 2009. Since this premium payment was made in the first year during the GMAB Waiting Period, 100% of the premium payment is added to the GMAB Benefit Base. Thus the GMAB Benefit Base is increased to $110,000.

  Assume that you make another premium payment of $10,000 on April 5, 2012. Also assume that you have not made an elective GMAB Step-Up since the rider date. Since this premium payment was made in the third year during the GMAB Waiting Period, the GMAB Benefit Base is not increased.

..  Elective GMAB Step-Up

  You may elect to increase, or "step up" the GMAB Benefit Base each rider year when the Contract Value is greater than the GMAB Benefit Base. To elect to step up the GMAB Benefit Base, you must notify us of this election at least 7 days before the end of the rider year. Then we will increase the GMAB Benefit Base to equal the Contract Value on the rider anniversary and a new GMAB Waiting Period will begin. If the GMWB automatic step-up has been suspended (see "Automatic Step-Up Feature" under Guaranteed Minimum Withdrawal Benefit Component below), you may not elect the GMAB step-up until you have reactivated the GMWB automatic step-up.

  Example showing the effect of the elective GMAB Step-Up

  Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

  Assume that as you approach your June 12, 2015 rider anniversary, you wish to make an elective GMAB Step-Up because your Contract Value has increased since the rider date. Assume that you provide notice more than seven days prior to this anniversary of your request to step up and that you have not opted out of the GMWB step-ups.

  Assume that on June 12, 2015 that Contract Value is $170,000. Since you have elected a GMAB step-up, your GMAB Benefit Base is increased to $170,000 and you begin a new GMAB Waiting Period.

  Assume that you make an additional premium payment of $10,000 on August 24, 2015. Since this premium payment was made in the first rider year of the current GMAB Waiting Period, the GMAB Benefit Base is increased by the amount of the premium payment. Thus the GMAB Benefit Base is increased to $180,000

..  First Day Following the End of Each GMAB Waiting Period

  On the first day following the end of each GMAB Waiting Period, if the GMAB Benefit Base is less than the Contract Value, the GMAB Benefit Base will be set equal to the Contact Value, after all fees have been deducted.

..  Withdrawals from the Contract

  On the date of any withdrawal from the contract, the GMAB Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal.

  Example showing the effect of withdrawals on the GMAB Benefit Base

  Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

  Assume you make a withdrawal of $14,000 on September 7, 2015 and that your Contract Value on that date was $140,000. In this case, the reduction in Contract Value is 10% ($14,000 divided by $140,000), and accordingly, your GMAB Benefit Base is reduced by 10% to $90,000 ($100,000 * 10% = $10,000 and $100,000-$10,000 = $90,000).

Important Considerations Regarding These Events
If would like to obtain the GMAB component's benefit at the earliest possible date, you need to complete the initial GMAB Waiting Period (currently ten years). This means that: (1) your initial premium plus subsequent premium payments made in the first rider year is the amount that you wish to guarantee; and (2) you should not make subsequent premium payments after the first rider year or elect to step up your GMAB Benefit Base in the first ten rider years. Although making additional premium payments after the first rider year may reduce the benefit that could be paid at the end of the initial GMAB waiting period, they have the potential to increase the GMAB Benefit Base (elective GMAB Step-Up) and the GMWB Benefit Base. Work with your registered representative to determine what decision best suits your financial needs.

(ii) Guaranteed Minimum Withdrawal Benefit ("GMWB") Component
The rider's GMWB component provides for a lifetime and non-lifetime guaranteed minimum withdrawal benefit. On the rider date, you must choose between the single life option and the spousal life option and you cannot change your election. On the date the Contract Value is reduced to zero, you must choose between lifetime and non-lifetime payments.

The following terms are important to an understanding of this component.

"Annual Benefit Percentage" is a percentage we use to determine the Annual Benefit Amount. The Non-Lifetime Annual Benefit Percentage is currently 7%. For the Lifetime Annual Benefit Percentage, the percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the GMWB Benefit Eligibility Date (youngest Covered Person's 60/th/ birthday for the single life option or 65/th/ birthday for the spousal life option), this percentage is permanently set to 4% on the GMWB Benefit Eligibility Date (5% for riders issued prior to March 9, 2009).



                             Lifetime                                           Lifetime
     Single Life          Annual Benefit            Spousal Life             Annual Benefit
    Attained Age            Percentage              Attained Age               Percentage
-------------------------------------------------------------------------------------------------
        < 60                    0%                      <65                        0%
-------------------------------------------------------------------------------------------------
        60-74                   4%                     65-74                       4%
-------------------------------------------------------------------------------------------------
        75-84                   5%                     75-84                       5%
-------------------------------------------------------------------------------------------------
         85+                    6%                      85+                        6%
-------------------------------------------------------------------------------------------------



See your rider's specification page for percentages applicable prior to March 9, 2009.

"Covered Person(s)" means the person(s) whose life is used to determine the duration of lifetime payments. A Covered Person must be a natural person

  For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

  For the spousal life option, Covered Persons must be two legal spouses under federal law. If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered

  Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

"GMWB Benefit Base" is the amount established for the sole purpose of determining the Lifetime and Non-Lifetime Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, the Lifetime or Non-Lifetime Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero the Lifetime or Non-Lifetime Annual Benefit Amount is the amount we will pay to you each year.

On the rider date, the GMWB Benefit Base is equal to the initial premium. Thereafter, the GMWB Benefit Base is recalculated whenever certain triggering events occur. Generally speaking, assuming no withdrawals have been taken, the GMWB Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, the GMWB Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the GMWB Benefit Base below. Under no circumstances will the GMWB Benefit Base ever exceed a maximum amount. This maximum amount is the sum of 500% of the initial premium plus 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. We will reduce the GMWB Benefit Base for any withdrawals from the contract. The amount of the reduction depends on whether cumulative withdrawals in a rider year exceed the Non-Lifetime Annual Benefit Amount. If they do not exceed this amount, we will reduce the GMWB Benefit Base by the dollar amount of each withdrawal. If they do exceed the Non-Lifetime Annual Benefit Amount, we will reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by the amount of the withdrawal in excess of the Non-Lifetime Annual Benefit Amount.

"GMWB Benefit Eligibility Date" means the date your Lifetime Annual Benefit Amount becomes available to you.

  . For the single life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

  . For the spousal life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the GMWB Benefit Eligibility Date, we will reset the GMWB Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

The Non-Lifetime Annual Benefit Amount
The Non-Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Non-Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year without reducing your Non-Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and non-lifetime payments are elected, the Non-Lifetime Annual Benefit Amount represents the annual amount we will pay you until the GMWB Benefit Base is reduced to zero.

On the rider date, the Non-Lifetime Annual Benefit Amount is equal to a percentage of the GMWB Benefit Base. We call this percentage the "Non-Lifetime Annual Benefit Percentage". The percentage for your rider is shown on the rider specification page and is currently 7%. We may change this percentage in the future and this change would affect riders issued beginning on the date we make the change. After the rider date, the Non-Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Non-Lifetime Annual Benefit Amount .. GMWB Automatic Step-Ups or GMWB Roll-Ups

  Each year when a GMWB automatic step-up or GMWB roll-up occurs, the Non-Lifetime Annual Benefit Amount will be equal to the greater of the Non-Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Non-Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any step-up or roll-up calculation.

..  Premium Payments Received After the Rider Date

  If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Non-Lifetime Annual Benefit Amount on the date we apply premium payments. The amount of this increase is determined by multiplying the Non-Lifetime Annual Benefit Percentage by the amount of the premium payment. However, if you then take withdrawals from the contract in excess of the Non-Lifetime Annual Benefit Amount, we will reduce the Non-Lifetime Annual Benefit Amount as described in "Taking Withdrawals" below.

  If any withdrawals have been made from the contract on or prior to our receipt of an additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

..  Taking Withdrawals

  The following section describes how taking withdrawals will impact the Non-Lifetime Annual Benefit Amount. The Non-Lifetime Annual Benefit Amount may be the only benefit amount available to you under the GMWB component unless you have reached the GMWB Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect.

  . Taking withdrawals from the contract may impact the Non-Lifetime Annual Benefit Amount depending on whether they exceed the Non-Lifetime Annual Benefit

    Amount. If cumulative withdrawals in any rider year do not exceed the Non-Lifetime Annual Benefit Amount in that year, the Non-Lifetime Annual Benefit Amount will not be reduced.

  . If a withdrawal causes the cumulative withdrawals in any rider year to exceed the Non-Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Non-Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered Non-Lifetime excess withdrawals. Each non-lifetime excess withdrawal will reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the non-lifetime excess withdrawal.

  . You should know that, currently, withdrawals taken at any time to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Non-Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

     For IRA and qualified plan contracts, cumulative withdrawals during a rider year will be considered non-lifetime excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

   (a) =the current Non-Lifetime Annual Benefit Amount;

   (b) =the RMD for the 1st calendar year during the rider year; and

   (c) =the RMD for the 2nd calendar year during the same rider year.

     Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract's free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

The Lifetime Annual Benefit Amount
  The Lifetime Annual Benefit Amount is not available until you reach the GMWB Benefit Eligibility Date which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect. Like the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year after the GMWB Benefit Eligibility Date without reducing your Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and lifetime payments are elected, the Lifetime Annual Benefit Amount represents the annual lifetime amount we will pay after the GMWB Benefit Eligibility Date.

  We first calculate the Lifetime Annual Benefit Amount on the later of the date of the first withdrawal and the GMWB Benefit Eligibility Date as described below. As a result, if you take a withdrawal before the GMWB Benefit Eligibility Date, we will calculate the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

..  Lifetime Annual Benefit Amount calculated on the GMWB Benefit Eligibility
   Date (withdrawal made prior to the GMWB Benefit Eligibility Date): the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage, as shown above, multiplied by the lesser of the GMWB Benefit Base and the Contract Value.

.. Lifetime Annual Benefit Amount calculated on the date of the first withdrawal following the GMWB Benefit Eligibility Date: the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any GMWB step-up or roll-up calculations.

  The Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Lifetime Annual Benefit Amount .. GMWB Automatic Step-Up

  Each year when a GMWB Automatic Step-Up occurs, the Lifetime Annual Benefit Amount will be equal to the greater of the Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after the step-up calculation.

..  Taking Withdrawals

  The following section describes how taking withdrawals after the GMWB Benefit Eligibility Date affects the Lifetime Annual Benefit Amount after it is first calculated. Whether withdrawals will change the Lifetime Annual Benefit Amount depends on whether they exceed the Lifetime Annual Benefit Amount.

  . If cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date do not exceed the Lifetime Annual Benefit Amount in that year, the Lifetime Annual Benefit Amount will not be reduced.

  . If a withdrawal causes the cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date to exceed the Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Lifetime Annual

    Benefit Amount and any subsequent withdrawals in that rider year are all considered lifetime excess withdrawals. Each lifetime excess withdrawal will reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the lifetime excess withdrawal.

  . You should know that, currently, withdrawals taken after the GMWB Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered lifetime excess withdrawals and reduce the Lifetime Annual Benefit Amount as described below.

     For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the GMWB Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

   (a) =the current Lifetime Annual Benefit Amount;

   (b) =the RMD for the 1st calendar year during the rider year; and

   (c) =the RMD for the 2nd calendar year during the same rider year.

  Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract's free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Events causing recalculation of the GMWB Benefit Base

..  Premium Payments Received After the Rider Date

  If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the GMWB Benefit Base. The GMWB Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract, we will reduce the GMWB Benefit Base as described in "Taking Withdrawals" below. If any withdrawal has been made from the contract on or prior to our receipt of additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

..  Roll-up Feature

  The GMWB roll-up feature allows for an increase, or "roll-up," in the GMWB Benefit Base during a specified period of time, called the GMWB roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the GMWB roll-up period continues until the 10/th/ rider anniversary following the later of the rider date and the last rider anniversary on which a GMWB automatic step-up, described below, occurs. In no event can the GMWB roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in GMWB Benefit Base resulting from the roll-up is based upon a comparison of the following three values on each rider anniversary: (i) Contract Value, (ii) GMWB Benefit Base, and (iii) the sum of the GMWB Benefit Base on the prior rider anniversary plus the roll-up amount for the prior rider year, plus subsequent premium payments received during the prior rider year. For calculation of the increase in GMWB Benefit Base provided by the roll-up feature, "subsequent premium payments" means premiums received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the GMWB Benefit Base after the most recent prior automatic step-up or, for the roll-up at the end of first rider year or if there were no prior automatic step-ups, the GMWB Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%.

  If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating GMWB Benefit Base on the rider anniversary at or following the end of the GMWB roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the GMWB Benefit Base on the rider date plus subsequent premium received in the first rider year.

  The recalculation of the GMWB Benefit Base under the various situations that can exist at the end of the GMWB roll-up period is described below.

..  Each Rider Anniversary During the GMWB Roll-Up Period

  On each rider anniversary, if no withdrawals have been made, the re-calculated GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

  . the Contract Value then in effect, (after all fees have been deducted, and provided the GMWB automatic step-up feature has not been suspended);

  . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 Example 1
   Assume that you have reached your first rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base on your rider's effective date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $105,000

   .  Sum of (i) and (ii) = $106,500

      (i)GMWB Benefit Base on prior rider anniversary = $100,000

     (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

  Your GMWB Benefit Base will be $106,500.

 Example 2
   Assume that you have reached the second rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base as of the last rider anniversary was $108,000 due to a GMWB automatic step-up, your contract value is $110,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     Contract Value = $110,000

     Sum of (i) and (ii) = $115,020

     (i)GMWB Benefit Base on prior rider anniversary = $108,000

    (ii)Roll-Up Amount for prior rider year = $108,000 X 6.5% = $7,020

   Your GMWB Benefit Base will be $115,020.

 Example 3
   Assume that you have reached the fourth rider anniversary and have not made any withdrawals. Assume further that your GMWB Benefit Base as of the last rider anniversary was $119,500, there have been no prior GMWB automatic step-ups, your contract value is $115,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     Contract Value = $115,000

     Sum of (i) and (ii) = $126,000

     (i)GMWB Benefit Base on prior rider anniversary = $119,500

    (ii)Roll-Up Amount for prior rider year = $100,000 X 6.5% = $6,500

  Your GMWB Benefit Base will be $126,000.

..  The Rider Anniversary Following the End of the GMWB Roll-Up Period when
   (1) the youngest Covered Person has not yet attained age 70 and (2) the youngest Covered Person has attained age 70.

  If the GMWB roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the GMWB Benefit Base on the rider anniversary following the end of the GMWB roll-up period. The amount of the re-calculated GMWB Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70. For each situation, the recalculated Benefit Base is determined as described below.

     1. Assuming the youngest Covered Person has not yet attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

       . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and
          (ii) the roll-up amount for the prior rider year, if any.

 Example
   Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your contract has never had an automatic step-up, your GMWB Benefit Base as of your prior rider anniversary was $158,500, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $105,000

   .  Sum of (i) and (ii) = $165,000

     (i)GMWB Benefit Base on prior rider anniversary = $158,500

    (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your GMWB Benefit Base will be $165,000.

2.Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

  . the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

  .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
     (i) the GMWB Benefit Base on the rider date, plus (ii) all subsequent premium payments received during the first rider year;

  . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 Example
   Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that your contract has never had a GMWB automatic step-up, your GMWB Benefit Base as of your prior rider anniversary was $158,500, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

   .  Contract Value = $105,000

   .  200% x Sum of (i) and (ii) = $200,000

      (i)GMWB Benefit Base on the rider date = $100,000

     (ii)Subsequent premium payments = $0

   .  Sum of (i) and (ii) = $165,000

      (i)GMWB Benefit Base on prior rider anniversary = $158,500

     (ii)Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

   Your GMWB Benefit Base will be $200,000

..  Rider Anniversary Next Following Youngest Covered Person's 70/th/ Birthday
   Occurring After the Rider Anniversary Immediately Following the End of the GMWB Roll-Up Period

  Assuming no withdrawals have been taken and the youngest Covered Person attains age 70 after the rider anniversary immediately following the end of the roll-up period, then on the next rider anniversary following the date the youngest Covered Person attains age 70, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

  . the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature has not been suspended);

  . the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

  . the Benefit Base Multiplier, currently 200%, multiplied by sum of the GMWB Benefit Base on the rider date plus all subsequent premium payments received during the first rider year.

 Example
   Assume that you reached the rider anniversary following the end of the GMWB roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your GMWB Benefit Base on the prior rider anniversary was $180,000, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the GMWB automatic step-up has not been suspended.

   Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

   .  Contract Value = $105,000

   .  GMWB Benefit Base on prior rider anniversary = $180,000

   .  200% x Sum of (i) and (ii) = $200,000

      (i)GMWB Benefit Base on the rider date = $100,000

     (ii)Subsequent premium payments = $0

   Your GMWB Benefit Base will be $200,000.

..  Each Rider Anniversary After the Earlier of the First Withdrawal and the
   Rider Anniversary Following the End of the GMWB Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70/th/ birthday after the end of the GMWB Roll-Up Period)

  On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the GMWB roll-up period, we will re-calculate the GMWB Benefit Base. The GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended, in which case, it will be set to the second of the two values described below:

  . the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature, described below, has not been suspended); and

  . the GMWB Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

 Example
   Assume that you are out of the GMWB roll-up period. Assume further, your GMWB Benefit Base on the prior rider anniversary is $106,500, your Contract Value is $110,000 and the GMWB automatic step-up has not been suspended. Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

   .  Contract Value = $110,000

   .  GMWB Benefit Base on prior rider anniversary = $106,500

   Your GMWB Benefit Base will be $110,000.

..  GMWB Automatic Step-Up Feature

  The GMWB component of Phoenix Retirement Protector includes an automatic step-up feature. Like the GMWB roll-up feature, the GMWB automatic step-up feature allows for an increase in the GMWB Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the GMWB Benefit Base then in effect; that is, the GMWB Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such GMWB Benefit Base, we will automatically increase, or "step-up" the GMWB Benefit Base to equal the Contract Value. You should know that the fee percentage for the rider may be increased if we step-up the GMWB Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the GMWB Benefit Base. You can decline the increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the GMWB automatic step-up will not occur, and the automatic GMWB step-up feature will be suspended immediately and GMAB step-ups provided under the GMAB component of the rider cannot be elected. If you decline a GMWB automatic step-up in the GMWB Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic GMWB step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

..  Taking Withdrawals

  The GMWB Benefit Base is reduced for all withdrawals regardless of whether they occur before or after the GMWB Benefit Eligibility Date. The amount by which the GMWB Benefit Base is reduced for withdrawals depends on whether and by how much the withdrawals taken in a rider year exceed the Non-Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year that do not exceed the Non-Lifetime Annual Benefit Amount reduce the GMWB Benefit Base by the amount of the withdrawals. Cumulative withdrawals in any rider year that exceed the Non-Lifetime Annual Benefit Amount (Non-Lifetime excess withdrawals) reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by Non-Lifetime excess withdrawal.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value is greater than zero
  Each year when the Contract Value is greater than zero, you may take withdrawals equal to the Lifetime Annual Benefit Amount so long as you have reached the GMWB Benefit Eligibility Date. You may take withdrawals equal to the Non-Lifetime Annual Benefit Amount then in effect at any time when the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments of a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value goes to zero
  If, when the Contract Value goes to zero, the GMWB Benefit Base is greater than zero, you must choose between receiving non-lifetime and lifetime monthly payments. The Lifetime Annual Benefit Amount is not available to you before the GMWB Benefit Eligibility Date.

  We may, at our discretion, permit or require other payment frequencies subject only to our minimum amount per payment requirement.

  .  Non-Lifetime Payments

     If the GMWB Benefit Base is greater than zero you may choose to receive monthly non-lifetime payments. The non-lifetime payments will be equal to one twelfth of Non-Lifetime Annual Benefit Amount. Payments will begin one month after the Contract Value is reduced to zero and will end when the GMWB Benefit Base is reduced to zero. The GMWB Benefit Base is reduced by each non-lifetime payment.

  .  Lifetime Payments

     If the GMWB Benefit Base is greater than zero, you may choose to receive monthly lifetime payments. The lifetime benefit payments will be equal to one twelfth of Lifetime Annual Benefit Amount. Payments will begin one month following later of the date the Contract Value goes to zero and the GMWB Benefit Eligibility Date. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option.

Maximum Maturity Date Benefit
  If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Lifetime Annual Benefit Amount or non-lifetime payments equal to the Non-Lifetime Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period"

(iii) Optional Guaranteed Minimum Death Benefit ("GMDB") Component
  The GMDB component of the Phoenix Retirement Protector rider is optional. The GMDB component guarantees a minimum death benefit if the GMDB Benefit Base, which is the same as the GMWB Benefit Base prior to the GMDB Maximum Age, is greater than the death benefit payable under the contract when any Covered Person dies prior to the earliest of the following dates:

   1. the maturity date of the contract,

   2. the date the Contract Value is reduced to zero,

   3. the rider anniversary following the date the oldest Covered Person attains a particular age specified in rider. We call this the GMDB Maximum Age. Currently, this age is 85.

  If the GMDB Benefit Base is greater than the death benefit payable under the contract, this optional GMDB guarantees an additional death benefit amount. This guaranteed amount is the difference between the contract's death benefit and the GMDB Benefit Base. You should know that this optional component does not provide any value once the Contract Value goes to zero or the oldest Covered Person attains age the GMDB Maximum Age.

  Sample calculation showing the value of the GMDB component before and after the GMDB Maximum Age

  Death Prior to Age 85

  Assume you die prior to attaining age 85. Assume the death benefit available under your contract is equal $125,000 on the date of death. Further assume that the GMDB Benefit Base is equal to $130,000 on the date of death. The optional GMDB will pay you an additional death benefit amount equal to $5,000.

  Death After Age 85

  Assume you die after attaining age 85. Assume the death benefit available under your contract is equal $95,000 on the date of death. The GMDB Death Benefit Base is equal to your contract value or $80,000 on the date of death. The optional GMDB will not pay you an additional death benefit amount. You will receive the $95,000 death benefit available under your base contract.

Termination of Phoenix Retirement Protector Rider
  The rider will terminate without value on the date the first of any of the following events occur:

  .  any Covered Person is changed;

  . annuity payments begin under an annuity payment option as described in the base contract;

  .  the contract, to which the rider is attached, terminates;

  .  the owner elects to terminate the rider;

  . when any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

  .  the Contract Value and GMWB Benefit Base are both reduced to zero;

  . if the Contract Value has been reduced to zero and lifetime payments have been elected, if any Covered Person under the Single Life Option, or the surviving Covered Person under the Spousal Life Option dies;

  .  you assign any rights or interest in this rider.

  Once the rider is terminated, it cannot be reinstated.

Special Risks Associated with Withdrawals
The following chart demonstrates special risks associated with taking withdrawals when the Phoenix Retirement Protector Rider is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the GMWB Benefit Base. When the Contract Value is reduced to zero, non-lifetime or lifetime payments (whichever selected) will begin and withdrawals are no longer allowed from the contract.



                                                                                                       Permitted    Excess
Scenario                                                                               No Withdrawals Withdrawals Withdrawals
--------                                                                               -------------- ----------- -----------
Automatic Contract Value reduction....................................................                     X           X

Reduction to GMWB Benefit Base and GMAB Benefit Base..................................                     X           X

Reduction to current Non-Lifetime Annual Benefit Amount...............................                                 X

Reduction to current Lifetime Annual Benefit Amount...................................                                 X

Gives you the highest potential Annual Benefit Amount available under the rider/1/....       X

Cancels your ability to have subsequent premium payments automatically increase the
  GMWB Benefit Base...................................................................                     X           X

Cancels your ability to "roll-up" and increase your GMWB Benefit Base.................                     X           X

Reduces the likelihood of a GMWB automatic step-up/2/.................................                     X           X

Premium payments increase the GMWB Benefit Base.......................................       X

Potential to terminate the rider without value if reduces the Contract Value to zero..                                 X

Permanently sets the Lifetime Annual Benefit Percentage...............................                     X           X

Permanently sets the Lifetime and Non-Lifetime Annual Benefit Amounts if the Contract
  Value is reduced to zero and the GMWB Benefit Base is greater than zero.............                     X

Potential surrender charges...........................................................                                 X

Potential premium taxes and/or federal income tax consequences........................                     X           X



/1/ The potential Annual Benefit Amount is greatest if at the end of the GMWB roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/ In order to obtain a GMWB automatic step-up, your Contract Value must be greater than your GMWB Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

Surrender of Contract and Withdrawals
  If the owner is living, amounts held under the contract may be withdrawn in whole or in part prior to the maturity date, or after the maturity date under Variable Annuity Payment Options K or L. Prior to the maturity date, you may withdraw up to 10% of the contract value in a contract year, either in a lump sum or by multiple scheduled or unscheduled partial withdrawals, without the imposition of a surrender charge. During the first contract year, the 10% withdrawal without a surrender charge will be determined based on the contract value at the time of the first partial withdrawal. In all subsequent years, the 10% will be based on the previous contract anniversary value. A signed written request for withdrawal must be sent to our Annuity Operations Division. If you have not yet reached age 59/ 1//2, a 10% penalty tax may apply on taxable income withdrawn. See "Federal Income Taxes."

  The appropriate number of accumulation units of a investment option will be redeemed at their value next determined after the receipt by our Annuity Operations Division of a written notice in a form satisfactory to us. Accumulation units redeemed in a partial withdrawal from multiple investment options will be redeemed on a pro rata basis unless you designate otherwise. Contract values in the GIA or MVA will also be withdrawn on a pro rata basis unless you designate otherwise. Withdrawals from the MVA may be subject to the market value adjustment. See the MVA prospectus. The resulting cash payment will be made in a single sum, ordinarily within seven days after receipt of such notice. However, redemption and payment may be delayed under certain circumstances. See "Payment Deferral." There may be adverse tax consequences to certain surrenders and partial withdrawals. See "Surrenders or Withdrawals Prior to the Contract Maturity Date." Certain restrictions on redemptions are imposed on contracts used in connection with Internal Revenue Code
Section 403(b) plans. Although loans are available under 403(b) plans only, certain limitations may apply. See "Qualified Plans--Tax Sheltered Annuities." A deduction for surrender charges may be imposed on partial withdrawals from, and complete surrender of, a contract. See "Surrender Charges." Any surrender charge imposed is deducted from amounts withdrawn. The surrender charge is calculated on a first-in, first-out basis. In other words, we calculate your surrender charge by assuming your withdrawal is applied to premium payments in the order your premium payments were received.

  Requests for partial withdrawals or full surrenders should be mailed to our Annuity Operations Division.

Contract Termination
  The contract will terminate without value, if on any valuation the contract value is zero. PHL Variable will notify you in writing that the contract has terminated.

Payment Upon Death Before Maturity Date

When is the Death Benefit Payable?
  A death benefit is payable when the owner (or primary annuitant when the contract is owned by a non-natural person) dies. If there is more than one owner, a death benefit is payable upon the first owner to die.

Who Receives Payment?

..  Death of an Owner/Annuitant
  If the owner/annuitant dies before the contract maturity date, the death benefit will be paid to the owner/annuitant's beneficiary. If the spouse is the named contract beneficiary, see "Spousal Beneficiary Contract Continuance."

..  Death of an Owner--Multiple Owners
  If one of the owners dies prior to the maturity date, the death benefit will be paid to the surviving owner(s), if any, who will be deemed to be the designated beneficiary(s).

..  Death of an Annuitant who is not the Owner
  If the owner and the annuitant are not the same individual and the annuitant dies prior to the maturity date, the owner becomes the annuitant and the contract continues, unless the owner appoints a new annuitant. If a joint annuitant dies prior to the maturity date, the owner may appoint a new joint annuitant. The death of an annuitant or joint annuitant will not cause the death benefit to be paid.

..  Death of Owner who is not the Annuitant
  If the owner who is not the annuitant dies before the contract maturity date, the death benefit will be paid under the contract to the owner's beneficiary, unless the beneficiary is the spouse. The survival of the annuitant does not affect this payment. If the spouse is the beneficiary, see "Spousal Beneficiary Contract Continuance."

..  Spousal Beneficiary Contract Continuance
  If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the beneficiary, the spousal beneficiary can continue the contract as the owner.

..  Ownership of the Contract by a Non-Natural Person
  If the owner is not an individual, the death of the primary annuitant is treated as the death of the owner. If the owner/annuitant or owner non-annuitant dies and the spouse of the owner is the beneficiary, the spousal beneficiary can continue the contract as the contract owner.

What is the Death Benefit Amount?
  The owner shall elect any of the available death benefit options at the time of the initial premium payment. If no option is elected, Death Benefit Option 1 will apply. If we grant your request to change ownership, Death Benefit Option 1 shall apply, unless we agree otherwise.

..  Death Benefit Option 1--Return of Premium
  Upon the death of the owner (or if there is more than one owner, on the death of the owner who dies first), the death benefit is the greater of:

     a) the sum of all of premium payments, less adjusted partial withdrawals (as defined below); or
     b) the contract value on the claim date.

..  Death Benefit Option 2--Annual Step-up
  This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue.

  Upon the death of the owner who has not attained age 80, the death benefit is the greatest of:

     a) the sum of all premium payments, less adjusted partial withdrawals (as defined below); or
     b) the contract value on the claim date; or
     c) the annual step-up amount (as defined below).

  Upon the death of the owner who has attained age 80, the death benefit is the greater of:

     a) the death benefit amount in effect at the end of the contract year prior to the owner attaining age 80, plus the sum of all premium payments less adjusted partial withdrawals (as defined below) made since the end of the contract year prior to the owner reaching age 80; or
     b) the contract value on the claim date.

  If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 2, the death benefit will be calculated using the surviving spouse's attained age.

  Adjusted Partial Withdrawals: The result of multiplying the ratio of the partial withdrawal to the contract value and the death benefit (prior to the withdrawal) on the withdrawal date.

  Annual Step-up Amount: In the first contract year the step-up amount is equal to 100% of premium payments less adjusted partial withdrawals. After that, in any following contract year the step-up amount equals the greater of (1) the step-up amount at the end of the prior contract year, plus any premium payments made since the end of the prior contract year, less any adjusted partial withdrawals made since the end of the prior year; or (2) the contract value.

..  Death Benefit Option 3--Relief Amount
  The availability of this option is subject to state approval. Additionally, this death benefit option was not available after May 1, 2007.

  This death benefit is based on the age of the owner. If there is more than one owner, it is based upon the age of the eldest owner at issue. This option is available only for owners less than age 76 on the contract date.

  Upon the death of the owner who has not attained age 70 on the contract date, the death benefit is the greater of:

     a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or
     b) the contract value on the claim date plus 40% of the relief amount (as defined below).

  Upon death of the owner who has attained age 70, but is less than 76 on the contract date, the death benefit is the greater of:

     a) the sum of all of premium payments, less adjusted partial withdrawals (as defined above); or
     b) the contract value on the claim date plus 25% of the relief amount (as defined below).

  If the owner is not an individual, the age of the primary annuitant will be used to calculate the death benefit amount. If the spouse elects to continue the contract under Death Benefit Option 3, we will calculate the death benefit using the surviving spouse's attained age as of the date we continue the contract.

Accumulation Enhancement
  Death Benefit Option 3 includes an accumulation enhancement. This enhancement provides monetary assistance during confinement in an assisted care living facility or nursing home if the following conditions are met:

  . 120 consecutive days of confinement prior to the maturity date, after the first contract year; and

  .  the 120 days must occur prior to the owner attaining age 91.

The enhancement provides:

  . that we will pay 40% of the relief amount (if the owner has not attained age 70 on the contract date) or 25% of the relief amount (if the owner is between the ages of 70-75 on the contract date);

  . that the amount we pay under this enhancement will not be paid in a lump sum but will be credited to the contract value over a period of 50 months, in the amount of 2% per month, while the owner is alive;

  . that even if the owner is dismissed from the facility/ nursing home prior to the 50 months expiring, we will continue to increase the contract value for 50 months;

  . that the maximum amount we will pay under this enhancement (and all similar enhancements issued by us or an affiliated company) for the owner is $750,000; and

  . this benefit is separate from the relief amount that is calculated at death.

The monthly benefit payments will be added to the contract value according to the current allocation schedule on file. The owner can remove the payments from the contract value via partial withdrawals and surrender charges will be waived.

Relief Amount: the relief amount is equal to the contract value less modified premium payments not to exceed the following maximum amount:

  . When the age of the eldest owner on the contract date is less than 70, the maximum relief amount equals 200% multiplied by:

     1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

     2) the sum of premium payments (made during the prior 12 months of the death benefit calculation date) minus

     3) the sum of monthly benefits (as defined below) credited to the contract value.

  . When the eldest owner on the Contract Date has attained age 70 but has not attained age 75, the maximum relief amount equals 100% multiplied by:

     1) the sum of modified premium payments (made prior to the date of the death benefit calculation) minus

     2) the sum of premium payments (made during the 12 months prior to the death benefit calculation date) minus

     3) the sum of monthly benefits (as defined below) credited to the contract value.

  Modified Premium Payments: equals the sum of all premium payments plus monthly benefits (as defined below), if any, minus the amount that each partial withdrawal exceeds the difference between the contract value and the modified premium payments prior the partial withdrawal. If there are no partial withdrawals or the partial withdrawal does not exceed the difference, the value is zero.

  Monthly Benefit: is the monthly amount credited to the contract value when a claim under the Accumulation Enhancement is being paid.

  Death benefit proceeds will be payable in a single lump sum and you should know that we offer the Phoenix Concierge Account ("PCA") as the default method of payment for all death claims greater or equal to $5,000 when the beneficiary is an individual, trust or estate. The PCA is generally not offered to corporations or similar entities. The PCA is an interest bearing checking account that is made available to beneficiaries in lieu of a single check. A beneficiary may opt out of the PCA and may elect one of the payment options described below, or another option we are then offering for this contract before payment of the death proceeds.

  The PCA is not insured by the FDIC, NSUSIF, or any other state or federal agency which insures deposits. The guarantee of principal is based on the claims-paying ability of the company. Also, if the recipient chooses, death benefit proceeds will be payable in the form of an annuity option. Any such annuity option is subject to all restrictions (including minimum amount requirements) as are other annuities under this contract. In addition, there may be legal requirements that limit the recipient's annuity options and the timing of payments. See "Distributions at Death" under "Federal Income Taxes." A recipient should consult a qualified tax adviser before electing to receive an annuity.

  Depending upon state law, the amounts paid to the owner may avoid probate and the death benefit may be reduced by any tax due. For more information, see "Tax" and "Distribution at Death" under "Federal Income Taxes."

  We reserve the right to discontinue offering any one of the available death benefit options in the future.

  If you are the beneficiary of a deceased Owner's Contract and are utilizing this Contract as an Inherited/Stretch Annuity, only the Return of Premium death benefit is available to you.

Internet, Interactive Voice Response and Telephone Transfers
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  You may transfer your contract value among the available investment options and make changes to your premium payment allocations by Internet, Interactive Voice Response ("IVR") or telephone. The Company may discontinue any of these options and may provide other options at any time.

  PHL Variable and Phoenix Equity Planning Corporation ("PEPCO"), our national distributor, will use reasonable procedures to confirm that transfer instructions are genuine. We require verification of account information and will record telephone instructions on tape. You will receive written confirmation of all transfers. PHL Variable and PEPCO may be liable for following unauthorized instructions if we fail to follow our established security procedures. However, you will bear the risk of a loss resulting from instructions entered by an unauthorized third party that PHL Variable and PEPCO reasonably believe to be genuine.

  We may modify or terminate your transfer and allocation privileges at any time. You may find it difficult to exercise these privileges during times of extreme market volatility. In such a case, you should submit your request in writing.

  Prior to the Maturity Date of your contract, you may elect to transfer all or any part of the contract value among one or more investment options, the GIA or MVA subject to the limitations established for the GIA and MVA. A transfer from a investment option will result in the redemption of accumulation units and, if another investment option is selected, in the purchase of accumulation units. The exchange will be based on the values of the accumulation units next determined after the receipt by our Annuity Operations Division of notice of election in a form satisfactory to us. A transfer among investment options, the GIA or MVA does not automatically change the payment allocation schedule of your contract.

  You may also request transfers and changes in payment allocations among available investment option, the GIA or MVA by calling us at 800/541-0171 between the hours of 8:30 a.m. and 4:00 p.m. Eastern Time on any valuation date, or by writing to the address listed on the first page of this prospectus. You may permit your registered representative to submit transfer requests on your behalf. We will employ reasonable procedures to confirm that transfer instructions are genuine. We will require verification of account information and will record telephone instructions on tape. All transfer and allocation changes will be confirmed in writing to you. To the extent that procedures reasonably designed to prevent unauthorized transfers are not followed, we may be liable for following transfer instructions for transfers that prove to be fraudulent. However, you will bear the risk of loss resulting from instructions entered by an unauthorized third party we reasonably believe to be genuine. These transfer and allocation change privileges may be modified or terminated at any time on a case by case basis. In particular, during times of extreme market volatility, transfer privileges may be difficult to exercise. In such cases you should submit written instructions.

  Unless we otherwise agree or unless the Dollar Cost Averaging Program has been elected, (see below), you may make only one transfer per contract year from the GIA. Nonsystematic transfers from the GIA and MVA will be made on the date of receipt by our Annuity Operations Division except as you may otherwise request. For nonsystematic transfers, the amount that may be transferred from the GIA at any one time cannot exceed the greater of $1,000 or 25% of the contract value in the GIA at the time of transfer. For nonsystematic transfers from the MVA, the market value adjustment may be applied. See the MVA prospectus for more information.

  No surrender charge will be assessed when a transfer is made. The date a premium payment was originally credited for the purpose of calculating the surrender charge will remain the same. Currently, 12 transfers are permitted from the investment options and one transfer from the GIA; however, we reserve the right to change our policy to limit the number of transfers made during each contract year if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other contract owners. There are additional restrictions on transfers from the GIA as described above and in the section titled, "GIA." See the MVA prospectus for information regarding transfers from the MVA.

  For contracts issued on or after March 31, 2003, transfers to the GIA are not permitted during the first contract year. After the first Contract Year, a transfer into the GIA will not be permitted if such transfer would cause the percentage of the Contract Value in the GIA to exceed the Maximum GIA Percentage shown on the schedule page.

Market Timing and Other Disruptive Trading
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  We discourage market timing activity, frequent transfers of contract value among investment options and other activity determined to be "Disruptive Trading", as described below. Your ability to make transfers among investment options under the contract is subject to modification if we determine, in our sole opinion, that your exercise of the transfer privilege constitutes "Disruptive Trading" that may disadvantage or potentially harm the rights or interests of other contract owners.

  "Disruptive Trading" includes, but is not limited to: frequent purchases, redemptions and transfers; transfers into and then out of an investment option in a short period of time; and transfers of large amounts at one time. The risks and harmful effects of Disruptive Trading include:

.. dilution of the interests of long-term investors in a investment option, if market timers or others transfer into or out of the investment option rapidly in order to take advantage of market price fluctuations;

.. an adverse affect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the underlying fund to maintain a higher level of cash than would otherwise be the case, or causing the underlying fund to liquidate investments prematurely; and

..  increased brokerage and administrative expenses.

  To protect our contract owners and the underlying funds from Disruptive Trading, we have adopted certain policies and procedures.

  Under our Disruptive Trading policy, we can modify your transfer privileges for some or all of the investment options. Modifications include, but are not limited to, not accepting a transfer request from you or from any person, asset allocation service, and/or market timing service made on your behalf. We may also limit the amount that may be transferred into or out of any investment option at any one time. Unless prohibited by the terms of your contract, we may (but are not obligated to):

.. limit the dollar amount and frequency of transfers (e.g., prohibit more than one transfer a week, or more than two a month, etc.),

.. restrict the method of making a transfer (e.g., require that all transfers into a particular investment option be sent to our Service Center by first class U.S. mail and/or rescind telephone, internet, IVR or fax transfer privileges),

.. require a holding period for some investment options (e.g., prohibit transfers into a particular investment option within a specified period of time after a transfer out of that investment option),

.. impose redemption fees on short-term trading (or implement and administer redemption fees imposed by one or more of the underlying funds), or

..  impose other limitations or restrictions.

  Currently we attempt to detect Disruptive Trading by monitoring both the dollar amount of individual transfers and the frequency of a contract owner's transfers. With respect to both dollar amount and frequency, we may consider an individual transfer alone or when combined with transfers from other policies owned by or under the control or influence of the same individual or entity. We currently review transfer activity on a regular basis. We also consider any concerns brought to our attention by the managers of the underlying funds. We may change our monitoring procedures at any time without notice.

  Because we reserve discretion in applying these policies, they may not be applied uniformly. However, we will to the best of our ability apply these policies uniformly. Consequently, there is a risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

  Currently we attempt to detect Disruptive Trading by monitoring activity for all policies. Possible Disruptive Trading activity may result in our sending a warning letter advising the owner of our concern. Regardless of whether a warning letter is sent, once we determine that Disruptive Trading activity has occurred, we may revoke the owner's right to make Internet and IVR transfers. We will notify contract owners in writing (by mail to their address of record on file with us) if we limit their trading.

  We have adopted these policies and procedures as a preventative measure to protect all contract owners from the potential affects of Disruptive Trading, while recognizing the need for contract holders to have available reasonable and convenient methods of making transfers that do not have the potential to harm other contract owners.

  We currently do not make any exceptions to the policies and procedures discussed above to detect and deter Disruptive Trading. We may reinstate Internet, IVR, telephone and fax transfer privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

  We cannot guarantee that our monitoring will be 100% successful in detecting and restricting all transfer activity that constitutes Disruptive Trading. Moreover, we cannot guarantee that revoking or limiting a contract owner's Internet, IVR, telephone and fax transfer privileges will successfully deter all Disruptive Trading. In addition, some of the underlying funds are available to insurance companies other than Phoenix and we do not know whether those other insurance companies have adopted any policies and procedures to detect and deter Disruptive Trading, or if so what those policies and procedures might be. Because we may not be able to detect or deter all Disruptive Trading and because some of these funds are available through other insurance companies, some contract owners may be treated differently than others, resulting in the risk that some contract owners could engage in Disruptive Trading while others will bear the effects of their activity.

  In addition, orders for the purchase of underlying fund shares are subject to acceptance by the relevant fund. Phoenix has entered into information sharing agreements with the underlying funds of this variable product as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to provide information to the underlying funds so that they can monitor, warn, and restrict policyholders who may be engaging in disruptive trading practices as determined by the underlying funds. We reserve the right to reject, without prior notice, any transfer request into any investment option if the purchase of shares in the corresponding underlying fund is not accepted for any reason. We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement.

  We do not include transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Rebalancing or other similar programs when applying our Disruptive Trading policy.

The Annuity Period
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  The annuity period begins after the accumulation period of the contract, when annuity payments are made to you.

Annuity Payments
  Annuity payments will begin on the contract's maturity date if the owner is alive and the contract is still in force. Beginning on the maturity date, investment in the Separate Account is continued unless a fixed payment annuity is selected. No surrender charge is taken. If you have not selected an annuity payment option by the maturity date, the default is Annuity Payment Option I--Variable Life Annuity with 10-Year Period Certain. For more information, see "Annuity Payment Options."

  If the amount to be applied on the maturity date is less than $2,000, we may pay such amount in one lump sum in lieu of providing an annuity. If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the total contract value on the date the initial annuity payment would be payable, or make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

  Your contract specifies a maturity date at the time of its issuance. However, you may subsequently elect a different maturity date. The maturity date may not be earlier than the first contract anniversary. The latest maturity date is the contract anniversary nearest the annuitant's 95/th/ birthday or ten years from the contract date, unless agreed otherwise. Generally, under qualified plans, the maturity date must be such that distributions begin no later than April 1/st/ of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity ("IRA").

  The maturity date election must be made by written notice and must be received by our Annuity Operations Division 30 days before the provisional maturity date. If you do not elect a maturity date, which is different from the provisional maturity date, the provisional maturity date becomes the maturity date. Particular care should be taken in electing the maturity date of a contract issued under a Tax Sheltered Annuity (TSA), a Keogh Plan or an IRA plan. For more information, see "Tax Sheltered Annuities," "Keogh Plans" and "Individual Retirement Annuities."

Annuity Payment Options
  Unless an alternative annuity payment option is elected on or before the maturity date, the amounts held under a contract on the maturity date will be applied to provide a Variable Life Annuity with 10-Year Period Certain (Option
I) as described below. Instead of Option I, you may, by sending a written request to our Annuity Operations Division on or before the maturity date of the contract, elect any of the other annuity payment options described below. After the first annuity payment, you may not change the elected annuity payment option. No surrender charge will be assessed under any annuity payment option, unless unscheduled withdrawals are made under Annuity Payment Options K or L. The MVA will apply to any amounts held in the MVA that we applied to any annuity payment option. See the MVA prospectus for more information.

  With the exception of the Fixed Annuity Payment Options and Annuity Payment Option L, each annuity payment will be based upon the value of the annuity units credited to the contract. The number of annuity units in each investment option to be credited is based on the value of the accumulation units in that investment option and the applicable annuity payment rate. The contract is issued with guaranteed minimum annuity payment rates, however, if the current rate is higher, we'll apply the higher rate. The annuity payment rate differs according to the annuity payment option selected and the age of the annuitant(s). The annuity payment rate is applied and will determine all annuity payments for the fixed annuity payment options and the first annuity payment for the variable annuity payment options. The value of the annuity units will vary with the investment performance of each investment option to which annuity units are credited.

  The initial annuity payment will be calculated based on an assumed investment return of 4/ 1//2% per year. This rate is a fulcrum return around which variable annuity payments will vary to reflect whether actual investment experience of the investment option is better or worse than the assumed investment return. The assumed investment return is set at the time of your first annuity payment. If investment performance is higher than the assumed investment return, your subsequent annuity payments will be larger than your first annuity payment. However, if investment performance is lower than the assumed investment rate, your subsequent annuity payments will be less than the first annuity payment. If the assumed and actual investment performances are the same, your annuity payments will be level. The assumed investment return and the calculation of variable annuity payments for a 10-year period certain variable payment life annuity and for Annuity Payment Options J and K described below are described in more detail in the contract and in the SAI.

  The level of annuity payments payable under the following options is based upon the option selected. In addition, such factors as the age at which annuity payments begin, the form of annuity, annuity payment rates, assumed investment rate (for variable annuity payments) and the frequency of annuity payments will affect the level of annuity payments. The longer the duration, and more frequent the payments, the lower the annuity payment amount. The assumed investment rate is 4.5%per year. We use this rate to determine the first annuity payment under Variable Annuity Payment Options I, J, K, M and N. Under Option L, we determine the amount of the annual distribution by dividing the amount of contract value as of the payment calculation date by the life expectancy of the annuitant or the joint life expectancy of the annuitant and joint annuitant at that time.

  We deduct a daily charge for mortality and expense risks and a daily administrative fee from contract values held in the investment options. Therefore, electing Option K will result in a deduction being made even though we assume no mortality risk under that option. For more information, see "Charges For Mortality and Expense Risks" and "Charges for Administrative Services."

  The following are descriptions of the annuity payment options available under a contract. These descriptions should allow you to understand the basic differences between the options, however, you should contact our Annuity Operations Division well in advance of the date you wish to elect an option to obtain estimates of annuity payments under each option.

Option A--Life Annuity with Specified Period
  A fixed payout annuity payable monthly while the annuitant is living or, if later, the end of the specified period certain. The period certain may be specified as 5, 10, or 20 years. The period certain must be specified at the time this option is elected.

Option B--Non-Refund Life Annuity
  A fixed payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Option C--[Reserved]

Option D--Joint and Survivor Life Annuity
  A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option E--Installment Refund Life Annuity
  A fixed payout annuity payable monthly while the annuitant is living. If the annuitant dies before the annuity payments made under this option total an amount which refunds the entire amount applied under this option, we will make a lump sum payment equal to the entire amount applied under this option less the sum of payments already made.

Option F--Joint and Survivor Life Annuity with 10-Year Period Certain
  A fixed payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date.

Option G--Payments for Specified Period
  A fixed payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary.

Option H--Payments of Specified Amount
  Equal income installments of a specified amount are paid until the principal sum remaining under this option from the amount applied is less than the amount of the installment. When that happens, the principal sum remaining will be paid as a final payment. The amount specified must provide for payments for a period of at least 5 years.

Option I--Variable Life Annuity with 10-Year Period Certain
  A variable payout annuity payable monthly while the annuitant is living or, if later, for 10 years. If the beneficiary of any death benefits payable under this contract elects this payment option, the period certain will equal the shorter of 10 years or the life expectancy of such beneficiary.

Option J--Joint Survivor Variable Life Annuity with 10-Year Period Certain
  A variable payout annuity payable monthly while either the annuitant or joint annuitant is living, or if later, the end of 10 years. You must designate the joint annuitant at the time you elect this option. The joint annuitant must be at least age 40 on the first payment calculation date. This option is not available for the payment of any death benefit under this contract.

Option K--Variable Annuity for a Specified Period
  A variable payout annuity payable monthly over a specified period of time. Payments continue whether the annuitant lives or dies. The specified period must be in whole numbers of years from 5 to 30, but cannot be greater than 100 minus the age of the annuitant. However, if the beneficiary of any death benefits payable under this contract elects this payment option, the period selected by the beneficiary may not extend beyond the life expectancy of such beneficiary. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the number of fixed annuity units in each investment option and affect the amount of future payments. For details, see "Variable Annuity Payments" and the "Calculation of Annuity Payments" in the SAI.

Option L--Variable Life Expectancy Annuity
  This option provides a variable income which is payable over the annuitant's annually recalculated life expectancy or the annually recalculated life expectancy of the annuitant and joint annuitant. This option also provides for unscheduled withdrawals. An unscheduled withdrawal will reduce the contract value and affect the amount of future payments. Upon the death of the annuitant (and joint annuitant, if applicable), any remaining contract value will be paid in a lump sum to the beneficiary.

Option M--Unit Refund Variable Life Annuity
  This option provides variable monthly payments as long as the annuitant lives. In the event of the death of the annuitant, the monthly payments will stop and the beneficiary will receive a lump sum payment equal to the value of the remaining annuity units. This value is equal to the sum of the number of remaining annuity units for each investment option multiplied by the current annuity unit value for that investment option. The number of remaining annuity units for each investment option will be calculated as follows:

1.the net amount in the investment option applied under this option on the first payment calculation date divided by the corresponding annuity unit value on that date, minus

2.the sum of the annuity units released from the investment option to make the payments under this option.

  You may not transfer any assets under Annuity Payment Option M, unless we agree otherwise.

Option N--Variable Non-Refund Life Annuity
  A variable payout annuity payable monthly while the annuitant is living. No monthly payment, death benefit or refund is payable after the death of the annuitant.

Other Options and Rates
  We may offer other annuity payment options at the time a contract reaches its maturity date. In addition, in the event that annuity payment rates for contracts are at that time more favorable than the applicable rates guaranteed under the contract, the then current settlement rates shall be used in determining the amount of any annuity payment under the Annuity Payment Options above.

Other Conditions
  Federal income tax requirements currently applicable to most qualified plans provide that the period of years guaranteed under joint and survivorship annuities with specified periods certain (see "Option F" and "Option J" above) cannot be any greater than the joint life expectancies of the payee and his or her spouse.

  Federal income tax requirements also provide that participants in regular or SIMPLE IRAs must begin minimum distributions by April 1 of the year following the year in which they attain age 70 1/2. Minimum distribution requirements do not apply to Roth IRAs. Distributions from qualified plans generally must begin by the later of actual retirement or April 1 of the year following the year participants attain age 70 1/2. Any required minimum distributions must be such that the full amount in the contract will be distributed over a period not greater than the participant's life expectancy or the combined life expectancy of the participant and his or her spouse or designated beneficiary. Distributions made under this method are generally referred to as Life Expectancy Distributions ("LEDs"). An LED program is available to participants in qualified plans or IRAs. Requests to elect this program must be made in writing.

  Under the LED program, regardless of contract year, amounts up to the required minimum distribution may be withdrawn without a deduction for surrender charges, even if the minimum distribution exceeds the 10% allowable amount. See "Surrender Charges." Any amounts withdrawn that have not been held under a contract for at least six years and are in excess of both the minimum distribution and the 10% free available amount will be subject to any applicable surrender charge.

  If the initial monthly annuity payment under an annuity payment option would be less than $20, we may make a single sum payment equal to the contract value on the date the initial annuity payment would be payable, in place of all other benefits provided by the contract, or, may make periodic annuity payments quarterly, semiannually or annually in place of monthly annuity payments.

  Currently, transfers between investment options are available for amounts allocated to any of the variable annuity payment options except Option M.

Payment Upon Death After Maturity Date
  If an owner dies on or after the maturity date and there is no surviving owner, any remaining certain period annuity payments will be paid to the beneficiary under the annuity payment option in effect on the date of death. Generally, payments may not be deferred or otherwise extended. (For information regarding the Inherited/Stretch Annuity feature of this Contract, see the section of this prospectus entitled "Inherited/Stretch Annuity Feature.) If there is a surviving owner, the payments continue as if there had been no death.

  If the annuitant and joint annuitant, if any, die and are survived by any owner(s), any remaining certain period annuity payments will be paid to such owner(s). Payments will continue under the annuity payment option in effect at the date of death and may not be deferred or otherwise extended.

Variable Account Valuation Procedures
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Valuation Date
  A valuation date is every day the New York Stock Exchange ("NYSE") is open for trading and we are open for business. However, transaction processing may be postponed for the following reasons:

1.the NYSE is closed or may have closed early;

2.the SEC has determined that a state of emergency exists; or

3.on days when a certain market is closed (e.g., the U.S. Government bond market is closed on Columbus Day and Veteran's Day).

  The NYSE Board of Directors reserves the right to change the NYSE schedule as conditions warrant. On each valuation date, the value of the Separate Account is determined at the close of the NYSE (usually 4:00 p.m. eastern time).

Valuation Period
  Valuation period is that period of time from the beginning of the day following a valuation date to the end of the next following valuation date.

Accumulation Unit Value
  The value of one accumulation unit was set at $1.000 on the date assets were first allocated to a investment option. The value of one accumulation unit on any subsequent valuation date is determined by multiplying the immediately preceding accumulation unit value by the applicable net investment factor for the valuation period ending on such valuation date. After the first valuation period, the accumulation unit value reflects the cumulative investment experience of that investment option.

Net Investment Factor
  The net investment factor for any valuation period is equal to 1.000 plus the applicable net investment rate for such valuation period. A net investment factor may be more or less than 1.000 depending on whether the assets gained or lost value that day. To determine the net investment rate for any valuation period for the funds allocated to each investment option, the following steps are taken: (a) the aggregate accrued investment income and capital gains and losses, whether realized or unrealized, of the investment option for such valuation period is computed, (b) the amount in (a) is then adjusted by the sum of the charges and credits for any applicable income taxes and the deductions at the beginning of the valuation period for mortality and expense risk fees and daily administration fee, and (c) the results of (a) as adjusted by (b) are divided by the aggregate unit values in the investment option at the beginning of the valuation period.

Miscellaneous Provisions
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Assignment
  Owners of contracts issued in connection with non-tax qualified plans may assign their interest in the contract to a spouse or a grantor trust. This assignment may result in taxable income to the contract owner. We will not be on notice of such an assignment unless we receive written notice of such assignment filed with our Annuity Operations Division.

  A pledge or assignment of a contract is treated as payment received on account of a partial surrender of a contract. For more information, see "Surrenders or Withdrawals Prior to the Contract Maturity Date." Transfer of ownership will nullify the original death benefit option and the death benefit option will become Death Benefit Option 1.

  In order to qualify for favorable tax treatment, contracts issued in connection with tax qualified plans may not be sold, assigned, discounted or pledged as collateral for a loan or as security for the performance of an obligation, or for any other purpose, to any person other than to us.

Payment Deferral
  Payment of the contract value, attributable to the Separate Account, in a single sum upon a partial withdrawal or full surrender of the contract will ordinarily be made within seven days after receipt of the written request by our Annuity Operations Division. However, we may postpone payment of the value of any accumulation units at times (a) when the NYSE is closed, other than customary weekend and holiday closings, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal of securities in the series is not reasonably practicable or it is not reasonably practicable to determine the contract value or (d) when a governmental body having jurisdiction over us by order permits such suspension. Rules and regulations of the SEC, if any, are applicable and will govern as to whether conditions described in (b), (c) or
(d) exist.

  Payment of the Contract Value attributable to the GIA may be deferred for 6 months from the date of receipt of a withdrawal or surrender request at our Annuity Operations Division. If payment is delayed for more than 10 days, we will credit additional interest at a rate equal to that paid under Annuity Options G and H.

  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances require us to block a contract owner's ability to make certain transactions and, as a result, we may refuse to accept requests for transfers, withdrawals, surrenders or death benefits, until we are so instructed by the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators.

Free Look Period
  We may mail the contract to you or we may deliver it to you in person. You may return a contract for any reason within ten days after you receive it and receive in cash the adjusted contract value less any charges. (A longer Free Look Period may be required by your state.) You may receive more or less than the initial premium payment depending on investment experience within the investment options during the Free Look Period. If a portion or all of your initial premium payment has been allocated to the GIA, we also will refund any earned interest. If a portion or all of your initial premium payment has been allocated to the MVA, we will apply the Market Value Adjustment that can increase or decrease your initial premium payment. If applicable state law requires, we will return the full amount of any premium payments we received.



Amendments to Contracts
  Contracts may be amended to conform to changes in applicable law or interpretations of applicable law, or to accommodate design changes. Changes in the contract may need to be approved by contract owners and state insurance departments. A change in the contract that necessitates a corresponding change in the prospectus or the SAI must be filed with the SEC.

Substitution of Fund Shares
  If, in the judgment of PHL Variable's management, one or more of the funds becomes unsuitable for investment by contract owners, we reserve the right to substitute accumulation units of another investment option for accumulation units already purchased or to be purchased in the future by premium payments under this contract. Any substitution will be subject to approval by the SEC, if required, and where required, one or more state insurance departments.

Ownership of the Contract
  Ordinarily, the purchaser of a contract is both the owner and the annuitant and is entitled to exercise all the rights under the contract. However, the owner may be an individual or entity other than the annuitant. More than one owner may own a contract as joint owner. Transfer of the ownership of a contract may involve federal income tax consequences, and a qualified advisor should be consulted before any such transfer is attempted.

Inherited/Stretch Annuity Feature
  This contract is available to an individual or trust beneficiary of an Individual Retirement Account (IRA), (including a Roth IRA), or Qualified Plan or to an individual beneficiary of a Non-Qualified contract as an Inherited or "Stretch" annuity. An Inherited or Stretch contract is designed to permit the beneficiary to continue or change the funding vehicle that the deceased Owner selected while taking the required minimum distribution (RMD) payments that must be made to the beneficiary after the deceased Owner's death (see the section of this prospectus entitled "Federal Income Taxes"). Certain limitations, considerations and tax implications apply to an Inherited/Stretch Annuity and may differ depending upon whether the plan is IRA/Qualified or Non-Qualified and whether the beneficiary is an individual or a trust. In general, the following guidelines apply:

..  No additional contributions may be made.

.. Certain optional benefits may not be available to the beneficiary who "stretches" an annuity. See the discussion of such benefits in the section of this prospectus entitled "Optional Benefits."

.. Only the Return of Premium death benefit is available to a beneficiary who "stretches" an annuity.

.. Pursuant to the Internal Revenue Code (IRC), there are a number of options that can satisfy the after-death RMD requirements. An Inherited/Stretch Annuity is one of these options.

.. We will calculate the RMD each year in accordance with IRC provisions using the Fair Market Value (year-end account value, plus any actuarial value assigned to living benefits) of the account.

.. With certain limitations, a beneficiary's share of the death benefit is distributed over his or her life expectancy. If there are multiple beneficiaries and a separate beneficiary account is not established by December 31/st/ of the calendar year following the year of death, the death benefit is distributed over the life expectancy of the oldest beneficiary.

.. For a Non-Qualified contract, if the deceased Owner had begun receiving annuitization proceeds, the RMD payments are based on the life expectancy of the deceased Owner at the time of death.

.. With regard to IRAs/Qualified plans, if the beneficiary is a non-natural person, the life expectancy used is the remaining life expectancy of the deceased, if the deceased Owner died after his or her required beginning distribution date.

.. The annual RMD must be withdrawn each year. For a Non-Qualified contract, the first RMD must be distributed no later than the anniversary of the deceased Owner's date of death. For IRAs/Qualified plans, the first RMD must be distributed on or before December 31/st/ of the calendar year following the year of the deceased's death.

.. For an IRA/Qualified plan, if the beneficiary is a surviving spouse, the surviving spouse beneficiary can postpone RMDs until the year the deceased spouse would have turned 70- 1/2. In the alternative, the spouse can also add the IRA/Qualified plan proceeds to his or her own IRA and delay RMDs until the surviving spouse turns 70 1/2.

.. For a Non-Qualified contract, if the beneficiary is a surviving spouse, the surviving spouse can take the contract as his or her own and delay RMDs until the surviving spouse's death.

.. The RMD may be paid on an installment basis with the payment frequency chosen by the beneficiary; in all cases, the RMDs must be paid at least annually.

.. In addition to RMD amounts, additional funds may be withdrawn from the Contract. Any withdrawal in excess of the RMD may be subject to a surrender charge (see the sections of this prospectus entitled "Summary of Expenses" and "Surrender of Contracts and Withdrawals").

.. It is the responsibility of the beneficiary to ensure that the correct RMD is withdrawn each year.

  For more information regarding Our administration of this feature, please see your Required Minimum Distribution (RMD) Request and Acknowledgment Form. This feature may not be suitable for some beneficiaries. We are not providing tax, financial or legal advice. You should consult with your financial professional and tax adviser to determine whether this feature is right for you. This feature may not be available in all states.

Federal Income Taxes
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Introduction
  The contracts are designed for use with retirement plans which may or may not be tax-qualified plans ("qualified plans") or Individual Retirement Annuities
(IRAs) under the provisions of the Internal Revenue Code of 1986, (the "Code"). The ultimate effect of federal income taxes on the amounts held under a contract, on annuity payments and on the economic benefits of the contract owner, annuitant or beneficiary depends on our income tax status, on the type of retirement plan for which the contract is purchased, and upon the income tax and employment status of the individual concerned.

  The following discussion is general in nature and is not intended as individual tax advice. The income tax rules are complicated and this discussion is intended only to make you aware of the issues. Each person should consult an independent tax advisor. No attempt is made to consider any estate or inheritance taxes or any applicable state, local or other tax laws. Moreover, the discussion is based upon our understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). We do not guarantee the tax status of the contracts or any transactions involving the contracts either currently or in the future. Purchasers bear the complete risk that the contracts may not be treated as "annuity contracts" under federal income tax laws. From time to time, there are proposals in Congress that would impact the taxation of annuity contracts and/or qualified plans; if enacted, these changes could be retroactive. At this time, we do not have any specific information about any pending proposals that could affect this contract. For a discussion of federal income taxes as they relate to the funds, please see the fund prospectuses.

Income Tax Status
  We are taxed as a life insurance company under Part 1 of Subchapter L of the Code. Since the Separate Account is not a separate entity from PHL Variable and its operations form a part of PHL Variable, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the contract value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to us. We reserve the right to make a deduction for taxes should they be imposed on us with respect to such items in the future.

Taxation of Annuities in General--Nonqualified Plans
  Section 72 of the Code governs taxation of annuities. In general, a contract owner is not taxed on increases in value of the units held under a contract until some form of distribution is made. However, in certain cases the increase in value may be subject to tax currently. See "Distribution-at-Death Rules," "Contracts Owned by Non-Natural Persons," "Owner Control" and "Diversification Standards" below.

  As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. One or more of the options available may, in some cases, exceed the greater of the sum of premium payments or the contract value. The IRS may take the position with respect to these death benefit guarantees that they are not part of the annuity contract. In such a case, the charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchase payments for the contract would not be deductible. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit guarantee under this contract or any amendments, benefits or endorsements to the contract.

Surrenders or Withdrawals Prior to the Contract Maturity Date
  Code Section 72 provides that a withdrawal or surrender of the contract prior to the contract maturity date will be treated as taxable income to the extent the amounts held under the contract exceed the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments by or on behalf of an individual under a contract that have not been excluded from the individual's gross income. The taxable portion is taxed as ordinary income in an amount equal to the value of the amount received in excess of the "investment in the contract" on account of a withdrawal or surrender of a contract. For purposes of this rule, a pledge, loan or assignment of a contract is treated as a payment received on account of a withdrawal from a contract.

Surrenders or Withdrawals On or After the Contract Maturity Date
  Upon receipt of a lump sum payment under the contract, the recipient is taxed on the portion of the payment that exceeds the investment in the contract. Ordinarily, such taxable portion is taxed as ordinary income.

  For amounts received as an annuity, which are amounts payable at regular intervals over a period of more than one full year from the date on which they are deemed to begin, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the contract bears to the total expected amount of annuity payments for the term of the contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed as ordinary income. For variable annuity payments, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the contract by the total number of expected periodic payments. The remaining portion of each payment is taxed as ordinary income. Once the excludable portion of annuity payments equals the investment in the contract, the balance of the annuity payments will be fully taxable. For certain types of qualified plans, there may be no investment in the contract resulting in the full amount of the payments being taxable. For annuities issued in connection with qualified employer retirement plans, a simplified method of determining the exclusion ratio applies. This simplified method does not apply to IRAs.

  Withholding of federal income taxes on all distributions may be required unless the recipient properly elects not to have any amounts withheld and notifies our Annuity Operations Division of that election on the required forms and under the required certifications. Certain contract owners cannot make this election.

Penalty Tax on Certain Surrenders and Withdrawals--Nonqualified Contracts
  Amounts surrendered, withdrawn or distributed before the taxpayer reaches age 59 1/2 are subject to a penalty tax equal to ten percent (10%) of the portion of such amount that is includable in gross income. However, the penalty tax will not apply to withdrawals: (i) made on or after the death of the contract owner (or where the contract owner is not an individual, the death of the "primary annuitant," defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans (such distributions may, however, be subject to a similar penalty under Code Section 72(t) relating to distributions from qualified retirement plans and to a special penalty of 25% applicable specifically to SIMPLE IRAs or other special penalties applicable to Roth
IRAs); (v) allocable to investment in the contract before August 14, 1982;
(vi) under a qualified funding asset (as defined in Code Section 130(d));
(vii) under an immediate annuity contract (as defined in Code
Section 72(u)(4)); or (viii) that are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

  Separate tax withdrawal penalties apply to qualified plans. See "Penalty Tax on Certain Surrenders and Withdrawals from Qualified Plans."

Additional Considerations

Distribution-at-Death Rules
  In order to be treated as an annuity contract for federal income tax purposes, a contract must provide the following two distribution rules: (a) if the contract owner dies on or after the contract maturity date, and before the entire interest in the contract has been distributed, the remainder of the contract owner's interest will be distributed at least as rapidly as the method in effect on the contract owner's death; and (b) if a contract owner dies before the contract maturity date, the contract owner's entire interest generally must be distributed within five (5) years after the date of death or, if payable to a designated beneficiary, may be annuitized over the life or life expectancy of that beneficiary and payments must begin within one (1) year after the contract owner's date of death. If the beneficiary is the spouse of the contract owner, the contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as contract owner. Similar distribution requirements apply to annuity contracts under qualified plans. However, a number of restrictions, limitations and special rules apply to qualified plans and contract owners should consult with their tax advisor.

  If the primary annuitant, which is not the contract owner, dies before the maturity date, the owner will become the annuitant unless the owner appoints another annuitant. If the contract owner is not an individual, the death of the primary annuitant is treated as the death of the contract owner. In addition, when the contract owner is not an individual, however, a change in the primary annuitant is treated as the death of the contract owner. Finally, in the case of non-spousal joint contract owners, distribution will be required at the earliest death of any of the contract owners.

  If the contract owner or a joint contract owner dies on or after the maturity date, the remaining payments, if any, under the Annuity Payment Option selected will be made at least as rapidly as under the method of distribution in effect at the time of death.

  Any death benefits paid under the contract are taxable to the beneficiary at ordinary rates to the extent amounts exceed investment in the contract. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefits are paid as lump sum or annuity payments. Estate taxes may also apply.

Transfer of Annuity Contracts
  Transfers of nonqualified contracts prior to the maturity date for less than full and adequate consideration to the contract owner at the time of such transfer, will trigger taxable income on the gain in the contract, with the transferee getting a step-up in basis for the amount included in the contract owner's income. This provision does not apply to transfers between spouses or transfers incident to a divorce.

Contracts Owned by Non-Natural Persons
  If a non-natural person (for example, a corporation) holds the contract, the income on that contract (generally the increase in the net surrender value less the premium payments paid) is includable in income each year. The rule does not apply where the non-natural person is an agent for a natural person, such as a trust in which the beneficial owner is a natural person. The rule also does not apply where the annuity contract is acquired by the estate of a decedent, where the contract is held under a qualified plan, a TSA program or an IRA, where the contract is a qualified funding asset for structured settlements, or where the contract is purchased on behalf of an employee upon termination of a qualified plan.

Section1035 Exchanges
  Code Section1035 provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. A replacement contract obtained in a tax-free exchange of contracts generally succeeds to the status of the surrendered contract. For nonqualified contracts, the contract proceeds must be transferred directly from one insurer to another insurer; they cannot be sent to the policyowner by the original insurer and then transmitted from the policyowner to the new insurer. For IRA and qualified plan contracts, the proceeds can be transmitted through the policyowner if specific conditions are met. Exchanges are permitted of the entire contract or a portion of the contract. Numerous rules and procedures apply to Code Section1035 transactions. Prospective contract owners wishing to take advantage of Code Section1035 should consult their tax advisors.

Multiple Contracts
  Code Section 72(e)(12)(A)(ii) provides that for purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all annuity contracts issued by the same insurer (or affiliate) to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract maturity date, such as a withdrawal, dividend or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

  The U.S. Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity contracts or otherwise. In addition, there may be situations where the Treasury may conclude that it would be appropriate to aggregate two or more contracts purchased by the same contract owner. Accordingly, a contract owner should consult a competent tax advisor before purchasing more than one annuity contract in the same year.

Owner Control
  For variable contracts, tax deferral depends on the insurance company and not you having control of the assets held in the separate accounts. You can allocate account values from one fund of the separate account to another but you cannot direct the investments each fund makes. If you have too much "investor control" of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

  In 2003, the Internal Revenue Service (IRS) in Revenue Ruling 2003-91, issued formal guidance that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed 20, the number of underlying mutual funds alone would not cause the contract to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors, including the number of transfer opportunities available under the contract, when determining whether the contract qualifies for the desired tax treatment. The Revenue Ruling did not indicate the actual number of underlying mutual funds that would cause the contract to not provide the desired tax treatment but stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

  The Revenue Ruling considered certain variable annuity and variable life insurance contracts and held that the types of actual and potential control that the contract owners could exercise over the investment assets held by the insurance company under the variable contracts was not sufficient to cause the contract owners to be treated as the owners of those assets and thus to be subject to current income tax on the income and gains produced by those assets. Under this contract, like the contracts described in the Revenue Ruling, there will be no arrangement, plan, contract, or agreement between the contract owner and PHL Variable regarding the availability of a particular investment option and, other than the contract owner's right to allocate premium payments and transfer funds among the available investment options, all investment decisions concerning the investment options will be made by us or an advisor in its sole and absolute discretion.

  At this time, it cannot be determined whether additional guidance will be provided by the U.S. Treasury on this issue and what standards may be contained in such guidance. Should the U.S. Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between or among underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the contract would no longer qualify for tax deferred treatment under section 72 of the Internal Revenue Code, PHL Variable reserves the right to modify the contract to the extent required to maintain favorable tax treatment.

Diversification Standards

Diversification Regulations
  To comply with the diversification regulations under Code Section 817(h) ("Diversification Regulations"), after a start-up period, each series of the funds will be required to diversify its investments. The Diversification Regulations generally require that, on the last day of each calendar quarter, the series' total assets be invested in no more than:

..  55% in any 1 investment
..  70% in any 2 investments
..  80% in any 3 investments
..  90% in any 4 investments

  A "look-through" rule applies to treat a pro rata portion of each asset of a series as an asset of the Separate Account, and each series of the funds are tested for compliance with the percentage limitations. All securities of the same issuer are treated as a single investment. Each government agency or instrumentality is treated as a separate issuer for purposes of these limitations.

  The Treasury Department has indicated that the Diversification Regulations do not provide exclusive guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the contract.

  We represent that we intend to comply with the Diversification Regulations to assure that the contracts continue to be treated as annuity contracts for federal income tax purposes.

Diversification Regulations and Qualified Plans
  Code Section 817(h) applies to a variable annuity contract other than a pension plan contract. The Diversification Regulations reiterate that the diversification requirements do not apply to a pension plan contract. All of the qualified plans (described below) are defined as pension plan contracts for these purposes. Notwithstanding the exception of qualified plan contracts from application of the diversification rules, all investments of the PHL Variable Qualified Plan Contracts (i.e., the funds) will be structured to comply with the diversification standards because the funds serve as the investment vehicle for nonqualified contracts as well as qualified plan contracts.

Taxation of Annuities in General--Qualified Plans
  The contracts may be used with several types of IRAs and qualified plans:
Section 403(b) contracts (also referred to as Tax-Sheltered Annuities (TSAs) or Tax-Deferred Annuities (TDAs), Roth 403(b) contracts, Traditional IRAs, SEP IRAs, SIMPLE IRAS, SARSEP IRAs, Roth IRAs, Corporate Pension and Profit-sharing Plans and State Deferred Compensation Plans will be treated, for purposes of this discussion, as qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made here to provide more than general information about the use of the contracts with the various types of qualified plans. PHL Variable reserves the right at any time to discontinue the availability of this contract for use with qualified plans. Participants under such qualified plans as well as contract owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such qualified plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the contract issued in connection therewith. For example, PHL Variable will accept beneficiary designations and payment instructions under the terms of the contract without review as to whether spousal consent may be required under the Retirement Equity Act (REA). Consequently, a contract owner's beneficiary designation or elected annuity payment option that does not follow the REA may not be enforceable.

  As the owner of the contract, you may elect one of the available death benefit guarantees under the contract. We are of the opinion that the death benefit guarantees available under the contract are part of the annuity contract. One or more of the death benefit guarantees available may exceed the greater of the sum of premium payments or the contract value. The contract and its amendments, benefits or endorsements (together referred to herein as the "contract") have not been reviewed by the IRS for qualification as an IRA or any other qualified plan. Moreover, the IRS has not addressed in a ruling of general applicability whether a death benefit option such as those available under the contract complies with the qualification requirements for an IRA or any other qualified plan. The language in the endorsements is intended to comply with the IRS model language provided under the List of Required Modifications (LRMs). There is no IRS requirement that the endorsements be approved by the IRS.

  There is a risk that the IRS would take the position that one or more of the death benefit guarantees are not part of the annuity contract. In such a case, charges against the cash value of the annuity contract or charges withheld from a rollover for the benefits would be considered distributions subject to tax, including penalty taxes, and charges withheld from purchases for the contract would not be deductible. While we regard the death benefit guarantees available for your election under the contract as a permissible benefit under an IRA, the IRS may take a contrary position regarding tax qualification resulting in deemed distributions and penalty taxes. If the IRS were to take this position, we would take all reasonable steps to avoid this result, which would include the right to amend the contract, with appropriate notice to you. You should consult with your tax advisor before electing a death benefit option under this contract for an IRA or other qualified plan.

  Certain death benefit guarantees may be purchased under your contract. IRA's and other qualified contracts generally may not invest in life insurance contracts. If you own an IRA or other qualified contract and purchase these death benefit guarantees, the IRS may consider these benefits "incidental death benefits." The Code imposes limits on the amount of the incidental death benefits allowable for qualified contracts. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the owner of the IRA or qualified contract. Furthermore, the Code provides that the assets of an IRA (including a traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not be invested in life insurance, but may provide, in the case of death during the accumulation phase, for a death benefit payment equal to the greater of sum of premium payments (less withdrawals) or contract value. This contract offers death benefits, which may exceed the greater of sum of premium payments (less withdrawals) or contract value. If the IRS determines that these benefits are providing life insurance, the contract may not qualify as an IRA (including traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) or other qualified contract. That determination could result in the immediate taxation of amounts held in the contract and the imposition of penalty taxes. You should consult your tax advisor regarding these features and benefits prior to purchasing a contract.

  Distributions from qualified plans, including section 403(b) contracts eligible to be rolled over to new contracts but which are paid to the policyowner directly generally will be subject to 20 percent income tax withholding. Mandatory withholding can be avoided only if the employee arranges for a direct rollover to another qualified pension or profit-sharing plan or to an IRA. The new mandatory withholding rules apply to all taxable distributions from qualified plans or TSAs (not including IRAs), except (a) distributions required under the Code, (b) substantially equal distributions made over the life (or life expectancy) of the employee, or for a term certain of 10 years or more and (c) the portion of distributions not includable in gross income (i.e., return of after-tax contributions).

  The contracts sold by PHL Variable in connection with certain qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables also will be available for use in connection with certain nonqualified deferred compensation plans.

  Numerous changes have been made to the income tax rules governing qualified plans as a result of legislation enacted during the past several years, including rules with respect to: coverage, participation, maximum contributions, required distributions, penalty taxes on early or insufficient distributions and income tax withholding on distributions. The following are general descriptions of the various types of qualified plans and of the use of the contracts in connection therewith.

Tax Sheltered Annuities ("TSAs"), Tax Deferred Annuities ("TDAs"),
Section 403(b)
  Code Section 403(b) permits public school systems and certain types of charitable, educational and scientific organizations, generally specified in Code Section 501(c)(3), to purchase annuity contracts on behalf of their employees and, subject to certain limitations, allows employees of those organizations to exclude the amount of payments from gross income for federal income tax purposes. These annuity contracts are commonly referred to as TSAs, TDAs, or 403(b)s.

  Code Section 403(b)(11) imposes certain restrictions on a contract owner's ability to make withdrawals from, or surrenders of, Code Section 403(b) Contracts, if the cash withdrawn is attributable to payments made under a salary reduction agreement. Specifically, Code Section 403(b)(11) allows a contract owner to make a surrender or withdrawal only (a) when the employee attains age 59 1/2, separates from service, dies or becomes disabled (as defined in the Code), or (b )in the case of hardship. In the case of hardship, the distribution amount cannot include any income earned under the contract.

  Code Section 403(b)(11) applies only with respect to distributions from Code
Section 403(b) Contracts which are attributable to assets other than assets held as of the close of the last year beginning before January 1, 1989. Thus, the distribution restrictions do not apply to assets held as of December 31, 1988.

  In addition, in order for certain types of contributions under a Code
Section 403(b) Contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. The responsibility for compliance is with the employer and not with the issuer of the underlying annuity contract.

  If certain contractual requirements are met, loans may be made available under Internal Revenue Code Section 403(b) tax-sheltered annuity programs. A loan from a participant's contract value may be requested only if we make loans available with the contract and if the employer permits loans under their tax-sheltered annuity program. There are specific limits in the Code on the amount of the loan and the term of the loan. It is not the responsibility of the policy issuer such as PHL Variable to monitor compliance with these requirements.

  If we are directed by the participant, the loan may be taken from specific investment options. Otherwise, the loan is taken proportionately from all investment options. The loan must be at least $1,000 and the maximum loan amount is the greater of: (a) 90% of the first $10,000 of contract value minus any withdrawal charge; and (b) 50% of the contract value minus any withdrawal charge. The maximum loan amount is $50,000. If loans are outstanding from any other tax-qualified plan, then the maximum loan amount of the contract may be reduced from the amount stated above in order to comply with the maximum loan amount requirements under Section 72(p) of the Code. Amounts borrowed from the GIA are subject to the same limitations as applies to transfers from the GIA; thus no more than the greatest of $1000 and 25% of the contract value in the GIA may be borrowed at any one time. Amounts borrowed from the Market Value Adjustment ("MVA") account are subject to the same market value adjustment as applies to transfers from the MVA.

  Interest will be charged on the loan, in the amount set forth in the contract. This interest is payable to PHL Variable. Loan repayments will first pay any accrued loan interest. The balance will be applied to reduce the outstanding loan balance and will also reduce the amount of the Loan Security Account by the same amount that the outstanding loan balance is reduced. The Loan Security Account is part of the general account and is the sole security for the loan. It is increased with all loan amounts taken and reduced by all repayments of loan principal. The balance of loan repayments, after payment of accrued loan interest, will be credited to the investment options of the Separate Account or the GIA in accordance with the participant's most recent premium payments allocation on file with us, except that no amount will be transferred to the MVA.

  Under Code section 72(p), if a loan is not paid within 90 days after the payment was due, then the entire loan balance plus accrued interest will be in default. In the case of default, the outstanding loan balance plus accrued interest will be deemed a distribution for income tax purposes, and will be reported as such pursuant to Internal Revenue Code requirements. At the time of such deemed distribution, interest will continue to accrue until such time as an actual distribution occurs under the contract.

Keogh Plans
  The Self-Employed Individual Tax Retirement Act of 1962 as amended permitted self-employed individuals to establish "Keoghs" or qualified plans for themselves and their employees. The tax consequences to participants under such a plan depend upon the terms of the plan. In addition, such plans are limited by law with respect to the maximum permissible contributions, distribution dates, nonforfeitability of interests, and tax rates applicable to distributions. In order to establish such a plan, a plan document must be adopted and implemented by the employer, as well as approved by the IRS.

Individual Retirement Annuities
  Code Sections 408 and 408A permit eligible individuals to contribute to an individual retirement program known as an "Traditional IRAs", "Roth IRAs", "SEP IRAs", "SARSEP IRAs", "SIMPLE IRA", and "Deemed IRAs". Each of these different types of IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed on a tax-deferred basis into an IRA. Participant loans are not allowed on IRA contracts. Details about each of these different types of IRAs are included in the respective contract endorsements.

Corporate Pension and Profit-Sharing Plans
  Code Section401(a) permits corporate employers to establish various types of retirement plans for employees.

  These retirement plans may permit the purchase of the contracts to provide benefits under the Plan. Contributions to the Plan for the benefit of employees will not be includable in the gross income of the employee until distributed from the Plan. The tax consequences to participants may vary depending upon the particular Plan design. However, the Code places limitations and restrictions on all Plans, including on such items as: amount of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with Corporate Pension or Profit-sharing Plans should obtain independent tax advice as to the tax treatment and suitability of such an investment.

Deferred Compensation Plans With Respect to Service for State and Local Governments and Tax Exempt Organizations
  Code Section 457 provides for certain deferred compensation plans with respect to service for state and local governments and certain other entities. The contracts may be used in connection with these plans; however, under these plans if issued to tax exempt organizations, the contract owner is the plan sponsor, and the individual participants in the plans are the annuitants. Under such contracts, the rights of individual plan participants are governed solely by their agreements with the plan sponsor and not by the terms of the contracts.

Tax on Certain Surrenders and Withdrawals from Qualified Plans and IRAs
  In the case of a withdrawal under a qualified plan, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's after-tax cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified plan. For many qualified plans, the individual will have no after-tax contributions and the entire amount received will be taxable. For Roth IRAs, if certain conditions are met regarding holding periods and age of the policyowner, the withdrawals are received without tax.

  Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 and 403(b) and Individual Retirement Annuities other than Roth IRAs.The penalty is increased to 25% instead of 10% for SIMPLE IRAs if distribution occurs within the first two years of the contract owner's participation in the SIMPLE IRA. These penalty taxes are in addition to any income tax due on the distribution.

  To the extent amounts are not includable in gross income because they have been properly rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

  The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the contract owner or annuitant (as applicable) reaches age 59 1/2; (b) distributions following the death or disability of the contract owner or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m)(7) of the Code);
(c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the contract owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such contract owner or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to a contract owner or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the contract owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the contract owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner and his or her spouse and dependents if the contract owner has received unemployment compensation for at least 12 weeks. This exception will no longer apply after the contract owner has been reemployed for at least 60 days; (h) distributions from IRAs for first-time home purchase expenses (maximum $10,000) or certain qualified educational expenses of the contract owner, spouse, children or grandchildren of the contract owner; and
(i) distributions from retirement plans to individuals called to active military. The exceptions stated in items (d) and (f) above do not apply in the case of an IRA. The exception stated in item (c) applies to an IRA without the requirement that there be a separation from service.

  Generally, distributions from a qualified plan or IRA must commence no later than April 1 of the calendar year following the later of: (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to a Traditional or SIMPLE IRA and the required distribution rules do not apply to Roth IRAs. The commencement date is referred to as the "required beginning date." Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

  The amount that must be distributed is based on Code rules relating to "Required Minimum Distributions". This RMD takes into consideration the individual's age, marital status, and account balance, as well as the actuarial value of additional benefits under the contract. The individual will have options regarding computation of the RMD amount; these options are selected at the time that the payments begin.

  An individual is required to take distributions from all of his or her retirement accounts; however, if the individual has two or more accounts, the total amount of RMDs can be taken from one of the multiple accounts. For example, if the individual has a traditional IRA and a section 403(b) contract, the individual will have an RMD amount relating to each of these retirement vehicles. The individual can take the total of two RMDs from either or both of the two contracts.

  We are required to file an information return to the IRS, with a copy to the participant, of the total account value of each account. This information return will also indicate if RMDs are required to be taken.

  In addition to RMDs during the life of the individual, there are also required after-death distributions. These after-death RMDs apply to all qualified plans and IRAs, including Roth IRAs. The beneficiary of the contract may take payments earlier than provided under these after-death RMD rules, such as immediately after death, but cannot delay receipt of payments after the dates specified under these rules.

  Under the after-death RMD rules, if the original owner died prior to the required beginning date, and designated a contract beneficiary, then the full account value must be distributed either by the end of the fifth calendar year after the year of the owner's death or over a period of no longer than the life expectancy of the oldest individual beneficiary. If the payments are to be over the life expectancy, the first payment must be received by December 31/st/ of the year following the year of death. If the owner did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner's estate), then the life expectancy payouts are not permitted and only the five-year rule is permitted.

  If the owner died after the required beginning date and designed a contract beneficiary, then the maximum payout period is the longer of the life expectancy of the named beneficiary or the remaining life expectancy of the original contract owner. If the owner did not name a contract beneficiary or if the beneficiary was a non-natural person (such as an entity or the owner's estate), then the only payment permitted is based on the remaining life expectancy of the original owner.

  In all cases, if the beneficiary is the surviving spouse of the original owner, there are special spousal continuation rules under which the spouse can treat the contract as his or her own and delay receiving payments until the spouse attains his or her own required beginning date.

Spousal Definition
  Under the Internal Revenue Code, the special provisions relating to a "spouse" relate only to persons considered as spouses under the Defense of Marriage Act (DOMA), Pub. L. 104-199. Under this Act, a spouse must be a man or woman legally joined. Individuals married under State or foreign laws that permit a marriage between two men or two women are not spouses for purposes of the Internal Revenue Code. Individuals participating in a civil union or other like status are not spouses for purposes of the Internal Revenue Code.

Seek Tax Advice
  The above description of federal income tax consequences of the different types of qualified plans which may be funded by the contracts offered by this prospectus is only a brief summary meant to alert you to the issues and is not intended as tax advice. The rules governing the provisions of qualified plans and IRAs are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective contract owner considering adoption of a qualified plan and purchase of a contract in connection therewith should first consult a qualified tax advisor, with regard to the suitability of the contract as an investment vehicle for the qualified plan or IRA.

Sales of Variable Accumulation Contracts
--------------------------------------------------------------------------------

  PHL Variable has designated Phoenix Equity Planning Corporation ("PEPCO") to serve as the principal underwriter and distributor of the securities offered through this Prospectus, pursuant to the terms of a distribution agreement. PEPCO, which is an affiliate of the PHL Variable, also acts as the principal underwriter and distributor of other variable annuity contracts and variable life insurance policies issued by the PHL Variable and its affiliated companies. PHL Variable reimburses PEPCO for expenses PEPCO incurs in distributing the Contracts (e.g. commissions payable to retail broker-dealers who sell the Contracts). PEPCO does not retain any fees under the Contracts; however, PEPCO may receive 12b-1 fees from the underlying funds.

  PEPCO's principal executive offices are located at 56 Prospect Street, Hartford, Connecticut 06103-2836. PEPCO is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority, or "FINRA" (formerly known as the National Association of Securities Dealers, Inc, or NASD).

  PEPCO and PHL Variable enter into selling agreements with broker-dealers who are registered with the SEC and are members of the FINRA, and with entities that may offer the Contracts but are exempt from registration. Applications for the Contract are solicited by registered representatives who are associated persons of such broker-dealer firms. Such representatives act as appointed agents of PHL Variable under applicable state insurance law and must be licensed to sell variable insurance products. PHL Variable intends to offer the Contract in all jurisdictions where it is licensed to do business and where the Contract is approved. The Contracts are offered on a continuous basis.

Compensation
  Broker-dealers who have selling agreements with PEPCO and PHL Variable are paid compensation for the promotion and sale of the Contracts. Registered representatives who solicit sales of the Contract typically receive a portion of the compensation payable to the broker-dealer firm, depending on the agreement between the firm and the registered representative. A broker-dealer firm or registered representative of a firm may receive different compensation for selling one product over another and/or may be inclined to favor or disfavor one product provider over another product provider due to differing compensation rates.

  We generally pay compensation as a percentage of purchase payments invested in the Contract. Alternatively, we may pay lower compensation on purchase payments but pay periodic asset-based compensation in all or some years based on all or a portion of the Contract Value. The amount and timing of compensation may vary depending on the selling agreement and the payment option selected by the broker-dealer and/or the registered representative but is not expected to exceed 8.0% of purchase payments (if up-front compensation is paid to registered representatives), Broker-dealer firms may receive up to 8% of purchase payments (if up-front compensation is elected) and up to 2.5% annually of contract value (if asset based compensation is paid). In addition, Equity Services Incorporated, an affiliate of National Life of Vermont, is paid an additional 0.15% on assets on an annual basis in arrears, beginning in 2007. Also, we pay Linsco Private Ledger Corporation and certain of its affiliates up to 0.09% on an annual basis on assets held in variable annuities issued by the Company and its insurance company affiliates.

  To the extent permitted by FINRA rules, overrides and promotional incentives or cash and non-cash payments also may be provided to such broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the contract, including the recruitment and training of personnel, production of promotional literature and similar services.

  This Contract does not assess a front-end sales charge, so you do not directly pay for sales and distribution expenses. Instead, you indirectly pay for sales and distribution expenses through the overall charges and fees assessed under the Contract. For example, any profits PHL Variable may realize through assessing the mortality and expense risk charge under your Contract may be used to pay for sales and distribution expenses. PHL Variable may also pay for sales and distribution expenses out of any payments PHL Variable or PEPCO may receive from the underlying funds for providing administrative, marketing and other support and services to the underlying funds. If your Contract assesses a contingent deferred sales charge, proceeds from this charge may be used to reimburse PHL Variable for sales and distribution expenses. No additional sales compensation is paid if you select any optional benefits under your Contract.

  We have unique arrangements for compensation with select broker-dealer firms based on the firm's aggregate or anticipated sales of contracts or other factors. We enter into such arrangements at our discretion and we may negotiate customized arrangements with firms based on various criteria. As such, special compensation arrangements are not offered to all broker-dealer firms. Compensation payments made under such arrangements will not result in any additional charge to you.

  PHL Variable and PEPCO have also entered into so-called preferred distribution arrangements with certain broker-dealer firms. These arrangements have sometimes called "shelf space" arrangements. Under these arrangements, PHL Variable and PEPCO pay separate, additional compensation to the broker-dealer firm for services the broker-dealer provides in connection with the distribution of the PHL Variable's products. The payments are made from the Company's general assets and they may be significant. The broker-dealer may realize a profit on these payments. These services may include providing PHL Variable with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing PHL Variable's products.

  Any such compensation payable to a broker-dealer firm will be made by PEPCO or PHL Variable out of their own assets and will not result in any additional direct charge to you. Such compensation may cause the broker-dealer firm and its registered representatives to favor PHL Variable's products. PHL Variable and PEPCO have entered into a preferred distribution arrangement with Sigma Financial Corporation, State Farm VP Management Corporation ("State Farm"), Linsco/Private Ledger Corporation ("LPL"), Janney Montgomery Scott, LLC, CUSO Financial Services, Equity Services, Incorporated, an affiliate of National Life of Vermont, and Sammons Securities. Also, State Farm distributes PHL Variable products as its exclusive unaffiliated variable annuity to its customers.

  We may periodically establish compensation specials whereby we pay a higher amount for sales of a contract during a specified period. While a compensation special is in effect, registered representatives may be inclined to favor a product that pays a higher compensation over another product where a compensation special is not in effect.

Servicing Agent
--------------------------------------------------------------------------------

  The Phoenix Edge Series Fund reimburses Phoenix Life Insurance Company for various shareholder services provided by the Annuity Operations Division, PO Box 8027, Boston, MA 02266-8027. The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2008 is 0.058% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                               $ 1.9 Million
 -----------------------------------------------------------------------------
                 2006                               $ 1.5 Million
 -----------------------------------------------------------------------------
                 2007                               $ 1.7 Million
 -----------------------------------------------------------------------------

State Regulation
--------------------------------------------------------------------------------

  We are subject to the provisions of the Connecticut insurance laws applicable to life insurance companies and to regulation and supervision by the Connecticut Superintendent of Insurance. We also are subject to the applicable insurance laws of all the other states and jurisdictions in which we do insurance business.

  State regulation of PHL Variable includes certain limitations on the investments that may be made for its General Account and separate accounts, including the Separate Account. It does not include, however, any supervision over the investment policies of the Separate Account.

Reports
--------------------------------------------------------------------------------

  Reports showing the contract value will be furnished to you at least annually.

Voting Rights
--------------------------------------------------------------------------------

  As stated above, all of the assets held in an available investment option will be invested in shares of a corresponding series of the funds. We are the legal owner of those shares and as such have the right to vote to elect the Board of Trustees of the funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matter that may be voted upon at a shareholders' meeting. We will send you or, if permitted by law, make available electronically, proxy material, reports and other materials relevant to the investment options in which you have a voting interest. In order to vote you must complete the proxy form and return it with your voting instructions. You may also be able to vote your interest by telephone or over the Internet if such instructions are included in the proxy material. We will vote all of the shares we own on your behalf, in accordance with your instructions. We will vote the shares for which we do not receive instructions, and any other shares we own, in the same proportion as the shares for which we do receive instructions. This process may result in a small number of contractowners controlling the vote.

  In the future, to the extent applicable federal securities laws or regulations permit us to vote some or all shares of the fund in its own right, we may elect to do so.

  Matters on which owners may give voting instructions include the following:
(1) election or removal of the Board of Trustees of a fund; (2) ratification of the independent accountant for a fund; (3) approval or amendment of the investment advisory agreement for the series of the fund corresponding to the owner's selected investment option(s); (4) any change in the fundamental investment policies or restrictions of each such series; and (5) any other matter requiring a vote of the shareholders of a fund. With respect to amendment of any investment advisory agreement or any change in a series' fundamental investment policy, owners participating in such series will vote separately on the matter.

  The number of votes that you have the right to cast will be determined by applying your percentage interest in a investment option to the total number of votes attributable to the investment option. In determining the number of votes, fractional shares will be recognized. The number of votes for which you may give us instructions will be determined as of the record date for fund shareholders chosen by the Board of Trustees of a fund.

Texas Optional Retirement Program
--------------------------------------------------------------------------------

  Participants in the Texas Optional Retirement Program may not receive the proceeds of a withdrawal from, or complete surrender of, a contract, or apply them to provide annuity payment options prior to retirement except in the case of termination of employment in the Texas public institutions of higher education, death or total disability. Such proceeds, however, may be used to fund another eligible retirement vehicle.

The Phoenix Companies, Inc. - Legal Proceedings about Company Subsidiaries
--------------------------------------------------------------------------------

  We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, investment advisor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

  State regulatory bodies, the Securities and Exchange Commission, or SEC, the Financial Industry Regulatory Authority, or FINRA, and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

  In 2005, the Boston District Office of the SEC conducted a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

  Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future.

  Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.

  These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our consolidated financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.

SAI Table of Contents
--------------------------------------------------------------------------------

  The SAI contains more specific information and financial statements relating to the Separate Account and PHL Variable. The following lists the Table of Contents for the SAI:

..  PHL Variable Insurance Company
..  Underwriter
..  Services
..  Performance History
..  Calculation of Yield and Return
..  Calculation of Annuity Payments
..  Experts
..  Separate Account Financial Statements
..  Company Financial Statements

  Contract owner inquiries and requests for an SAI should be directed, in writing us, or by calling us at 800/541-0171.

APPENDIX A - Investment Options
--------------------------------------------------------------------------------


                    Fund Name                                       Investment Objective
AIM V.I. Capital Appreciation Fund                 Growth of capital















-----------------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1, 3/                   Growth of capital















-----------------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1, 3/           Long term growth of capital















-----------------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio      Long term capital appreciation
(formerly Alger American Leveraged AllCap
Portfolio) /1, 3/
-----------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy     To maximize total return consistent with the Adviser's
Portfolio                                          determination of reasonable risk
-----------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Stategy  Long-term growth of capital
Portfolio
-----------------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                           Seeks to replicate, as closely as possible, before the
                                                   deduction of expenses, the performance of the
                                                   Standard & Poor's 500 Composite Stock Price Index,
                                                   which emphasizes stocks of large U.S. companies
-----------------------------------------------------------------------------------------------------------

                    Fund Name                            Investment Advisor / Subadvisor
AIM V.I. Capital Appreciation Fund                 Invesco Aim Advisors, Inc.
                                                    Subadvisor(s): Invesco Trimark Investment
                                                     Management Inc.;
                                                     Invesco Global Asset Management
                                                     (N.A.), Inc.;
                                                     Invesco Institutional (N.A.), Inc.;
                                                     Invesco Senior Secured
                                                     Management, Inc.;
                                                     Invesco Hong Kong Limited;
                                                     Invesco Asset Management
                                                     Limited;
                                                     Invesco Asset Management (Japan)
                                                     Limited;
                                                     Invesco Asset Management
                                                     Deutschland, GmbH; and
                                                     Invesco Australia Limited
------------------------------------------------------------------------------------------------
AIM V.I. Core Equity Fund /1, 3/                   Invesco Aim Advisors, Inc.
                                                    Subadvisor(s): Invesco Trimark Investment
                                                     Management Inc.;
                                                     Invesco Global Asset Management
                                                     (N.A.), Inc.;
                                                     Invesco Institutional (N.A.), Inc.;
                                                     Invesco Senior Secured
                                                     Management, Inc.;
                                                     Invesco Hong Kong Limited;
                                                     Invesco Asset Management
                                                     Limited;
                                                     Invesco Asset Management (Japan)
                                                     Limited;
                                                     Invesco Asset Management
                                                     Deutschland, GmbH; and
                                                     Invesco Australia Limited
------------------------------------------------------------------------------------------------
AIM V.I. Mid Cap Core Equity Fund /1, 3/           Invesco Aim Advisors, Inc.
                                                    Subadvisor(s): Invesco Trimark Investment
                                                     Management Inc.;
                                                     Invesco Global Asset Management
                                                     (N.A.), Inc.;
                                                     Invesco Institutional (N.A.), Inc.;
                                                     Invesco Senior Secured
                                                     Management, Inc.;
                                                     Invesco Hong Kong Limited;
                                                     Invesco Asset Management
                                                     Limited;
                                                     Invesco Asset Management (Japan)
                                                     Limited;
                                                     Invesco Asset Management
                                                     Deutschland, GmbH; and
                                                     Invesco Australia Limited
------------------------------------------------------------------------------------------------
Alger American Capital Appreciation Portfolio      Fred Alger Management, Inc.
(formerly Alger American Leveraged AllCap
Portfolio) /1, 3/
------------------------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy     AllianceBernstein L.P.
Portfolio
------------------------------------------------------------------------------------------------
AllianceBernstein VPS Wealth Appreciation Stategy  AllianceBernstein L.P.
Portfolio
------------------------------------------------------------------------------------------------
DWS Equity 500 Index VIP                           Deutsche Asset Management Americas Inc.
                                                    Subadvisor: Northern Trust Investments, N.A


------------------------------------------------------------------------------------------------


                       Fund Name                                            Investment Objective
DWS Small Cap Index VIP                                   Seeks to replicate, as closely as possible, before the
                                                          deduction of expenses, the performance of the Russell
                                                          2000(R) Index, which emphasizes stocks of small US
                                                          companies.
--------------------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II          Current income by investing primarily in a diversified
                                                          portfolio of U.S. government and government agency
                                                          securities
--------------------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                        High current income by investing primarily in a
                                                          professionally managed, diversified portfolio of high
                                                          yield, lower rated corporated bonds (also known as
                                                          "Junk Bonds")
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                      Long-term capital appreciation
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio               Capital growth
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                             Capital appreciation
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio              As high a level of current income as is consistent with
                                                          the preservation of capital

--------------------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund                  Capital appreciation
--------------------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                           Maximize income while maintaining prospects for
                                                          capital appreciation
--------------------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio /1, 3/  Long term capital appreciation
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                      High current income and the opportunity for capital
                                                          appreciation to produce a high total return
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Long-term growth of capital and income without
                                                          excessive fluctuations in market value
--------------------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Capital appreciation through investments, primarily in
                                                          equity securities which are believed to be undervalued
                                                          in the marketplace
--------------------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             Capital appreciation with income as a secondary goal
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio           Long term capital growth
(formerly Neuberger Berman AMT Fasciano
Portfolio)
--------------------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio                   Long term growth of capital; current income is a
                                                          secondary goal
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                  Capital appreciation by investing in securities of well-
                                                          known, established companies
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                     Long-term capital appreciation by investing in
                                                          securities of foreign insurers, "growth-type"
                                                          companies, cyclical industries and special situations
--------------------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA                 Capital appreciation
--------------------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                             Intermediate and long-term capital appreciation with
                                                          income as a secondary consideration
--------------------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                          Dividend growth, current income and capital
                                                          appreciation
--------------------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                             Capital appreciation

--------------------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                               As high a level of current income as is consistent with
                                                          the preservation of capital and maintenance of liquidity
--------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                  Long-term total return

--------------------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series               High current income while attempting to limit changes
                                                          in the series' net asset value per share caused by
                                                          interest rate changes
--------------------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                       High total return consistent with prudent investment
                                                          risk



--------------------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                     High total return consistent with reasonable risk

--------------------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                           Long-term capital growth

--------------------------------------------------------------------------------------------------------------------



                       Fund Name                                 Investment Advisor / Subadvisor
DWS Small Cap Index VIP                                   Deutsche Asset Management Americas Inc.
                                                           Subadvisor: Northern Trust Investments, N.A


---------------------------------------------------------------------------------------------------------
Federated Fund for U.S. Government Securities II          Federated Investment Management Company


---------------------------------------------------------------------------------------------------------
Federated High Income Bond Fund II                        Federated Investment Management Company



---------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio                      Fidelity Management and Research Company
---------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Opportunities Portfolio               Fidelity Management and Research Company
---------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                             Fidelity Management and Research Company
---------------------------------------------------------------------------------------------------------
Fidelity VIP Investment Grade Bond Portfolio              Fidelity Management and Research Company
                                                           Subadvisor: Fidelity Investments Money
                                                            Management, Inc.
---------------------------------------------------------------------------------------------------------
Franklin Flex Cap Growth Securities Fund                  Franklin Advisers, Inc.
---------------------------------------------------------------------------------------------------------
Franklin Income Securities Fund                           Franklin Advisers, Inc.

---------------------------------------------------------------------------------------------------------
Lazard Retirement U.S. Small Cap Equity Portfolio /1, 3/  Lazard Asset Management LLC
---------------------------------------------------------------------------------------------------------
Lord Abbett Bond-Debenture Portfolio                      Lord, Abbett & Co. LLC

---------------------------------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio                   Lord, Abbett & Co. LLC

---------------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                       Lord, Abbett & Co. LLC


---------------------------------------------------------------------------------------------------------
Mutual Shares Securities Fund                             Franklin Mutual Advisers, LLC
---------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Small Cap Growth Portfolio           Neuberger Berman Management Inc.
(formerly Neuberger Berman AMT Fasciano                    Subadvisor: Neuberger Berman, LLC
Portfolio)
---------------------------------------------------------------------------------------------------------
Neuberger Berman AMT Guardian Portfolio                   Neuberger Berman Management Inc.
                                                           Subadvisor: Neuberger Berman, LLC
---------------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Fund/VA                  OppenheimerFunds, Inc.

---------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities Fund/VA                     OppenheimerFunds, Inc.


---------------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small-Cap Fund/VA                 OppenheimerFunds, Inc.
---------------------------------------------------------------------------------------------------------
Phoenix Capital Growth Series                             Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Neuberger Berman Management, Inc.
---------------------------------------------------------------------------------------------------------
Phoenix Growth and Income Series                          Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Phoenix Investment Counsel, Inc.
---------------------------------------------------------------------------------------------------------
Phoenix Mid-Cap Growth Series                             Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Neuberger Berman Management, Inc.
---------------------------------------------------------------------------------------------------------
Phoenix Money Market Series                               Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Goodwin Capital Advisers, Inc.
---------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Fixed Income Series                  Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Goodwin Capital Advisers, Inc.
---------------------------------------------------------------------------------------------------------
Phoenix Multi-Sector Short Term Bond Series               Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Goodwin Capital Advisers, Inc.

---------------------------------------------------------------------------------------------------------
Phoenix Strategic Allocation Series                       Phoenix Variable Advisors, Inc.
                                                           Subadvisors: Goodwin Capital Advisers, Inc.
                                                            (fixed income portion)
                                                            Phoenix Investment Counsel, Inc.
                                                            (equity portion)
---------------------------------------------------------------------------------------------------------
Phoenix-Aberdeen International Series                     Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Aberdeen Asset Management Inc.
---------------------------------------------------------------------------------------------------------
Phoenix Small-Cap Growth Series                           Phoenix Variable Advisors, Inc.
                                                           Subadvisor: Neuberger Berman Management, Inc.
---------------------------------------------------------------------------------------------------------


                     Fund Name                                        Investment Objective
Phoenix-Duff & Phelps Real Estate Securities Series  Capital appreciation and income with approximately equal emphasis

--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:             Long-term capital growth
Aggressive Growth
--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth      Long-term capital growth with current income as a
                                                     secondary consideration
--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate    Current income with capital growth as a secondary
                                                     consideration
--------------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate    Long-term capital growth and current income with a
Growth                                               greater emphasis on capital growth
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series       Long-term capital appreciation with current income as
                                                     a secondary investment objective
--------------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series     Long-term capital appreciation by investing primarily
                                                     in small-capitalization stocks that appear to be
                                                     undervalued with current income as a secondary
                                                     investment objective
--------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                   Long-term capital appreciation with current income as
                                                     a secondary consideration

--------------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series           High total return


--------------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(TM) Strategy Portfolio     Seeks maximum real return consistent with prudent
                                                     investment management
--------------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                          Seeks maximum real return, consistent with
                                                     preservation of real capital and prudent investment
                                                     management
--------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                         Seeks maximum total return, consistent with
                                                     preservation of capital and prudent investment
                                                     management
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long         Seeks to provide total returns that inversely correlate
Bond Strategy Fund /1, 3/                            to the price movements of a benchmark for U.S.
                                                     Treasury debt instruments or futures contract on a
                                                     specified debt instrument. The Fund's current
                                                     benchmark is the inverse of the daily price movement
                                                     of the Long Treasury Bond.
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1, 3/                Seeks to provide investment results that match the
                                                     performance of its benchmark on a daily basis. The
                                                     Fund's current benchmark is 150% of the performance
                                                     of the S&P 500 Index
--------------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund /1, 3/     Seeks long-term capital appreciation
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                           Seeks a combination of growth of capital and current
                                                     income, with relatively low risk and relatively low
                                                     fluctuations in value
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                               Seeks high current income while seeking to control
                                                     risk
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                       Seeks a combination of growth of capital, current
                                                     income, growth of income and relatively low risk as
                                                     compared with the stock market as a whole
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                     Seeks growth of capital
--------------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                      Seeks growth of capital
--------------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                Seeks investment results that correspond to the total
                                                     return performance of U.S. common stock, as
                                                     represented by the S&P MidCap 400 Index
--------------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         Long-term capital appreciation
--------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    Long-term capital growth
--------------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund /2, 3/        High total return
--------------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                     Long-term capital growth
--------------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio           Capital appreciation and current income
--------------------------------------------------------------------------------------------------------------
Wanger International Select                          Long-term growth of capital
--------------------------------------------------------------------------------------------------------------



                     Fund Name                               Investment Advisor / Subadvisor
Phoenix-Duff & Phelps Real Estate Securities Series  Phoenix Variable Advisors, Inc.
                                                      Subadvisor: Duff & Phelps Investment
                                                       Management Company
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series:             Phoenix Variable Advisors, Inc. Limited Services
Aggressive Growth                                     Subadvisor: Ibbotson Associates, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Growth      Phoenix Variable Advisors, Inc. Limited Services
                                                      Subadvisor: Ibbotson Associates, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate    Phoenix Variable Advisors, Inc. Limited Services
                                                      Subadvisor: Ibbotson Associates, Inc.
------------------------------------------------------------------------------------------------------
Phoenix Dynamic Asset Allocation Series: Moderate    Phoenix Variable Advisors, Inc. Limited Services
Growth                                                Subadvisor: Ibbotson Associates, Inc.
------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Mid-Cap Value Series       Phoenix Variable Advisors, Inc.
                                                      Subadvisor: AllianceBernstein L.P.
------------------------------------------------------------------------------------------------------
Phoenix-Sanford Bernstein Small-Cap Value Series     Phoenix Variable Advisors, Inc.
                                                      Subadvisor: AllianceBernstein L.P.


------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Comstock Series                   Phoenix Variable Advisors, Inc.
                                                      Subadvisor: Morgan Stanley Investment
                                                       Management Inc., d/b/a Van Kampen
------------------------------------------------------------------------------------------------------
Phoenix-Van Kampen Equity 500 Index Series           Phoenix Variable Advisors, Inc.
                                                      Subadvisor: Morgan Stanley Investment
                                                       Management Inc., d/b/a Van Kampen
------------------------------------------------------------------------------------------------------
PIMCO CommodityRealReturn(TM) Strategy Portfolio     Pacific Investment Management Company LLC

------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio                          Pacific Investment Management Company LLC


------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                         Pacific Investment Management Company LLC


------------------------------------------------------------------------------------------------------
Rydex Variable Trust Inverse Government Long         Rydex Investments
Bond Strategy Fund /1, 3/




------------------------------------------------------------------------------------------------------
Rydex Variable Trust Nova Fund /1, 3/                Rydex Investments



------------------------------------------------------------------------------------------------------
Rydex Variable Trust Sector Rotation Fund /1, 3/     Rydex Investments
------------------------------------------------------------------------------------------------------
Sentinel VPT Balanced Fund                           Sentinel Asset Management, Inc.


------------------------------------------------------------------------------------------------------
Sentinel VPT Bond Fund                               Sentinel Asset Management, Inc.

------------------------------------------------------------------------------------------------------
Sentinel VPT Common Stock Fund                       Sentinel Asset Management, Inc.


------------------------------------------------------------------------------------------------------
Sentinel VPT Mid Cap Growth Fund                     Sentinel Asset Management, Inc.
------------------------------------------------------------------------------------------------------
Sentinel VPT Small Company Fund                      Sentinel Asset Management, Inc.
------------------------------------------------------------------------------------------------------
Summit S&P MidCap 400 Index Portfolio                Summit Investment Partners, Inc.


------------------------------------------------------------------------------------------------------
Templeton Developing Markets Securities Fund         Templeton Asset Management Ltd.
------------------------------------------------------------------------------------------------------
Templeton Foreign Securities Fund                    Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------
Templeton Global Asset Allocation Fund /2, 3/        Templeton Investment Counsel, LLC
------------------------------------------------------------------------------------------------------
Templeton Growth Securities Fund                     Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------
Van Kampen UIF Equity and Income Portfolio           Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------
Wanger International Select                          Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------------------


     Fund Name           Investment Objective         Investment Advisor / Subadvisor
Wanger International  Long-term growth of capital  Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------
Wanger Select         Long-term growth of capital  Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------
Wanger USA            Long-term growth of capital  Columbia Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------

/1/  This fund is closed to new investment on May 1, 2006.
/2/  This fund is closed to new investment on October 29, 2001.
/3/ Contract/policy owners who had value allocated to a fund before its applicable closure date, the following restrictions apply: (1) only regular premium payments are allowed into the fund; (2) no transfers from other funds are allowed into the fund; (3) existing allocation percentages may only be reduced and the fund may not be added to an allocation schedule; (4) existing DCA percentages may only be reduced and the fund may not be added to a DCA allocation schedule; and (5) existing rebalancing percentages may only be reduced and the fund may not be added to the rebalancing allocation schedule.

APPENDIX B - Deductions for Taxes - Qualified and Nonqualified Annuity Contracts
--------------------------------------------------------------------------------

                                              Upon           Upon
State                                    Premium Payment Annuitization Nonqualified Qualified
-----                                    --------------- ------------- ------------ ---------
California..............................                       X           2.35%      0.50%

Florida.................................                       X           1.00       1.00

Maine...................................        X                          2.00/1/

Nevada..................................                       X           3.50

South Dakota............................        X                          1.25/2/

Texas...................................                       X           0.04/3/    0.04

West Virginia...........................                       X           1.00       1.00

Wyoming.................................                       X           1.00

Commonwealth of Puerto Rico.............                       X           1.00/4/    1.00

NOTE:The above tax deduction rates are as of January 1, 2008. No tax deductions are made for states not listed above. However, tax statutes are subject to amendment by legislative act and to judicial and administrative interpretation, which may affect both the above lists of states and the applicable tax rates. Consequently, we reserve the right to deduct tax when necessary to reflect changes in state tax laws or interpretation.

     For a more detailed explanation of the assessment of taxes, see "Deductions and Charges--Tax."

-----------------

/1/ Maine changed its tax laws affecting annuities in 2003 retroactive to January 1, 1999. Under the revised statute, annuity premium payments are taxed upon premium payment for payments received on or after January 1, 1999.

/2/ South Dakota law exempts premiums received on qualified contracts from premium tax. Additionally, South Dakota law provides a lower rate of 0.8% that applies to premium payments received in excess of $500,000 in a single calendar year.

/3/ Texas charges an insurance department "maintenance fee" of .04% on annuity considerations, but the department allows this to be paid upon annuitization.

/4/ The tax rate in Puerto Rico was temporarily increased from 1% to 3% effective January 1, 2005. The rate increase expired on June 30, 2007 and the rate going forward is now 1%, effective July 1, 2007.

APPENDIX C - Financial Highlights
--------------------------------------------------------------------------------

  The following table gives the historical unit values for a single share of each of the available investment options. More information can be obtained in the SAI. You may obtain a copy of the SAI free of charge by calling us at 800/541-0171 or by writing to:

             PHL Variable Insurance Company
             Annuity Operations Division
             PO Box 8027
             Boston, MA 02266-8027

Death Benefit Option 1 Contracts

                                    Investment Investment
                                      Option     Option       Units
                                    Unit Value Unit Value Outstanding at
                                    Beginning     End     End of Period
            Investment Option       of Period  of Period   (Thousands)
        ----------------------------------------------------------------
        AIM V.I. Capital Appreciation Fund - Class I
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 3/1/02* to 12/31/02      $2.000     $1.528        12
        From 1/1/03 to 12/31/03       $1.528     $1.946        185
        From 1/1/04 to 12/31/04       $1.946     $2.041        651
        From 1/1/05 to 12/31/05       $2.041     $2.185        934
        From 1/1/06 to 12/31/06       $2.185     $2.285        921
        From 1/1/07 to 12/31/07       $2.285     $2.517        768
        AIM V.I. Core Equity Fund - Class I
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/21/06* to 12/31/06     $1.000     $1.083        543
        From 1/1/07 to 12/31/07       $1.083     $1.152        405
        AIM V.I. Mid Cap Core Equity Fund - Class I
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 12/03/04* to 12/31/04    $2.000     $1.016        636
        From 1/1/05 to 12/31/05       $1.016     $1.076        541
        From 1/1/06 to 12/31/06       $1.076     $1.177        436
        From 1/1/07 to 12/31/07       $1.177     $1.268        269
        Alger American Leveraged AllCap Portfolio - Class O
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/1/02* to 12/31/02      $2.000     $1.333        62
        From 1/1/03 to 12/31/03       $1.333     $1.767        255
        From 1/1/04 to 12/31/04       $1.767     $1.880        231
        From 1/1/05 to 12/31/05       $1.880     $2.116        153
        From 1/1/06 to 12/31/06       $2.116     $2.482        132
        From 1/1/07 to 12/31/07       $2.482     $3.260        89
        DWS Equity 500 Index Fund VIP - Class A
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 3/1/02* to 12/31/02      $2.000     $1.552        181
        From 1/1/03 to 12/31/03       $1.552     $1.956        852
        From 1/1/04 to 12/31/04       $1.956     $2.127       3,176
        From 1/1/05 to 12/31/05       $2.127     $2.190       3,060
        From 1/1/06 to 12/31/06       $2.190     $2.489       2,110
        From 1/1/07 to 12/31/07       $2.489     $2.577       1,860
        Federated Fund for U.S. Government Securities II
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/14/02* to 12/31/02     $2.000     $2.125        595
        From 1/1/03 to 12/31/03       $2.125     $2.140       2,117
        From 1/1/04 to 12/31/04       $2.140     $2.181       2,734
        From 1/1/05 to 12/31/05       $2.181     $2.188       3,380
        From 1/1/06 to 12/31/06       $2.188     $2.241       3,610
        From 1/1/07 to 12/31/07       $2.241     $2.343       3,268

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Federated High Income Bond Fund II - Primary Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/14/02* to 12/31/02    $2.000     $1.984        81
        From 1/1/03 to 12/31/03      $1.984     $2.385        688
        From 1/1/04 to 12/31/04      $2.385     $2.591        669
        From 1/1/05 to 12/31/05      $2.591     $2.616        558
        From 1/1/06 to 12/31/06      $2.616     $2.851        419
        From 1/1/07 to 12/31/07      $2.851     $2.900        418
        Fidelity VIP Contrafund(R) Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 5/1/02* to 12/31/02     $2.000     $1.828        169
        From 1/1/03 to 12/31/03      $1.828     $2.307        832
        From 1/1/04 to 12/31/04      $2.307     $2.617       1,150
        From 1/1/05 to 12/31/05      $2.617     $3.008       1,362
        From 1/1/06 to 12/31/06      $3.008     $3.301       1,367
        From 1/1/07 to 12/31/07      $3.301     $3.815       1,050
        Fidelity VIP Growth Opportunities Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.561        15
        From 1/1/03 to 12/31/03      $1.561     $1.990        27
        From 1/1/04 to 12/31/04      $1.990     $2.096        36
        From 1/1/05 to 12/31/05      $2.096     $2.244        196
        From 1/1/06 to 12/31/06      $2.244     $2.324        608
        From 1/1/07 to 12/31/07      $2.324     $2.812       1,214
        Fidelity VIP Growth Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/14/02* to 12/31/02    $2.000     $1.390        43
        From 1/1/03 to 12/31/03      $1.390     $1.815        180
        From 1/1/04 to 12/31/04      $1.815     $1.843        479
        From 1/1/05 to 12/31/05      $1.843     $1.916        606
        From 1/1/06 to 12/31/06      $1.916     $2.011        403
        From 1/1/07 to 12/31/07      $2.011     $2.509        302
        Fidelity VIP Investment Grade Bond Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/26/07* to 12/31/07    $1.000     $1.029       1,442
        Franklin Income Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $1.108       1,915
        From 1/1/07 to 12/31/07      $1.108     $1.130       8,466
        Lazard Retirement Small Cap Portfolio - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/05* to 12/31/05    $0.972     $1.090       1,015
        From 1/1/06 to 12/31/06      $1.090     $1.244        317
        From 1/1/07 to 12/31/07      $1.244     $1.136        138
        Lord Abbett Bond-Debenture Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.978     $1.019       1,388
        From 1/1/06 to 12/31/06      $1.019     $1.095       1,158
        From 1/1/07 to 12/31/07      $1.095     $1.144        903
        Lord Abbett Growth and Income Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/21/05* to 12/31/05    $0.985     $1.046       4,005
        From 1/1/06 to 12/31/06      $1.046     $1.206       3,927
        From 1/1/07 to 12/31/07      $1.206     $1.227       4,554

*Date investment option began operations.

                                                            Investment Investment
                                                              Option     Option       Units
                                                            Unit Value Unit Value Outstanding at
                                                            Beginning     End     End of Period
                    Investment Option                       of Period  of Period   (Thousands)
------------------------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio - Class VC
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
From 4/29/05* to 12/31/05                                     $0.957     $1.079       1,269
From 1/1/06 to 12/31/06                                       $1.079     $1.191        867
From 1/1/07 to 12/31/07                                       $1.191     $1.178        656
Mutual Shares Securities Fund - Class 2
----------------------------------------------------------- ---------- ---------- --------------
------------------------------------------------------------------------------------------------
From 4/15/02* to 12/31/02                                     $2.000     $1.786        199
From 1/1/03 to 12/31/03                                       $1.786     $2.198        952
From 1/1/04 to 12/31/04                                       $2.198     $2.435       1,172
From 1/1/05 to 12/31/05                                       $2.435     $2.648       1,210
From 1/1/06 to 12/31/06                                       $2.648     $3.083       1,558
From 1/1/07 to 12/31/07                                       $3.083     $3.137       3,492
Neuberger Berman AMT Guardian Portfolio - S Class
----------------------------------------------------------- ---------- ---------- --------------
------------------------------------------------------------------------------------------------
From 4/28/06* to 12/31/06                                     $1.000     $1.053         6
From 1/1/07 to 12/31/07                                       $1.053     $1.110        978
Oppenheimer Capital Appreciation Fund/VA - Service Shares
----------------------------------------------------------- ---------- ---------- --------------
------------------------------------------------------------------------------------------------
From 4/28/06* to 12/31/06                                     $1.000     $1.014         2
From 1/1/07 to 12/31/07                                       $1.014     $1.135         7
Oppenheimer Global Securities Fund/VA - Service Shares
----------------------------------------------------------- ---------- ---------- --------------
------------------------------------------------------------------------------------------------
From 4/28/06* to 12/31/06                                     $1.000     $1.061        64
From 1/1/07 to 12/31/07                                       $1.061     $1.107        247
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
----------------------------------------------------------- ---------- ---------- --------------
------------------------------------------------------------------------------------------------
From 4/28/06* to 12/31/06                                     $1.000     $0.996        44
From 1/1/07 to 12/31/07                                       $0.996     $0.966        950
Phoenix Capital Growth Series
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------
From 2/14/02* to 12/31/02                                     $2.000     $1.493        64
From 1/1/03 to 12/31/03                                       $1.493     $1.857        392
From 1/1/04 to 12/31/04                                       $1.857     $1.917        533
From 1/1/05 to 12/31/05                                       $1.917     $1.956        266
From 1/1/06 to 12/31/06                                       $1.956     $1.985        371
From 1/1/07 to 12/31/07                                       $1.985     $2.162        251
Phoenix Growth and Income Series
----------------------------------------------------------- ---------- ---------- --------------
------------------------------------------------------------------------------------------------
From 2/14/02* to 12/31/02                                     $2.000     $1.550        111
From 1/1/03 to 12/31/03                                       $1.550     $1.943        399
From 1/1/04 to 12/31/04                                       $1.943     $2.111        972
From 1/1/05 to 12/31/05                                       $2.111     $2.176       1,164
From 1/1/06 to 12/31/06                                       $2.176     $2.508       1,325
From 1/1/07 to 12/31/07                                       $2.508     $2.630       1,100
Phoenix Mid-Cap Growth Series
----------------------------------------------------------- ---------- ---------- --------------
------------------------------------------------------------------------------------------------
From 2/14/02* to 12/31/02                                     $2.000     $1.356        55
From 1/1/03 to 12/31/03                                       $1.356     $1.719        193
From 1/1/04 to 12/31/04                                       $1.719     $1.804        219
From 1/1/05 to 12/31/05                                       $1.804     $1.848        211
From 1/1/06 to 12/31/06                                       $1.848     $1.893        185
From 1/1/07 to 12/31/07                                       $1.893     $2.268        172

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Phoenix Money Market Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.995        796
        From 1/1/03 to 12/31/03      $1.995     $1.976        397
        From 1/1/04 to 12/31/04      $1.976     $1.958        521
        From 1/1/05 to 12/31/05      $1.958     $1.976       1,350
        From 1/1/06 to 12/31/06      $1.976     $2.029       3,303
        From 1/1/07 to 12/31/07      $2.029     $2.093       2,184
        Phoenix Multi-Sector Fixed Income Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 5/1/02* to 12/31/02     $2.000     $2.158        77
        From 1/1/03 to 12/31/03      $2.158     $2.432        540
        From 1/1/04 to 12/31/04      $2.432     $2.555       1,501
        From 1/1/05 to 12/31/05      $2.555     $2.558       1,612
        From 1/1/06 to 12/31/06      $2.558     $2.688       1,619
        From 1/1/07 to 12/31/07      $2.688     $2.742       1,710
        Phoenix Multi-Sector Short Term Bond Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 6/4/03* to 12/31/03     $2.000     $1.020       1,613
        From 1/1/04 to 12/31/04      $1.020     $1.056       4,562
        From 1/1/05 to 12/31/05      $1.056     $1.053       4,626
        From 1/1/06 to 12/31/06      $1.053     $1.095       4,282
        From 1/1/07 to 12/31/07      $1.095     $1.120       2,931
        Phoenix Strategic Allocation Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/5/02* to 12/31/02     $2.000     $1.760        212
        From 1/1/03 to 12/31/03      $1.760     $2.075       1,004
        From 1/1/04 to 12/31/04      $2.075     $2.193        963
        From 1/1/05 to 12/31/05      $2.193     $2.196        663
        From 1/1/06 to 12/31/06      $2.196     $2.434        506
        From 1/1/07 to 12/31/07      $2.434     $2.537        313
        Phoenix-Aberdeen International Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/11/02* to 12/31/02    $2.000     $1.715        29
        From 1/1/03 to 12/31/03      $1.715     $2.224        103
        From 1/1/04 to 12/31/04      $2.224     $2.642        217
        From 1/1/05 to 12/31/05      $2.642     $3.081        327
        From 1/1/06 to 12/31/06      $3.081     $3.860       1,925
        From 1/1/07 to 12/31/07      $3.860     $4.363       2,199
        Phoenix-Alger Small-Cap Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 10/1/02* to 12/31/02    $2.000     $2.004         2
        From 1/1/03 to 12/31/03      $2.004     $3.023        88
        From 1/1/04 to 12/31/04      $3.023     $3.036        163
        From 1/1/05 to 12/31/05      $3.036     $3.454        184
        From 1/1/06 to 12/31/06      $3.454     $4.058        288
        From 1/1/07 to 12/31/07      $4.058     $4.633        211
        Phoenix-Duff & Phelps Real Estate Securities Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/20/02* to 12/31/02    $2.000     $2.254        56
        From 1/1/03 to 12/31/03      $2.254     $3.065        312
        From 1/1/04 to 12/31/04      $3.065     $4.065        570
        From 1/1/05 to 12/31/05      $4.065     $4.596        572
        From 1/1/06 to 12/31/06      $4.596     $6.196        546
        From 1/1/07 to 12/31/07      $6.196     $5.136        511

*Date investment option began operations.

                                    Investment Investment
                                      Option     Option       Units
                                    Unit Value Unit Value Outstanding at
                                    Beginning     End     End of Period
            Investment Option       of Period  of Period   (Thousands)
        ----------------------------------------------------------------
        Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/3/06* to 12/31/06      $1.000     $1.109       1,417
        From 1/1/07 to 12/31/07       $1.109     $1.183        974
        Phoenix-S&P Dynamic Asset Allocation Series: Growth
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/3/06* to 12/31/06      $1.000     $1.083       1,148
        From 1/1/07 to 12/31/07       $1.083     $1.154       2,611
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/3/06* to 12/31/06      $1.000     $1.041        341
        From 1/1/07 to 12/31/07       $1.041     $1.106        381
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/3/06* to 12/31/06      $1.000     $1.072        827
        From 1/1/07 to 12/31/07       $1.072     $1.143       1,142
        Phoenix-Sanford Bernstein Mid-Cap Value Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/14/02* to 12/31/02     $2.000     $1.914        188
        From 1/1/03 to 12/31/03       $1.914     $2.653        490
        From 1/1/04 to 12/31/04       $2.653     $3.142        615
        From 1/1/05 to 12/31/05       $3.142     $3.329        562
        From 1/1/06 to 12/31/06       $3.329     $3.763        700
        From 1/1/07 to 12/31/07       $3.763     $3.774        797
        Phoenix-Sanford Bernstein Small-Cap Value Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/14/02* to 12/31/02     $2.000     $1.915        230
        From 1/1/03 to 12/31/03       $1.915     $2.710        371
        From 1/1/04 to 12/31/04       $2.710     $3.270        448
        From 1/1/05 to 12/31/05       $3.270     $3.456        326
        From 1/1/06 to 12/31/06       $3.456     $3.968        342
        From 1/1/07 to 12/31/07       $3.968     $3.820        285
        Phoenix-Van Kampen Comstock Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 3/1/02* to 12/31/02      $2.000     $1.582        89
        From 1/1/03 to 12/31/03       $1.582     $1.928        248
        From 1/1/04 to 12/31/04       $1.928     $2.141       1,157
        From 1/1/05 to 12/31/05       $2.141     $2.220       1,012
        From 1/1/06 to 12/31/06       $2.220     $2.640        566
        From 1/1/07 to 12/31/07       $2.640     $2.538        427
        Phoenix-Van Kampen Equity 500 Index Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 3/1/02* to 12/31/02      $2.000     $1.524        29
        From 1/1/03 to 12/31/03       $1.524     $1.892        55
        From 1/1/04 to 12/31/04       $1.892     $2.044        57
        From 1/1/05 to 12/31/05       $2.044     $2.085        86
        From 1/1/06 to 12/31/06       $2.085     $2.342        707
        From 1/1/07 to 12/31/07       $2.342     $2.415        504
        PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/28/06 to 12/31/06      $1.000     $0.949        28
        From 1/1/07 to 12/31/07       $0.949     $1.150        610
        PIMCO VIT Real Return Portfolio - Advisor Class
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/28/06 to 12/31/06      $1.000     $1.012        24
        From 1/1/07 to 12/31/07       $1.012     $1.100        125

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        PIMCO VIT Total Return Portfolio - Advisor Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06 to 12/31/06     $1.000     $1.030       1,297
        From 1/1/07 to 12/31/07      $1.030     $1.101        296
        Rydex Variable Trust Inverse Government Long Bond Strategy Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 6/17/03* to 12/31/03    $2.000     $1.049       2,245
        From 1/1/04 to 12/31/04      $1.049     $0.922       3,950
        From 1/1/05 to 12/31/05      $0.922     $0.859       3,601
        From 1/1/06 to 12/31/06      $0.859     $0.914       1,842
        From 1/1/07 to 12/31/07      $0.914     $0.858        960
        Rydex Variable Trust Nova Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 6/4/03* to 12/31/03     $2.000     $1.212        678
        From 1/1/04 to 12/31/04      $1.212     $1.367        853
        From 1/1/05 to 12/31/05      $1.367     $1.398        867
        From 1/1/06 to 12/31/06      $1.398     $1.640        222
        From 1/1/07 to 12/31/07      $1.640     $1.631        113
        Rydex Variable Trust Sector Rotation Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 6/17/03* to 12/31/03    $2.000     $1.150        36
        From 1/1/04 to 12/31/04      $1.150     $1.252        117
        From 1/1/05 to 12/31/05      $1.252     $1.401        132
        From 1/1/06 to 12/31/06      $1.401     $1.534        161
        From 1/1/07 to 12/31/07      $1.534     $1.852        103
        Sentinel Variable Products Bond Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.019        276
        Sentinel Variable Products Common Stock Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.022        884
        Sentinel Variable Products Mid Cap Growth Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.076         9
        Sentinel Variable Products Small Company Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.004        116
        Templeton Developing Markets Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.065     $1.349        214
        Templeton Foreign Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/25/02* to 12/31/02    $2.000     $1.633        61
        From 1/1/03 to 12/31/03      $1.633     $2.124        197
        From 1/1/04 to 12/31/04      $2.124     $2.476        445
        From 1/1/05 to 12/31/05      $2.476     $2.683        565
        From 1/1/06 to 12/31/06      $2.683     $3.204        420
        From 1/1/07 to 12/31/07      $3.204     $3.638        343
        Templeton Growth Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/15/02* to 12/31/02    $2.000     $1.632        212
        From 1/1/03 to 12/31/03      $1.632     $2.121        934
        From 1/1/04 to 12/31/04      $2.121     $2.421       1,115
        From 1/1/05 to 12/31/05      $2.421     $2.592       1,046
        From 1/1/06 to 12/31/06      $2.592     $3.105       1,196
        From 1/1/07 to 12/31/07      $3.105     $3.126       3,116
        Van Kampen UIF Equity and Income Portfolio - Class II
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/26/07 to 12/31/07     $1.113     $1.087         8

*Date investment option began operations.

                                       Investment Investment
                                         Option     Option       Units
                                       Unit Value Unit Value Outstanding at
                                       Beginning     End     End of Period
            Investment Option          of Period  of Period   (Thousands)
     ----------------------------------------------------------------------
     Wanger International Select
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 2/14/02* to 12/31/02           $2.000     $1.725         7
     From 1/1/03 to 12/31/03             $1.725     $2.396        38
     From 1/1/04 to 12/31/04             $2.396     $2.930        113
     From 1/1/05 to 12/31/05             $2.930     $3.355        152
     From 1/1/06 to 12/31/06             $3.355     $4.488        112
     From 1/1/07 to 12/31/07             $4.488     $5.375        145
     Wanger International Small Cap
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 2/25/02* to 12/31/02           $2.000     $1.725        67
     From 1/1/03 to 12/31/03             $1.725     $2.526        516
     From 1/1/04 to 12/31/04             $2.526     $3.236        592
     From 1/1/05 to 12/31/05             $3.236     $3.868        637
     From 1/1/06 to 12/31/06             $3.868     $5.219        396
     From 1/1/07 to 12/31/07             $5.219     $5.969        403
     Wanger Select
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 4/1/02* to 12/31/02            $2.000     $1.912        33
     From 1/1/03 to 12/31/03             $1.912     $2.458        190
     From 1/1/04 to 12/31/04             $2.458     $2.854        854
     From 1/1/05 to 12/31/05             $2.854     $3.135        316
     From 1/1/06 to 12/31/06             $3.135     $3.690        300
     From 1/1/07 to 12/31/07             $3.690     $3.970        278
     Wanger U.S. Smaller Companies
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 2/14/02* to 12/31/02           $2.000     $1.741        122
     From 1/1/03 to 12/31/03             $1.741     $2.452        751
     From 1/1/04 to 12/31/04             $2.452     $2.854        854
     From 1/1/05 to 12/31/05             $2.854     $3.122        779
     From 1/1/06 to 12/31/06             $3.122     $3.313        410
     From 1/1/07 to 12/31/07             $3.313     $3.434        308

     Death Benefit Option 2 Contracts

                                       Investment Investment
                                         Option     Option       Units
                                       Unit Value Unit Value Outstanding at
                                       Beginning     End     End of Period
            Investment Option          of Period  of Period   (Thousands)
     ----------------------------------------------------------------------
     AIM V.I. Capital Appreciation Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 2/15/02* to 12/31/02           $2.000     $1.525        214
     From 1/1/03 to 12/31/03             $1.525     $1.940        575
     From 1/1/04 to 12/31/04             $1.940     $2.032        822
     From 1/1/05 to 12/31/05             $2.032     $2.171       1,192
     From 1/1/06 to 12/31/06             $2.171     $2.267       1,031
     From 1/1/07 to 12/31/07             $2.267     $2.493        855
     AIM V.I. Core Equity Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 4/21/06* to 12/31/06           $1.000     $1.082        643
     From 1/1/07 to 12/31/07             $1.082     $1.149        533

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        AIM V.I. Mid Cap Core Equity Fund - Class I
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 12/3/04* to 12/31/04    $2.000     $1.016        553
        From 1/1/05 to 12/31/05      $1.016     $1.074        591
        From 1/1/06 to 12/31/06      $1.074     $1.173        424
        From 1/1/07 to 12/31/07      $1.173     $1.262        265
        Alger American Leveraged AllCap Portfolio - Class O
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/24/02* to 12/31/02    $2.000     $1.331        98
        From 1/1/03 to 12/31/03      $1.331     $1.761        232
        From 1/1/04 to 12/31/04      $1.761     $1.871        279
        From 1/1/05 to 12/31/05      $1.871     $2.103        111
        From 1/1/06 to 12/31/06      $2.103     $2.463        101
        From 1/1/07 to 12/31/07      $2.463     $3.230        26
        DWS Equity 500 Index Fund VIP - Class A
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.549        271
        From 1/1/03 to 12/31/03      $1.549     $1.950        974
        From 1/1/04 to 12/31/04      $1.950     $2.117        937
        From 1/1/05 to 12/31/05      $2.117     $2.177       1,075
        From 1/1/06 to 12/31/06      $2.177     $2.469       1,116
        From 1/1/07 to 12/31/07      $2.469     $2.553       1,107
        Federated Fund for U.S. Government Securities II
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $2.122        873
        From 1/1/03 to 12/31/03      $2.122     $2.133       2,846
        From 1/1/04 to 12/31/04      $2.133     $2.170       2,841
        From 1/1/05 to 12/31/05      $2.170     $2.175       3,238
        From 1/1/06 to 12/31/06      $2.175     $2.224       2,719
        From 1/1/07 to 12/31/07      $2.224     $2.321       2,689
        Federated High Income Bond Fund II - Primary Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.981        86
        From 1/1/03 to 12/31/03      $1.981     $2.377        355
        From 1/1/04 to 12/31/04      $2.377     $2.579        462
        From 1/1/05 to 12/31/05      $2.579     $2.600        414
        From 1/1/06 to 12/31/06      $2.600     $2.829        296
        From 1/1/07 to 12/31/07      $2.829     $2.873        205
        Fidelity VIP Contrafund(R) Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/13/02* to 12/31/02    $2.000     $1.825        118
        From 1/1/03 to 12/31/03      $1.825     $2.300        588
        From 1/1/04 to 12/31/04      $2.300     $2.605        977
        From 1/1/05 to 12/31/05      $2.605     $2.989        922
        From 1/1/06 to 12/31/06      $2.989     $3.276        814
        From 1/1/07 to 12/31/07      $3.276     $3.780        532
        Fidelity VIP Growth Opportunities Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/15/02* to 12/31/02    $2.000     $1.558        31
        From 1/1/03 to 12/31/03      $1.558     $1.984        98
        From 1/1/04 to 12/31/04      $1.984     $2.086        149
        From 1/1/05 to 12/31/05      $2.086     $2.230        364
        From 1/1/06 to 12/31/06      $2.230     $2.306        586
        From 1/1/07 to 12/31/07      $2.306     $2.786       1,280

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Fidelity VIP Growth Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/11/02* to 12/31/02    $2.000     $1.388        102
        From 1/1/03 to 12/31/03      $1.388     $1.809        639
        From 1/1/04 to 12/31/04      $1.809     $1.835       1,174
        From 1/1/05 to 12/31/05      $1.835     $1.904       1,291
        From 1/1/06 to 12/31/06      $1.904     $1.996        806
        From 1/1/07 to 12/31/07      $1.996     $2.486        359
        Fidelity VIP Investment Grade Bond Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/26/07* to 12/31/07    $1.000     $1.028       1,120
        Franklin Income Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $1.107        858
        From 1/1/07 to 12/31/07      $1.107     $1.128       6,394
        Lazard Retirement Small Cap Portfolio - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.979     $1.089        93
        From 1/1/06 to 12/31/06      $1.089     $1.241        73
        From 1/1/07 to 12/31/07      $1.241     $1.128       6,394
        Lord Abbett Bond-Debenture Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.978     $1.018        845
        From 1/1/06 to 12/31/06      $1.018     $1.092        714
        From 1/1/07 to 12/31/07      $1.092     $1.139        508
        Lord Abbett Growth and Income Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/05* to 12/31/05    $0.967     $1.045       5,438
        From 1/1/06 to 12/31/06      $1.045     $1.203       4,277
        From 1/1/07 to 12/31/07      $1.203     $1.222       4,551
        Lord Abbett Mid-Cap Value Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.957     $1.078       1,789
        From 1/1/06 to 12/31/06      $1.078     $1.188       1,124
        From 1/1/07 to 12/31/07      $1.188     $1.173        875
        Mutual Shares Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.783        159
        From 1/1/03 to 12/31/03      $1.783     $2.191        415
        From 1/1/04 to 12/31/04      $2.191     $2.424        631
        From 1/1/05 to 12/31/05      $2.424     $2.631        694
        From 1/1/06 to 12/31/06      $2.631     $3.059        820
        From 1/1/07 to 12/31/07      $3.059     $3.108       2,634
        Neuberger Berman AMT Fasciano Portfolio - S Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $0.960         2
        From 1/1/07 to 12/31/07      $0.960     $0.948         2
        Neuberger Berman AMT Guardian Portfolio - S Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/26/07 to 12/31/07     $1.077     $1.107       1,040
        Oppenheimer Capital Appreciation Fund/VA - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $1.013        26
        From 1/1/07 to 12/31/07      $1.013     $1.132        29
        Oppenheimer Global Securities Fund/VA - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $1.060        24
        From 1/1/07 to 12/31/07      $1.060     $1.104        61

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Oppenheimer Main Street Small Cap Fund/VA - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $0.995         9
        From 1/1/07 to 12/31/07      $0.995     $0.963        805
        Phoenix Capital Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.490        100
        From 1/1/03 to 12/31/03      $1.490     $1.851        576
        From 1/1/04 to 12/31/04      $1.851     $1.908        709
        From 1/1/05 to 12/31/05      $1.908     $1.944        556
        From 1/1/06 to 12/31/06      $1.944     $1.970        825
        From 1/1/07 to 12/31/07      $1.970     $2.142        367
        Phoenix Growth and Income Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.547        224
        From 1/1/03 to 12/31/03      $1.547     $1.937        820
        From 1/1/04 to 12/31/04      $1.937     $2.101       1,593
        From 1/1/05 to 12/31/05      $2.101     $2.162       1,751
        From 1/1/06 to 12/31/06      $2.162     $2.488       1,499
        From 1/1/07 to 12/31/07      $2.488     $2.606       1,100
        Phoenix Mid-Cap Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.354        117
        From 1/1/03 to 12/31/03      $1.354     $1.713        488
        From 1/1/04 to 12/31/04      $1.713     $1.795        469
        From 1/1/05 to 12/31/05      $1.795     $1.837        330
        From 1/1/06 to 12/31/06      $1.837     $1.879        273
        From 1/1/07 to 12/31/07      $1.879     $2.247        236
        Phoenix Money Market Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/11/02* to 12/31/02    $2.000     $1.992        429
        From 1/1/03 to 12/31/03      $1.992     $1.969        683
        From 1/1/04 to 12/31/04      $1.969     $1.949        663
        From 1/1/05 to 12/31/05      $1.949     $1.964       1,527
        From 1/1/06 to 12/31/06      $1.964     $2.014       1,640
        From 1/1/07 to 12/31/07      $2.014     $2.074        962
        Phoenix Multi-Sector Fixed Income Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/1/02* to 12/31/02     $2.000     $2.155        194
        From 1/1/03 to 12/31/03      $2.155     $2.424        862
        From 1/1/04 to 12/31/04      $2.424     $2.543       1,557
        From 1/1/05 to 12/31/05      $2.543     $2.542       1,510
        From 1/1/06 to 12/31/06      $2.542     $2.668       1,104
        From 1/1/07 to 12/31/07      $2.668     $2.717       1,150
        Phoenix Multi-Sector Short Term Bond Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 6/4/03* to 12/31/03     $2.000     $1.019       1,222
        From 1/1/04 to 12/31/04      $1.019     $1.054       3,469
        From 1/1/05 to 12/31/05      $1.054     $1.049       3,560
        From 1/1/06 to 12/31/06      $1.049     $1.089       2,320
        From 1/1/07 to 12/31/07      $1.089     $1.112       1,096

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Phoenix Strategic Allocation Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/5/02* to 12/31/02     $2.000     $1.758        133
        From 1/1/03 to 12/31/03      $1.758     $2.069        555
        From 1/1/04 to 12/31/04      $2.069     $2.183        752
        From 1/1/05 to 12/31/05      $2.183     $2.182        637
        From 1/1/06 to 12/31/06      $2.182     $2.415        449
        From 1/1/07 to 12/31/07      $2.415     $2.513        302
        Phoenix-Aberdeen International Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.712        61
        From 1/1/03 to 12/31/03      $1.712     $2.217        163
        From 1/1/04 to 12/31/04      $2.217     $2.629        303
        From 1/1/05 to 12/31/05      $2.629     $3.062        355
        From 1/1/06 to 12/31/06      $3.062     $3.830       1,785
        From 1/1/07 to 12/31/07      $3.830     $4.323       2,038
        Phoenix-Alger Small-Cap Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 11/1/02* to 12/31/02    $2.000     $2.003        14
        From 1/1/03 to 12/31/03      $2.003     $3.017        141
        From 1/1/04 to 12/31/04      $3.017     $3.025        293
        From 1/1/05 to 12/31/05      $3.025     $3.436        309
        From 1/1/06 to 12/31/06      $3.436     $4.031        349
        From 1/1/07 to 12/31/07      $4.031     $4.595        190
        Phoenix-Duff & Phelps Real Estate Securities Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/1/02* to 12/31/02     $2.000     $2.250        72
        From 1/1/03 to 12/31/03      $2.250     $3.055        279
        From 1/1/04 to 12/31/04      $3.055     $4.041        405
        From 1/1/05 to 12/31/05      $4.041     $4.567        478
        From 1/1/06 to 12/31/06      $4.567     $6.148        344
        From 1/1/07 to 12/31/07      $6.148     $5.088        414
        Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.108        279
        From 1/1/07 to 12/31/07      $1.108     $1.180        744
        Phoenix-S&P Dynamic Asset Allocation Series: Growth
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.082        713
        From 1/1/07 to 12/31/07      $1.082     $1.151        947
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.040        199
        From 1/1/07 to 12/31/07      $1.040     $1.102        165
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.070        950
        From 1/1/07 to 12/31/07      $1.070     $1.140       1,262
        Phoenix-Sanford Bernstein Mid-Cap Value Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.910        109
        From 1/1/03 to 12/31/03      $1.910     $2.645        352
        From 1/1/04 to 12/31/04      $2.645     $3.127        399
        From 1/1/05 to 12/31/05      $3.127     $3.308        433
        From 1/1/06 to 12/31/06      $3.308     $3.734        377
        From 1/1/07 to 12/31/07      $3.734     $3.739        549

*Date investment option began operations.

                                    Investment Investment
                                      Option     Option       Units
                                    Unit Value Unit Value Outstanding at
                                    Beginning     End     End of Period
            Investment Option       of Period  of Period   (Thousands)
        ----------------------------------------------------------------
        Phoenix-Sanford Bernstein Small-Cap Value Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 3/13/02* to 12/31/02     $2.000     $1.912        64
        From 1/1/03 to 12/31/03       $1.912     $2.701        388
        From 1/1/04 to 12/31/04       $2.701     $3.254        472
        From 1/1/05 to 12/31/05       $3.254     $3.434        442
        From 1/1/06 to 12/31/06       $3.434     $3.937        383
        From 1/1/07 to 12/31/07       $3.937     $3.785        353
        Phoenix-Van Kampen Comstock Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/15/02* to 12/31/02     $2.000     $1.580        301
        From 1/1/03 to 12/31/03       $1.580     $1.922        468
        From 1/1/04 to 12/31/04       $1.922     $2.131       1,207
        From 1/1/05 to 12/31/05       $2.131     $2.206        908
        From 1/1/06 to 12/31/06       $2.206     $2.619        544
        From 1/1/07 to 12/31/07       $2.619     $2.515        446
        Phoenix-Van Kampen Equity 500 Index Series
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/15/02* to 12/31/02     $2.000     $1.522        94
        From 1/1/03 to 12/31/03       $1.522     $1.886        172
        From 1/1/04 to 12/31/04       $1.886     $2.035        182
        From 1/1/05 to 12/31/05       $2.035     $2.072        150
        From 1/1/06 to 12/31/06       $2.072     $2.324        395
        From 1/1/07 to 12/31/07       $2.324     $2.393        330
        PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/28/06* to 12/31/06     $1.000     $0.948        61
        From 1/1/07 to 12/31/07       $0.948     $1.147        644
        PIMCO VIT Real Return Portfolio - Advisor Class
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/28/06* to 12/31/06     $1.000     $1.011        22
        From 1/1/07 to 12/31/07       $1.011     $1.098        25
        PIMCO VIT Total Return Portfolio - Advisor Class
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/28/06* to 12/31/06     $1.000     $1.029        93
        From 1/1/07 to 12/31/07       $1.029     $1.098        79
        Rydex Variable Trust Inverse Government Long Bond Strategy Fund
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 6/30/03* to 12/31/03     $2.000     $1.048        895
        From 1/1/04 to 12/31/04       $1.048     $0.920       1,222
        From 1/1/05 to 12/31/05       $0.920     $0.856       1,104
        From 1/1/06 to 12/31/06       $0.856     $0.909        568
        From 1/1/07 to 12/31/07       $0.909     $0.852        275
        Rydex Variable Trust Nova Fund
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 7/11/03* to 12/31/03     $2.000     $1.211        285
        From 1/1/04 to 12/31/04       $1.211     $1.363        366
        From 1/1/05 to 12/31/05       $1.363     $1.392        354
        From 1/1/06 to 12/31/06       $1.392     $1.631        313
        From 1/1/07 to 12/31/07       $1.631     $1.619        90
        Rydex Variable Trust Sector Rotation Fund
        ---------------------------------------------------------------
        ----------------------------------------------------------------
        From 7/7/03* to 12/31/03      $2.000     $1.149        52
        From 1/1/04 to 12/31/04       $1.149     $1.249        61
        From 1/1/05 to 12/31/05       $1.249     $1.395        48
        From 1/1/06 to 12/31/06       $1.395     $1.526        32
        From 1/1/07 to 12/31/07       $1.526     $1.839         6

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Sentinel Variable Products Bond Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.018        271
        Sentinel Variable Products Common Stock Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.021       1,253
        Sentinel Variable Products Mid Cap Growth Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.076         7
        Sentinel Variable Products Small Company Fund
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 9/7/07* to 12/31/07     $1.000     $1.004        183
        Templeton Developing Markets Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.064     $1.346        145
        Templeton Foreign Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/24/02* to 12/31/02    $2.000     $1.631        91
        From 1/1/03 to 12/31/03      $1.631     $2.117        344
        From 1/1/04 to 12/31/04      $2.117     $2.464        485
        From 1/1/05 to 12/31/05      $2.464     $2.666        679
        From 1/1/06 to 12/31/06      $2.666     $3.180        515
        From 1/1/07 to 12/31/07      $3.180     $3.605        364
        Templeton Growth Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/24/02* to 12/31/02    $2.000     $1.630        81
        From 1/1/03 to 12/31/03      $1.630     $2.115        601
        From 1/1/04 to 12/31/04      $2.115     $2.409        766
        From 1/1/05 to 12/31/05      $2.409     $2.576        750
        From 1/1/06 to 12/31/06      $2.576     $3.081        599
        From 1/1/07 to 12/31/07      $3.081     $3.097       2,408
        Van Kampen UIF Equity and Income Portfolio - Class II
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $1.068        15
        From 1/1/07 to 12/31/07      $1.068     $1.084        21
        Wanger International Select
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/9/02* to 12/31/02     $2.000     $1.722        24
        From 1/1/03 to 12/31/03      $1.722     $2.388        47
        From 1/1/04 to 12/31/04      $2.388     $2.916        90
        From 1/1/05 to 12/31/05      $2.916     $3.334        111
        From 1/1/06 to 12/31/06      $3.334     $4.453        111
        From 1/1/07 to 12/31/07      $4.453     $5.326        97
        Wanger International Small Cap
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.723        98
        From 1/1/03 to 12/31/03      $1.723     $2.518        370
        From 1/1/04 to 12/31/04      $2.518     $3.221        476
        From 1/1/05 to 12/31/05      $3.221     $3.844        515
        From 1/1/06 to 12/31/06      $3.844     $5.179        381
        From 1/1/07 to 12/31/07      $5.179     $5.914        339
        Wanger Select
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 5/1/02* to 12/31/02     $2.000     $1.909        34
        From 1/1/03 to 12/31/03      $1.909     $2.450        142
        From 1/1/04 to 12/31/04      $2.450     $2.871        229
        From 1/1/05 to 12/31/05      $2.871     $3.115        214
        From 1/1/06 to 12/31/06      $3.115     $3.662        163
        From 1/1/07 to 12/31/07      $3.662     $3.934        104

*Date investment option began operations.

                                       Investment Investment
                                         Option     Option       Units
                                       Unit Value Unit Value Outstanding at
                                       Beginning     End     End of Period
            Investment Option          of Period  of Period   (Thousands)
     ----------------------------------------------------------------------
     Wanger U.S. Smaller Companies
     --------------------------------- ---------- ---------- --------------
     ----------------------------------------------------------------------
     From 2/19/02* to 12/31/02          $2.000     $1.738         156
     From 1/1/03 to 12/31/03            $1.738     $2.444         368
     From 1/1/04 to 12/31/04            $2.444     $2.840         507
     From 1/1/05 to 12/31/05            $2.840     $3.103         397
     From 1/1/06 to 12/31/06            $3.103     $3.287         262
     From 1/1/07 to 12/31/07            $3.287     $3.402         148

     Death Benefit Option 3 Contracts
                                       Investment Investment
                                         Option     Option       Units
                                       Unit Value Unit Value Outstanding at
                                       Beginning     End     End of Period
            Investment Option          of Period  of Period   (Thousands)
     ----------------------------------------------------------------------
     AIM V.I. Capital Appreciation Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 2/26/02* to 12/31/02........  $ 2.000    $ 1.523         87
     From 1/1/03 to 12/31/03..........  $ 1.523    $ 1.934         57
     From 1/1/04 to 12/31/04..........  $ 1.934    $ 2.022         71
     From 1/1/05 to 12/31/05..........  $ 2.022    $ 2.158         71
     From 1/1/06 to 12/31/06..........  $ 2.158    $ 2.249         71
     From 1/1/07 to 12/31/07..........  $ 2.249    $ 2.470         49
     AIM V.I. Core Equity Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 4/21/06* to 12/31/06........  $ 1.000    $ 1.081         91
     From 1/1/07 to 12/31/07..........  $ 1.081    $ 1.146         49
     AIM V.I. Mid Cap Core Equity Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 12/3/04* to 12/31/04........  $ 2.000    $ 1.016         38
     From 1/1/05 to 12/31/05..........  $ 1.016    $ 1.072         37
     From 1/1/06 to 12/31/06..........  $ 1.072    $ 1.169         35
     From 1/1/07 to 12/31/07..........  $ 1.169    $ 1.256         17
     Alger American Leveraged AllCap Portfolio - Class O
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 3/27/02* to 12/31/02........  $ 2.000    $ 1.329         38
     From 1/1/03 to 12/31/03..........  $ 1.329    $ 1.756         48
     From 1/1/04 to 12/31/04..........  $ 1.756    $ 1.862        918
     From 1/1/05 to 12/31/05..........  $ 1.862    $ 2.090         32
     From 1/1/06 to 12/31/06..........  $ 2.090    $ 2.444         28
     From 1/1/07 to 12/31/07..........  $ 2.444    $ 3.200         29
     DWS Equity 500 Index Fund VIP - Class A
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 2/26/02* to 12/31/02........  $ 2.000    $ 1.547         20
     From 1/1/03 to 12/31/03..........  $ 1.547    $ 1.944         36
     From 1/1/04 to 12/31/04..........  $ 1.944    $ 2.108         54
     From 1/1/05 to 12/31/05..........  $ 2.108    $ 2.163         72
     From 1/1/06 to 12/31/06..........  $ 2.163    $ 2.450         82
     From 1/1/07 to 12/31/07..........  $ 2.450    $ 2.530         47

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Federated Fund for U.S. Government Securities II
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $2.119        209
        From 1/1/03 to 12/31/03      $2.119     $2.126        164
        From 1/1/04 to 12/31/04      $2.126     $2.160        221
        From 1/1/05 to 12/31/05      $2.160     $2.161        251
        From 1/1/06 to 12/31/06      $2.161     $2.207        253
        From 1/1/07 to 12/31/07      $2.207     $2.300        155
        Federated High Income Bond Fund II - Primary Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.978        61
        From 1/1/03 to 12/31/03      $1.978     $2.370        316
        From 1/1/04 to 12/31/04      $2.370     $2.567        335
        From 1/1/05 to 12/31/05      $2.567     $2.584        77
        From 1/1/06 to 12/31/06      $2.584     $2.807        49
        From 1/1/07 to 12/31/07      $2.807     $2.847        39
        Fidelity VIP Contrafund(R) Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/26/02* to 12/31/02    $2.000     $1.822        21
        From 1/1/03 to 12/31/03      $1.822     $2.293        34
        From 1/1/04 to 12/31/04      $2.293     $2.593        49
        From 1/1/05 to 12/31/05      $2.593     $2.971        66
        From 1/1/06 to 12/31/06      $2.971     $3.251        78
        From 1/1/07 to 12/31/07      $3.251     $3.745        73
        Fidelity VIP Growth Opportunities Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.556        28
        From 1/1/03 to 12/31/03      $1.556     $1.978        37
        From 1/1/04 to 12/31/04      $1.978     $2.076        29
        From 1/1/05 to 12/31/05      $2.076     $2.216        38
        From 1/1/06 to 12/31/06      $2.216     $2.288        42
        From 1/1/07 to 12/31/07      $2.288     $2.760        39
        Fidelity VIP Growth Portfolio - Service Class
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.385        136
        From 1/1/03 to 12/31/03      $1.385     $1.804        129
        From 1/1/04 to 12/31/04      $1.804     $1.826        143
        From 1/1/05 to 12/31/05      $1.826     $1.892        119
        From 1/1/06 to 12/31/06      $1.892     $1.980        98
        From 1/1/07 to 12/31/07      $1.980     $2.463        48
        Franklin Income Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $1.106        13
        From 1/1/07 to 12/31/07      $1.106     $1.125        22
        Lazard Retirement Small Cap Portfolio - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.979     $1.088        11
        From 1/1/06 to 12/31/06      $1.088     $1.238        11
        From 1/1/07 to 12/31/07      $1.238     $1.126        10
        Lord Abbett Bond-Debenture Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.978     $1.016        48
        From 1/1/06 to 12/31/06      $1.016     $1.090        22
        From 1/1/07 to 12/31/07      $1.090     $1.134        22

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Lord Abbett Growth and Income Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.980     $1.043        287
        From 1/1/06 to 12/31/06      $1.043     $1.200        166
        From 1/1/07 to 12/31/07      $1.200     $1.217        140
        Lord Abbett Mid-Cap Value Portfolio - Class VC
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/29/05* to 12/31/05    $0.957     $1.077        79
        From 1/1/06 to 12/31/06      $1.077     $1.185        53
        From 1/1/07 to 12/31/07      $1.185     $1.168        45
        Mutual Shares Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/25/02* to 12/31/02    $2.000     $1.780        76
        From 1/1/03 to 12/31/03      $1.780     $2.184        88
        From 1/1/04 to 12/31/04      $2.184     $2.412        100
        From 1/1/05 to 12/31/05      $2.412     $2.615        93
        From 1/1/06 to 12/31/06      $2.615     $3.036        710
        From 1/1/07 to 12/31/07      $3.036     $3.080        90
        Oppenheimer Global Securities Fund/VA - Service Shares
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/28/06* to 12/31/06    $1.000     $1.059        27
        From 1/1/07 to 12/31/07      $1.059     $1.101        26
        Phoenix Capital Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/15/02* to 12/31/02    $2.000     $1.488        61
        From 1/1/03 to 12/31/03      $1.488     $1.845        82
        From 1/1/04 to 12/31/04      $1.845     $1.899        91
        From 1/1/05 to 12/31/05      $1.899     $1.931        74
        From 1/1/06 to 12/31/06      $1.931     $1.955        146
        From 1/1/07 to 12/31/07      $1.955     $2.123        80
        Phoenix Growth and Income Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.545        102
        From 1/1/03 to 12/31/03      $1.545     $1.930        119
        From 1/1/04 to 12/31/04      $1.930     $2.091        128
        From 1/1/05 to 12/31/05      $2.091     $2.149        114
        From 1/1/06 to 12/31/06      $2.149     $2.469        96
        From 1/1/07 to 12/31/07      $2.469     $2.582        86
        Phoenix Mid-Cap Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/15/02* to 12/31/02    $2.000     $1.352        128
        From 1/1/03 to 12/31/03      $1.352     $1.708        133
        From 1/1/04 to 12/31/04      $1.708     $1.787        132
        From 1/1/05 to 12/31/05      $1.787     $1.826        79
        From 1/1/06 to 12/31/06      $1.826     $1.864       1,067
        From 1/1/07 to 12/31/07      $1.864     $2.226        57
        Phoenix Money Market Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/1/02* to 12/31/02     $2.000     $1.989        35
        From 1/1/03 to 12/31/03      $1.989     $1.963        31
        From 1/1/04 to 12/31/04      $1.963     $1.940        139
        From 1/1/05 to 12/31/05      $1.940     $1.952        99
        From 1/1/06 to 12/31/06      $1.952     $1.998        90
        From 1/1/07 to 12/31/07      $1.998     $2.055        85

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Phoenix Multi-Sector Fixed Income Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 3/14/02* to 12/31/02    $2.000     $2.151        46
        From 1/1/03 to 12/31/03      $2.151     $2.417        68
        From 1/1/04 to 12/31/04      $2.417     $2.531        137
        From 1/1/05 to 12/31/05      $2.531     $2.527        153
        From 1/1/06 to 12/31/06      $2.527     $2.647        153
        From 1/1/07 to 12/31/07      $2.647     $2.691        79
        Phoenix Multi-Sector Short Term Bond Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 7/1/03* to 12/31/03     $2.000     $1.018        81
        From 1/1/04 to 12/31/04      $1.018     $1.051        116
        From 1/1/05 to 12/31/05      $1.051     $1.045        130
        From 1/1/06 to 12/31/06      $1.045     $1.083        93
        From 1/1/07 to 12/31/07      $1.083     $1.104        161
        Phoenix Strategic Allocation Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.755        376
        From 1/1/03 to 12/31/03      $1.755     $2.062        404
        From 1/1/04 to 12/31/04      $2.062     $2.173        419
        From 1/1/05 to 12/31/05      $2.173     $2.169        307
        From 1/1/06 to 12/31/06      $2.169     $2.397        256
        From 1/1/07 to 12/31/07      $2.397     $2.490        207
        Phoenix-Aberdeen International Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 6/21/02* to 12/31/02    $2.000     $1.709        65
        From 1/1/03 to 12/31/03      $1.709     $2.210        62
        From 1/1/04 to 12/31/04      $2.210     $2.617        53
        From 1/1/05 to 12/31/05      $2.617     $3.043        617
        From 1/1/06 to 12/31/06      $3.043     $3.800        120
        From 1/1/07 to 12/31/07      $3.800     $4.283        94
        Phoenix-Alger Small-Cap Growth Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 4/1/03* to 12/31/03     $2.000     $3.010         8
        From 1/1/04 to 12/31/04      $3.010     $3.014         6
        From 1/1/05 to 12/31/05      $3.014     $3.418         5
        From 1/1/06 to 12/31/06      $3.418     $4.004        17
        From 1/1/07 to 12/31/07      $4.004     $4.557        16
        Phoenix-Duff & Phelps Real Estate Securities Series
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/15/02* to 12/31/02    $2.000     $2.246        15
        From 1/1/03 to 12/31/03      $2.246     $3.045        24
        From 1/1/04 to 12/31/04      $3.045     $4.022        53
        From 1/1/05 to 12/31/05      $4.022     $4.539        54
        From 1/1/06 to 12/31/06      $4.539     $6.101        37
        From 1/1/07 to 12/31/07      $6.101     $5.041        31
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.038        32
        From 1/1/07 to 12/31/07      $1.038     $1.099        31
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/3/06* to 12/31/06     $1.000     $1.069         7
        From 1/1/07 to 12/31/07      $1.069     $1.126         0

*Date investment option began operations.

                                      Investment  Investment
                                        Option      Option       Units
                                      Unit Value  Unit Value Outstanding at
                                      Beginning      End     End of Period
            Investment Option         of Period   of Period   (Thousands)
        -------------------------------------------------------------------
        Phoenix-Sanford Bernstein Mid-Cap Value Series
        ------------------------------------------------------------------
        -------------------------------------------------------------------
        From 2/26/02* to 12/31/02       $2.000      $1.907        150
        From 1/1/03 to 12/31/03         $1.907      $2.636        123
        From 1/1/04 to 12/31/04         $2.636      $3.112        172
        From 1/1/05 to 12/31/05         $3.112      $3.288        122
        From 1/1/06 to 12/31/06         $3.288      $3.705        106
        From 1/1/07 to 12/31/07         $3.705      $3.705        81
        Phoenix-Sanford Bernstein Small-Cap Value Series
        ------------------------------------------------------------------
        -------------------------------------------------------------------
        From 2/25/02* to 12/31/02       $2.000      $1.909        117
        From 1/1/03 to 12/31/03         $1.909      $2.693        102
        From 1/1/04 to 12/31/04         $2.693      $3.239        145
        From 1/1/05 to 12/31/05         $3.239      $3.413        83
        From 1/1/06 to 12/31/06         $3.413      $3.907        83
        From 1/1/07 to 12/31/07         $3.907      $3.750        57
        Phoenix-Van Kampen Comstock Series
        ------------------------------------------------------------------
        -------------------------------------------------------------------
        From 2/15/02* to 12/31/02       $2.000      $1.577        175
        From 1/1/03 to 12/31/03         $1.577      $1.915        201
        From 1/1/04 to 12/31/04         $1.915      $2.121        325
        From 1/1/05 to 12/31/05         $2.121      $2.192        250
        From 1/1/06 to 12/31/06         $2.192      $2.599        210
        From 1/1/07 to 12/31/07         $2.599      $2.492        153
        Phoenix-Van Kampen Equity 500 Index Series
        ------------------------------------------------------------------
        -------------------------------------------------------------------
        From 2/26/02* to 12/31/02       $2.000      $1.519        14
        From 1/1/03 to 12/31/03         $1.519      $1.880        62
        From 1/1/04 to 12/31/04         $1.880      $2.025        60
        From 1/1/05 to 12/31/05         $2.025      $2.059        16
        From 1/1/06 to 12/31/06         $2.059      $2.306        35
        From 1/1/07 to 12/31/07         $2.306      $2.371        31
        PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class
        ------------------------------------------------------------------
        -------------------------------------------------------------------
        From 1/1/07 to 12/31/07         $1.053      $1.144       1,689
        Rydex Variable Trust Inverse Government Long Bond Strategy Fund
        ------------------------------------------------------------------
        -------------------------------------------------------------------
        From 6/6/03* to 12/31/03        $2.000      $1.047        91
        From 1/1/04 to 12/31/04         $1.047      $0.917        143
        From 1/1/05 to 12/31/05         $0.917      $0.852        122
        From 1/1/06 to 12/31/06         $0.852      $0.904        62
        From 1/1/07 to 12/31/07         $0.904      $0.846        62
        Rydex Variable Trust Nova Fund
        ------------------------------------------------------------------
        -------------------------------------------------------------------
        From 5/27/04* to 12/31/04       $2.000      $1.360         1
        From 1/1/05 to 12/31/05         $1.360      $1.387         1
        From 1/1/06 to 12/31/06         $1.387      $1.622         1
        From 1/1/07 to 12/31/07         $1.622      $1.608         1
        Rydex Variable Trust Sector Rotation Fund      .850           8
        ----------------------------------------  ---------- --------------
        -------------------------------------------------------------------
        From 5/27/04* to 12/31/04       $2.000      $1.246         2
        From 1/1/05 to 12/31/05         $1.246      $1.390       1,236
        From 1/1/06 to 12/31/06         $1.390      $1.518         2
        From 1/1/07 to 12/31/07         $1.518      $1.827         2


*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Templeton Developing Markets Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/1/07 to 12/31/07      $1.050     $1.342       1,319
        Templeton Foreign Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/26/02* to 12/31/02    $2.000     $1.628        19
        From 1/1/03 to 12/31/03      $1.628     $2.110        20
        From 1/1/04 to 12/31/04      $2.110     $2.453        37
        From 1/1/05 to 12/31/05      $2.453     $2.649        23
        From 1/1/06 to 12/31/06      $2.649     $3.155        16
        From 1/1/07 to 12/31/07      $3.155     $3.572        10
        Templeton Growth Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/26/02* to 12/31/02    $2.000     $1.627        34
        From 1/1/03 to 12/31/03      $1.627     $2.108        55
        From 1/1/04 to 12/31/04      $2.108     $2.398        43
        From 1/1/05 to 12/31/05      $2.398     $2.560        43
        From 1/1/06 to 12/31/06      $2.560     $3.058        38
        From 1/1/07 to 12/31/07      $3.058     $3.068        37
        Wanger International Select
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 10/6/03* to 12/31/03    $2.000     $2.381        445
        From 1/1/04 to 12/31/04      $2.381     $2.902         1
        From 1/1/05 to 12/31/05      $2.902     $3.314         8
        From 1/1/06 to 12/31/06      $3.314     $4.419         8
        From 1/1/07 to 12/31/07      $4.419     $5.276        12
        Wanger International Small Cap
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/15/02* to 12/31/02    $2.000     $1.720        117
        From 1/1/03 to 12/31/03      $1.720     $2.510        529
        From 1/1/04 to 12/31/04      $2.510     $3.206        87
        From 1/1/05 to 12/31/05      $3.206     $3.821        76
        From 1/1/06 to 12/31/06      $3.821     $5.139        64
        From 1/1/07 to 12/31/07      $5.139     $5.860        43
        Wanger Select
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/19/02* to 12/31/02    $2.000     $1.906        34
        From 1/1/03 to 12/31/03      $1.906     $2.443        19
        From 1/1/04 to 12/31/04      $2.443     $2.857        25
        From 1/1/05 to 12/31/05      $2.857     $3.096        35
        From 1/1/06 to 12/31/06      $3.096     $3.634        34
        From 1/1/07 to 12/31/07      $3.634     $3.897        31
        Wanger U.S. Smaller Companies
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/15/02* to 12/31/02    $2.000     $1.735        188
        From 1/1/03 to 12/31/03      $1.735     $2.436        189
        From 1/1/04 to 12/31/04      $2.436     $2.827        173
        From 1/1/05 to 12/31/05      $2.827     $3.084        118
        From 1/1/06 to 12/31/06      $3.084     $3.262        99
        From 1/1/07 to 12/31/07      $3.262     $3.370        66

*Date investment option began operations.


     Death Benefit Option 4 Contracts
                                       Investment Investment
                                         Option     Option       Units
                                       Unit Value Unit Value Outstanding at
                                       Beginning     End     End of Period
            Investment Option          of Period  of Period   (Thousands)
     ----------------------------------------------------------------------
     AIM V.I. Capital Appreciation Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 2/5/03* to 12/31/03            $2.000     $1.938         34
     From 1/1/04 to 12/31/04             $1.938     $2.028         33
     From 1/1/05 to 12/31/05             $2.028     $2.167         27
     From 1/1/06 to 12/31/06             $2.167     $2.261         20
     From 1/1/07 to 12/31/07             $2.261     $2.486         3
     AIM V.I. Core Equity Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 4/21/06* to 12/31/06           $1.000     $1.082         47
     From 1/1/07 to 12/31/07             $1.082     $1.148         11
     AIM V.I. Mid Cap Core Equity Fund - Class I
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 12/3/04* to 12/31/04           $2.000     $1.016         2
     From 1/1/05 to 12/31/05             $1.016     $1.073         2
     From 1/1/06 to 12/31/06             $1.073     $1.172         2
     From 1/1/07 to 12/31/07             $1.172     $1.260         2
     DWS Equity 500 Index Fund VIP - Class A
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 1/12/04* to 12/31/04           $2.000     $2.114         23
     From 1/1/05 to 12/31/05             $2.114     $2.172         24
     From 1/1/06 to 12/31/06             $2.172     $2.463         35
     From 1/1/07 to 12/31/07             $2.463     $2.545         9
     Federated Fund for U.S. Government Securities II
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 11/1/02* to 12/31/02           $2.000     $2.121         1
     From 1/1/03 to 12/31/03             $2.121     $2.131         4
     From 1/1/04 to 12/31/04             $2.131     $2.167         14
     From 1/1/05 to 12/31/05             $2.167     $2.170         11
     From 1/1/06 to 12/31/06             $2.170     $2.218         13
     From 1/1/07 to 12/31/07             $2.218     $2.314         13
     Federated High Income Bond Fund II - Primary Shares
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 10/1/02* to 12/31/02           $2.000     $1.980         2
     From 1/1/03 to 12/31/03             $1.980     $2.375         17
     From 1/1/04 to 12/31/04             $2.375     $2.575         30
     From 1/1/05 to 12/31/05             $2.575     $2.594         43
     From 1/1/06 to 12/31/06             $2.594     $2.822         11
     From 1/1/07 to 12/31/07             $2.822     $2.864         10
     Fidelity VIP Contrafund(R) Portfolio - Service Class
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 7/1/03* to 12/31/03            $2.000     $2.297         1
     From 1/1/04 to 12/31/04             $2.297     $2.601         11
     From 1/1/05 to 12/31/05             $2.601     $2.983         11
     From 1/1/06 to 12/31/06             $2.983     $3.267         19
     From 1/1/07 to 12/31/07             $3.267     $3.768         10
     Fidelity VIP Growth Opportunities Portfolio - Service Class
     ----------------------------------------------------------------------
     ----------------------------------------------------------------------
     From 1/9/04* to 12/31/04            $2.000     $1.832         3
     From 1/1/05 to 12/31/05             $1.832     $2.225         1
     From 1/1/06 to 12/31/06             $2.225     $2.300         1
     From 1/1/07 to 12/31/07             $2.300     $2.778         1

*Date investment option began operations.

                                    Investment Investment
                                      Option     Option       Units
                                    Unit Value Unit Value Outstanding at
                                    Beginning     End     End of Period
            Investment Option       of Period  of Period   (Thousands)
        ----------------------------------------------------------------
        Fidelity VIP Growth Portfolio - Service Class
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/9/04* to 12/31/04      $2.000     $1.832         3
        From 1/1/05 to 12/31/05       $1.830     $1.900         3
        From 1/1/06 to 12/31/06       $1.900     $1.991         3
        From 1/1/07 to 12/31/07       $1.991     $2.479         3
        Lazard Retirement Small Cap Portfolio - Service Shares
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/29/05* to 12/31/05     $0.979     $1.088         8
        From 1/1/06 to 12/31/06       $1.088     $1.240         7
        From 1/1/07 to 12/31/07       $1.240     $1.129         7
        Lord Abbett Bond-Debenture Portfolio - Class VC
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/29/05* to 12/31/05     $0.978     $1.017        125
        From 1/1/06 to 12/31/06       $1.017     $1.092        131
        From 1/1/07 to 12/31/07       $1.092     $1.137         1
        Lord Abbett Growth and Income Portfolio - Class VC
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/29/05* to 12/31/05     $0.980     $1.044        17
        From 1/1/06 to 12/31/06       $1.044     $1.202        19
        From 1/1/07 to 12/31/07       $1.202     $1.220        19
        Lord Abbett Mid-Cap Value Portfolio - Class VC
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/29/05* to 12/31/05     $0.957     $1.077        31
        From 1/1/06 to 12/31/06       $1.077     $1.187        32
        From 1/1/07 to 12/31/07       $1.187     $1.172         5
        Mutual Shares Securities Fund - Class 2
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 2/5/03* to 12/31/03      $2.000     $2.189        12
        From 1/1/04 to 12/31/04       $2.189     $2.420        34
        From 1/1/05 to 12/31/05       $2.420     $2.626        48
        From 1/1/06 to 12/31/06       $2.626     $3.051        48
        From 1/1/07 to 12/31/07       $3.051     $3.099        10
        Phoenix Capital Growth Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 10/1/02* to 12/31/02     $2.000     $1.489         1
        From 1/1/03 to 12/31/03       $1.489     $1.849         3
        From 1/1/04 to 12/31/04       $1.849     $1.905         2
        From 1/1/05 to 12/31/05       $1.910     $1.939         2
        From 1/1/06 to 12/31/06       $1.939     $1.965         7
        From 1/1/07 to 12/31/07       $1.965     $2.136         6
        Phoenix Growth and Income Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 12/18/03* to 12/31/03    $2.000     $1.934         9
        From 1/1/04 to 12/31/04       $1.934     $2.098        59
        From 1/1/05 to 12/31/05       $2.098     $2.158        56
        From 1/1/06 to 12/31/06       $2.158     $2.482        58
        From 1/1/07 to 12/31/07       $2.482     $2.598         8
        Phoenix Mid-Cap Growth Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 7/25/02* to 12/31/02     $2.000     $1.353         2
        From 1/1/03 to 12/31/03       $1.353     $1.711        16
        From 1/1/04 to 12/31/04       $1.711     $1.793        16
        From 1/1/05 to 12/31/05       $1.790     $1.833        16
        From 1/1/06 to 12/31/06       $1.833     $1.874        36
        From 1/1/07 to 12/31/07       $1.874     $2.240         2

*Date investment option began operations.

                                    Investment Investment
                                      Option     Option       Units
                                    Unit Value Unit Value Outstanding at
                                    Beginning     End     End of Period
            Investment Option       of Period  of Period   (Thousands)
        ----------------------------------------------------------------
        Phoenix Money Market Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/9/04* to 12/31/04      $2.000     $1.946         3
        From 1/1/05 to 12/31/05       $1.946     $1.960         8
        From 1/1/06 to 12/31/06       $1.960     $2.008        19
        From 1/1/07 to 12/31/07       $2.008     $2.067         5
        Phoenix Multi-Sector Fixed Income Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 12/18/03* to 12/31/03    $2.000     $2.422        18
        From 1/1/04 to 12/31/04       $2.422     $2.539        31
        From 1/1/05 to 12/31/05       $2.539     $2.537        36
        From 1/1/06 to 12/31/06       $2.537     $2.661        39
        From 1/1/07 to 12/31/07       $2.661     $2.708         4
        Phoenix Multi-Sector Short Term Bond Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 12/18/03* to 12/31/03    $2.000     $1.019         8
        From 1/1/04 to 12/31/04       $1.019     $1.053        153
        From 1/1/05 to 12/31/05       $1.053     $1.048        173
        From 1/1/06 to 12/31/06       $1.048     $1.087        101
        From 1/1/07 to 12/31/07       $1.087     $1.109        52
        Phoenix Strategic Allocation Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 7/25/02* to 12/31/02     $2.000     $1.757         1
        From 1/1/03 to 12/31/03       $1.757     $2.067        43
        From 1/1/04 to 12/31/04       $2.067     $2.180        70
        From 1/1/05 to 12/31/05       $2.180     $2.178        63
        From 1/1/06 to 12/31/06       $2.178     $2.409        57
        From 1/1/07 to 12/31/07       $2.409     $2.506         1
        Phoenix-Aberdeen International Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 9/25/04* to 12/31/04     $2.000     $2.625        28
        From 1/1/05 to 12/31/05       $2.625     $3.055        23
        From 1/1/06 to 12/31/06       $3.055     $3.820        23
        From 1/1/07 to 12/31/07       $3.820     $4.309         7
        Phoenix-Alger Small-Cap Growth Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/13/04* to 12/31/04     $2.000     $3.022         2
        From 1/1/05 to 12/31/05       $3.022     $3.430         2
        From 1/1/06 to 12/31/06       $3.430     $4.022        17
        From 1/1/07 to 12/31/07       $4.022     $4.582         3
        Phoenix-Duff & Phelps Real Estate Securities Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 10/1/02* to 12/31/02     $2.000     $2.249         1
        From 1/1/03 to 12/31/03       $2.249     $3.052         5
        From 1/1/04 to 12/31/04       $3.052     $4.034        14
        From 1/1/05 to 12/31/05       $4.034     $4.558        10
        From 1/1/06 to 12/31/06       $4.558     $6.132         9
        From 1/1/07 to 12/31/07       $6.132     $5.073         0
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/07 to 12/31/07       $1.039     $1.101        241
        Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/07 to 12/31/07       $1.070     $1.095         0

*Date investment option began operations.

                                    Investment Investment
                                      Option     Option       Units
                                    Unit Value Unit Value Outstanding at
                                    Beginning     End     End of Period
            Investment Option       of Period  of Period   (Thousands)
        ----------------------------------------------------------------
        Phoenix-Sanford Bernstein Mid-Cap Value Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 7/25/02* to 12/31/02     $2.000     $1.909         2
        From 1/1/03 to 12/31/03       $1.909     $2.642         42
        From 1/1/04 to 12/31/04       $2.642     $3.122         37
        From 1/1/05 to 12/31/05       $3.122     $3.302         31
        From 1/1/06 to 12/31/06       $3.302     $3.724         25
        From 1/1/07 to 12/31/07       $3.724     $3.728         2
        Phoenix-Sanford Bernstein Small-Cap Value Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 7/25/02* to 12/31/02     $2.000     $1.911         1
        From 1/1/03 to 12/31/03       $1.911     $2.698         34
        From 1/1/04 to 12/31/04       $2.698     $3.249         29
        From 1/1/05 to 12/31/05       $3.249     $3.427         23
        From 1/1/06 to 12/31/06       $3.427     $3.927         16
        From 1/1/07 to 12/31/07       $3.927     $3.773         1
        Phoenix-Van Kampen Comstock Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 5/18/04* to 12/31/04     $2.000     $2.127         29
        From 1/1/05 to 12/31/05       $2.127     $2.201         35
        From 1/1/06 to 12/31/06       $2.201     $2.613         39
        From 1/1/07 to 12/31/07       $2.613     $2.507         6
        Phoenix-Van Kampen Equity 500 Index Series
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 1/1/06 to 12/31/06       $2.068     $2.318         86
        From 1/1/07 to 12/31/07       $2.318     $2.386         21
        PIMCO VIT Total Return Portfolio - Advisor Class
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 4/28/06* to 12/31/06     $1.000     $1.029         80
        From 1/1/07 to 12/31/07       $1.029     $1.022         0
        Rydex Variable Trust Inverse Government Long Bond Fund
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 12/22/03* to 12/31/03    $2.000     $1.048         19
        From 1/1/04 to 12/31/04       $1.048     $0.919         55
        From 1/1/05 to 12/31/05       $0.919     $0.855         55
        From 1/1/06 to 12/31/06       $0.855     $0.907         30
        From 1/1/07 to 12/31/07       $0.907     $0.850         8
        Rydex Variable Trust Nova Fund
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 12/22/03* to 12/31/03    $2.000     $1.211         16
        From 1/1/04 to 12/31/04       $1.211     $1.362         41
        From 1/1/05 to 12/31/05       $1.362     $1.390         67
        From 1/1/06 to 12/31/06       $1.390     $1.628         22
        From 1/1/07 to 12/31/07       $1.628     $1.615         3
        Rydex Variable Trust Sector Rotation Fund
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 3/9/04* to 12/31/04      $2.000     $1.248         7
        From 1/1/05 to 12/31/05       $1.248     $1.393         7
        From 1/1/06 to 12/31/06       $1.393     $1.523         7
        From 1/1/07 to 12/31/07       $1.523     $1.835         7
        Templeton Foreign Securities Fund - Class 2
        ----------------------------------------------------------------
        ----------------------------------------------------------------
        From 10/21/04* to 12/31/04    $2.000     $2.460         1
        From 1/1/05 to 12/31/05       $2.460     $2.660         7
        From 1/1/06 to 12/31/06       $2.660     $3.171         15
        From 1/1/07 to 12/31/07       $3.171     $3.594         1

*Date investment option began operations.

                                   Investment Investment
                                     Option     Option       Units
                                   Unit Value Unit Value Outstanding at
                                   Beginning     End     End of Period
            Investment Option      of Period  of Period   (Thousands)
        ---------------------------------------------------------------
        Templeton Growth Securities Fund - Class 2
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/5/03* to 12/31/03     $2.000     $2.112         3
        From 1/1/04 to 12/31/04      $2.112     $2.406         3
        From 1/1/05 to 12/31/05      $2.406     $2.571         3
        From 1/1/06 to 12/31/06      $2.571     $3.074         3
        From 1/1/07 to 12/31/07      $3.074     $3.087         3
        Wanger International Select
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/9/04* to 12/31/04     $2.000     $2.912         8
        From 1/1/05 to 12/31/05      $2.912     $3.327         7
        From 1/1/06 to 12/31/06      $3.327     $4.442         7
        From 1/1/07 to 12/31/07      $4.442     $5.309         1
        Wanger International Small Cap
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 1/9/04* to 12/31/04     $2.000     $3.216         2
        From 1/1/05 to 12/31/05      $3.216     $3.836         2
        From 1/1/06 to 12/31/06      $3.836     $5.165         2
        From 1/1/07 to 12/31/07      $5.165     $5.896         2
        Wanger Select
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 10/1/02* to 12/31/02    $2.000     $1.908         2
        From 1/1/03 to 12/31/03      $1.908     $2.448         39
        From 1/1/04 to 12/31/04      $2.448     $2.860         33
        From 1/1/05 to 12/31/05      $2.860     $3.109         25
        From 1/1/06 to 12/31/06      $3.109     $3.653         18
        From 1/1/07 to 12/31/07      $3.653     $3.921         1
        Wanger U.S. Smaller Companies
        ---------------------------------------------------------------
        ---------------------------------------------------------------
        From 2/15/03* to 12/31/03    $2.000     $2.442         12
        From 1/1/04 to 12/31/04      $2.442     $2.836         11
        From 1/1/05 to 12/31/05      $2.836     $3.097         10
        From 1/1/06 to 12/31/06      $3.097     $3.279         10
        From 1/1/07 to 12/31/07      $3.279     $3.391         0

*Date investment option began operations.